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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SEARS HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEARS HOLDINGS CORPORATION
3333 Beverly Road
Hoffman Estates, Illinois 60179

March 15, 2006

AYLWIN B. LEWIS
Chief Executive Officer and President

Dear Stockholder:

        I am pleased to invite you to attend the first Annual Meeting of Stockholders of Sears Holdings Corporation (the "Company" or "Sears Holdings") on Wednesday, April 12, 2006. The meeting will begin at 8:00 a.m. (Central time) in the Sears Holdings General Session Room, 3333 Beverly Road, Hoffman Estates, Illinois.

        The Notice of Annual Meeting and Proxy Statement that follow this letter describe the matters to be voted on during the meeting. Your proxy card and the Company's 2005 Annual Report on Form 10-K are also enclosed.

        Whether or not you plan to attend the meeting in person, please read the proxy statement and vote your shares. Instructions for Internet and telephone voting are attached to your proxy card. If you prefer, you can vote by mail by completing your proxy card and returning it in the enclosed postage-paid envelope.

If you plan to attend the meeting:

        If you are a stockholder of record and you plan to attend the meeting, please keep the admission ticket that is attached to the enclosed proxy card, as you must present this ticket to be admitted to the meeting. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding shares in brokerage accounts ("street-name stockholders") will need to bring a copy of a brokerage statement, proxy or letter from the broker confirming ownership of Sears Holdings shares as of the record date of February 24, 2006. Registration will begin at 7:30 a.m. and seating will begin at 7:45 a.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Sincerely,

Aylwin B. Lewis

Sears Holdings Corporation
3333 Beverly Road
Hoffman Estates, Illinois 60179

Notice of 2006 Annual Meeting of Stockholders

Date:	April 12, 2006
Time:	8:00 a.m. Central time
Place:	Sears Holdings General Session Room 3333 Beverly Road Hoffman Estates, IL 60179

        We invite you to attend the annual meeting of stockholders of Sears Holdings Corporation ("Sears Holdings," "Company," "we," "our" or "us") to:

  1.
  Elect nine directors;

  2.
  Approve the Sears Holdings Corporation 2006 Associate Stock Purchase Plan;

  3.
  Approve the Sears Holdings Corporation 2006 Stock Plan;

  4.
  Approve the Sears Holdings Corporation Umbrella Incentive Program;

  5.
  Ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the Company's independent public accountants for fiscal year 2006; and

  6.
  Consider any other business that may properly come before the meeting or any adjournments or postponements of the meeting.

        The Record Date for determining stockholders entitled to notice of, and to vote at, this annual meeting is February 24, 2006. Only stockholders of record at the close of business on that date can vote at the meeting.

        For more information, please read the accompanying Proxy Statement.

        This Notice of 2006 Annual Meeting of Stockholders, as well as the accompanying Proxy Statement and proxy card, are being mailed to our stockholders commencing on or about March 17, 2006.

        It is important that your shares be represented at the meeting. Stockholders may vote their shares (1) in person at the Annual Meeting, (2) by telephone, (3) through the Internet or (4) by completing and mailing the enclosed proxy card in the return envelope provided. Specific instructions for voting by telephone or through the Internet are attached to the proxy card. If you attend the meeting and vote at it, your vote at the meeting will replace any earlier vote.

By Order of the Board of Directors

William R. Harker
Vice President, Acting General Counsel and Secretary

March 15, 2006

Proxy Statement

        This Proxy Statement and the accompanying proxy card are being mailed to stockholders of Sears Holdings Corporation in connection with the solicitation of proxies by the Board of Directors for the 2006 Annual Meeting of Stockholders being held on April 12, 2006.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS		3
CORPORATE GOVERNANCE		5
•	Corporate Governance Practices	5
•	Director Independence	6
ITEM 1. ELECTION OF DIRECTORS		6
•	Committees of the Board of Directors	8
•	Annual Board Compensation	9
•	Communications with the Board of Directors	9
•	Nomination of Director Candidates	9
•	Amount and Nature of Beneficial Ownership	11
•	Certain Relationships and Transactions	13
•	Executive Compensation	14
•	Report of the Compensation Committee	14
•	Compensation Committee Interlocks and Insider Participation	17
•	Summary Compensation Table	18
•	Option Grants in Last Fiscal Year	20
•	Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option Values	21
•	Long Term Incentive Plan—Awards in the Last Fiscal Year	21
•	Pension Plans	22
•	Executive Officer Employment Agreements	22
•	Stock Performance Graph	24
•	Equity Compensation Plan Information	25
ITEM 2. APPROVAL OF 2006 ASSOCIATE STOCK PURCHASE PLAN		25
ITEM 3. APPROVAL OF 2006 STOCK PLAN		28
ITEM 4. APPROVAL OF UMBRELLA INCENTIVE PROGRAM		32
ITEM 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS		41
•	Prior Auditors of Kmart	41
•	Independent Auditor Fees	41
•	Report of the Audit Committee	42
•	Audit Committee Pre-Approval Policies and Procedures	42
OTHER INFORMATION		43
•	Other Business That May Come Before the Meeting	43
•	2007 Annual Meeting of Stockholders	43
•	Procedures for Submitting Stockholder Proposals	43
•	Section 16(a) Beneficial Ownership Reporting Compliance	43
•	Solicitation of Proxies	43
IMPORTANT		43

APPENDIX A	Audit Committee Charter	A-1
APPENDIX B	Sears Holdings Corporation 2006 Associate Stock Purchase Plan	B-1
APPENDIX C	Sears Holdings Corporation 2006 Stock Plan, as amended	C-1
APPENDIX D	Sears Holdings Corporation Umbrella Incentive Program	D-1
APPENDIX D-1	Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program	D-1-1
APPENDIX D-1A	First Amendment to Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program	D-1-A1
APPENDIX D-2	Sears Holdings Corporation 2005 Vice President Long-Term Incentive Program	D-2-1
APPENDIX D-3	Sears Holdings Corporation Senior Executive SHC 2005 Annual Incentive Plan	D-3-1
APPENDIX D-4	Sears Holdings Corporation 2005 Annual Incentive Plan	D-4-1
APPENDIX D-5	Sears Holdings Corporation 2006 Long-Term Incentive Program	D-5-1
APPENDIX D-6	Sears Holdings Corporation 2006 Annual Incentive Plan	D-6-1

QUESTIONS AND ANSWERS

Q:
What is a Proxy?

A:
A Proxy is a document, also referred to as a "proxy card," on which you authorize someone else to vote for you in the way that you want to vote. You may also choose to abstain from voting. The Proxy is being solicited by our Board of Directors.

Q:
What is a Proxy Statement?

A:
A Proxy Statement is a document, such as this one, required by the Securities and Exchange Commission (the "SEC") that, among other things, explains the items on which you are asked to vote on the proxy card.

Q:
What am I voting on at the Annual Meeting?

A:
At the Sears Holdings 2006 Annual Meeting, our stockholders are asked to:

•
elect nine directors (see page 6);

•
approve the Sears Holdings Corporation 2006 Associate Stock Purchase Plan (see page 25);

•
approve the Sears Holdings Corporation 2006 Stock Plan (see page 28);

•
approve the Sears Holdings Corporation Umbrella Incentive Program (see page 32);

•
ratify the appointment of Deloitte & Touche LLP as our independent public accountants for fiscal 2006 (see page 41); and

•
consider any other business that may properly come before the meeting or any adjournments or postponements of the meeting.

Q:
Who is entitled to vote?

A:
Only holders of our common stock at the close of business on February 24, 2006 (the "Record Date") are entitled to vote at the Annual Meeting. Each outstanding share of common stock has one vote. There were 158,997,881 shares of common stock outstanding on the Record Date.

Q:
How do I cast my vote?

A:
If you hold your shares directly in your own name, you are a "registered stockholder" and can vote in person at the Annual Meeting or you can complete and submit a Proxy through the Internet, by telephone or by mail. If your shares are registered in the name of a broker or other nominee, you are a "street-name stockholder" and will receive instructions from your broker or other nominee describing how to vote your shares.

Q:
How do I vote by telephone or through the Internet?

A:
If you are a registered stockholder, you may vote by telephone or through the Internet by following the instructions attached to your proxy card. If you are a street-name stockholder, your broker or other nominee has enclosed or provided a voting instruction card for you to use in directing your broker or nominee how to vote your shares.

Q:
Who will count the vote?

A:
A representative of ADP Investor Communication Services (ADP), an independent tabulator, will count the vote and act as the inspector of election.

Q:
Can I change my vote after I have voted?

A:
A subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. If you wish to change your vote by mail, you may do so by requesting, in writing, a new proxy card from the Corporate Secretary at Sears Holdings Corporation, 3333 Beverly Road, Hoffman Estates, IL 60179, Attn: Corporate Secretary. The last vote received prior to the meeting will be the one counted. If you are a registered stockholder, you may also change your vote by voting in person at the Annual Meeting.

Q:
Can I revoke a Proxy?

A:
Yes, registered stockholders may revoke a properly executed Proxy at any time before the polls close for the Annual Meeting by submitting a letter addressed to and received by the Corporate Secretary at the address listed in the answer to the previous question. Street-name stockholders cannot revoke their proxies in person at the Annual Meeting because the actual registered stockholders, the brokers or other nominees, will not be present. Street-name stockholders wishing to change their votes after returning voting instructions to their broker or other nominee should contact the broker or nominee directly.

Q:
What does it mean if I get more than one proxy card?

A:
It indicates that your shares are registered differently and are in more than one account. Sign and return all proxy cards, or vote each account by telephone or the Internet, to ensure that all your shares are voted. We encourage you to register all your accounts in the same name and address. Registered stockholders may contact our transfer agent, Computershare Trust Company, N.A., at P.O. Box 43069, Providence, RI 02940 (1-800-732-7780). Street-name stockholders holding shares through a broker or other nominee should contact their broker or nominee and request consolidation of their accounts.

Q:
What shares are included on my proxy card?

A:
Your proxy card represents all shares registered to your account in the same social security number and address, including any full and fractional shares you own under one or more of the following plans:

•
the Sears 401(k) Savings Plan

•
the Lands' End, Inc. Retirement Plan

•
the Sears Puerto Rico Savings Plan

  We refer to these plans collectively as the "401(k) Plans." If you hold shares of Sears Holdings common stock through a 401(k) Plan, your proxy card will instruct the trustee of your plan how to vote the shares allocated to your plan account.

Q:
What happens if I submit a proxy card without giving specific voting instructions?

A:
If you hold your shares as a registered stockholder and you submit your proxy card with an unclear voting designation or with no voting designation at all, the proxies will vote your shares as recommended by the Board of Directors. If you do not vote shares that you hold through the 401(k) Plans by 11:59 p.m. Eastern time on the night before the Annual Meeting (or you submit your proxy card with an unclear voting designation or with no voting designation at all), then the plan trustee will vote the shares in your account in proportion to the way other participants in your 401(k) Plan vote their shares.

Q:
What makes a quorum?

A:
Each outstanding share of our common stock as of the Record Date is entitled to one vote at the Annual Meeting. A majority of the outstanding shares entitled to vote, being present or represented by Proxy at the meeting, constitutes a quorum. A quorum is necessary to conduct the Annual Meeting.

Q:
How does the voting work?

A:
For each item, voting works as follows:

  Item 1:  To elect any director, the vote of the holders of a plurality of the shares present or represented by Proxy and entitled to vote on the election of directors is required.

  Items 2 - 5:  Under the NASDAQ Marketplace Rules, ratification of the appointment of auditors and each of the 2006 Associate Stock Purchase Plan, the 2006 Stock Plan and the Umbrella Incentive Program will be deemed approved if a majority of the total votes cast on these items are voted "for" approval.

  Abstentions from voting on a particular matter, and shares held in "street name" by brokers or other nominees that are not voted, including because the broker or nominee does not have discretionary authority to vote those shares as to a particular matter, will not be counted as votes either for or against that matter, and will also not be counted as votes cast or shares voting on that matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the total votes cast, although those shares will count for quorum purposes. Abstentions from voting for one or more director nominees will result in the respective nominees receiving fewer votes.

Q:
Who may attend the Annual Meeting?

A:
Any stockholder as of the Record Date may attend. Seating and parking are limited and admission is on a first-come basis. If you are a registered stockholder and you plan to attend the meeting, please keep the admission ticket attached to the enclosed proxy card, as you must present this ticket to be admitted to the meeting. Each stockholder may be asked to present valid picture identification (for example, a driver's license or passport). Street-name stockholders will need to bring a copy of a brokerage statement, proxy or letter from the broker or other nominee confirming ownership of Sears Holdings shares as of the Record Date.

Q:
Can I access future annual meeting materials through the Internet rather than receiving them by mail?

A:
Yes.  Registered stockholders can sign up for electronic delivery at www.proxyvote.com or in the Investor Information section of our website at www.searsholdings.com. You must vote through the Internet in order to sign up for electronic delivery of future proxy materials. Just follow the instructions that appear after you finish voting. You will receive an e-mail next year containing our 2006 Annual Report on Form 10-K and the proxy statement for our 2007 annual meeting. Street-name stockholders may also have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other nominee regarding the availability of this service.

CORPORATE GOVERNANCE

Corporate Governance Practices

        Our Board of Directors (the "Board") is committed to effective corporate governance. The Board has approved and adopted Corporate Governance Guidelines that provide the framework for governance of our company. The Nominating and Corporate Governance Committee reviews and assesses the Corporate Governance Guidelines annually and recommends changes to the Board as appropriate. The Corporate Governance Guidelines, along with the charters of all Board committees, our Code of Conduct and our Board of Directors Code of Conduct are available on our website at www.searsholdings.com under the heading "Corporate Governance." In addition, the Audit Committee Charter is attached as Appendix A to this Proxy Statement.

        Among other things, the Corporate Governance Guidelines provide that

  •
  A majority of the members of the Board must be independent Directors to the extent required by the securities laws and the rules of The NASDAQ Stock Market, Inc. ("NASDAQ").

  •
  Independent directors are to meet regularly, at least twice a year, in executive session without management present.

  •
  The Board and its committees have the power to engage at the Company's expense independent legal, financial or other advisors as deemed necessary, without consulting or obtaining the approval of the Company's officers in advance.

  •
  The Board conducts an annual evaluation to assess whether it and its committees are functioning effectively.

Director Independence

        Based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, the Board has determined that each of the following Directors, who together constitute a majority of the members of our Board, is an "independent director" as defined in the Marketplace Rules of NASDAQ:

  Donald J. Carty, Jr.
  Michael A. Miles
  Steven T. Mnuchin
  Richard C. Perry
  Ann N. Reese
  Thomas J. Tisch

        The Board has also determined that all members of the Audit Committee meet additional, heightened independence criteria applicable to audit committee members under the NASDAQ Marketplace Rules. The Board of Directors has further determined that Ann N. Reese, the chair of the Audit Committee, Donald J. Carty, Jr. and Steven T. Mnuchin are "audit committee financial experts," as defined in Item 401(h) of Regulation S-K promulgated by the SEC.

ITEM 1.  ELECTION OF DIRECTORS

        Item 1 is the election of nine nominees to our Board of Directors. All of the nominees are currently serving on our Board of Directors and have agreed to stand for reelection at the Annual Meeting. If elected, all nine nominees will hold office until the next Annual Meeting or until their successors are elected and qualified. The persons named in the enclosed proxy card (the "proxies") will vote FOR the election of all of the nominees listed below, unless otherwise instructed.

        The number of Directors constituting the entire Board of Directors is currently fixed at eleven. Two of our current directors, Julian C. Day and Michael A. Miles, have decided not to stand for re-election to the Board at the Annual Meeting. Messrs. Day and Miles have indicated their intention to continue to serve as Directors until the Annual Meeting. The Board has voted to reduce the number of Directors constituting the entire Board of Directors to nine effective with the expiration of the terms of Messrs. Day and Miles at the Annual Meeting. The proxies may not vote for the election of more than nine nominees for Director at the Annual Meeting.

        The Board of Directors expects all nominees to be available for election. If any nominee is not available, the proxies may vote your shares for a substituted nominee if you have submitted your proxy.

        All of the current members of our Board of Directors except Richard C. Perry have served as directors since at least the consummation of the merger transaction involving Kmart Holding Corporation ("Kmart") and Sears, Roebuck and Co. ("Sears") on March 24, 2005 (the "Merger"). Mr. Perry was elected to our Board of Directors on September 26, 2005.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ELECTION
OF THE NINE NOMINEES FOR DIRECTOR.

        Information regarding the Director nominees is set forth below.

        Donald J. Carty, Jr., 59, served as Chairman of the Board and Chief Executive Officer of AMR Corporation and American Airlines, Inc. (air transportation) from 1998 until his retirement in 2003. He is a director of Dell, Inc., Hawaiian Holdings, Inc., CHC Helicopter Corp., Solutions Inc. and Placer Dome Inc. (which was recently acquired by Barrick Gold Corporation, for which Mr. Carty will also serve as a director).

        William C. Crowley, 48, our Executive Vice President and Chief Financial Officer and Chief Administrative Officer, was previously Senior Vice President, Finance of Kmart, and had served as an officer of Kmart since 2003. Mr. Crowley is also the President and Chief Operating Officer of ESL Investments, Inc., a private investment firm, and has served in that capacity since 1999. He is a director of AutoNation, Inc.

        Alan J. Lacy, 52, has served as Vice Chairman of our company and as Chairman of the Board of Sears Canada Inc. since March 2005. He was also our Chief Executive Officer from March 2005 to September 2005. Mr. Lacy served as Chairman, President and Chief Executive Officer of Sears from December 2000 to March 2005.

        Edward S. Lampert, 43, Chairman of our Board of Directors, is the Chairman and Chief Executive Officer of ESL Investments, Inc., which he founded in April 1988. Mr. Lampert is a director of AutoNation, Inc. and AutoZone, Inc.

        Aylwin B. Lewis, 51, has been our Chief Executive Officer and President since September 2005. From March 2005 until September 2005, Mr. Lewis served as our President and as the Chief Executive Officer of Kmart and Sears Retail. Prior to joining Kmart as Chief Executive Officer and President in October 2004, Mr. Lewis was President, Chief Multi-Branding and Operating Officer of YUM! Brands, Inc. (franchisor and licensor of quick-service restaurants) from 2000 until October 2004. Mr. Lewis is a director of The Walt Disney Company.

        Steven T. Mnuchin, 43, is Chairman and Co-Chief Executive Officer of Dune Capital Management LP, a private investment firm, and has served in that capacity since September 2004. Previously, Mr. Mnuchin served as CEO of SFM Capital Management LP (an investment adviser) from 2003 to 2004 and as Vice Chairman of ESL Investments, Inc. during 2003. Prior to joining ESL, Mr. Mnuchin spent 17 years at Goldman, Sachs & Co. and served as Executive Vice President and Chief Information Officer. Mr. Mnuchin is a trustee of the Whitney Museum, the Hirshhorn Museum and Sculpture Garden Board, Riverdale Country School, New York Presbyterian Hospital and the OCD Foundation.

        Richard C. Perry, 51, co-founded private investment management firm Perry Capital LLC in 1988. Prior to 1988, Mr. Perry worked in a number of capacities at Goldman, Sachs & Co. He also was an adjunct associate professor at the Stern School of Business at New York University. Mr. Perry also serves on the boards of Radio & Records, Inc. and Endurance Specialty Insurance, Ltd. He is a member of the boards of trustees of the Allen Stevenson School, Milton Academy, Facing History and Ourselves, Harlem Children's Zone and the University of Pennsylvania. Mr. Perry also serves on the Undergraduate Executive Board of the University of Pennsylvania's Wharton School.

        Ann N. Reese, 52, co-founded the Center for Adoption Policy Studies in New York in 2001 and serves as its Executive Director. Prior to co-founding the Center, Ms. Reese served as a Principal with Clayton, Dubilier & Rice, a private equity investment firm, in 1999 and 2000. From 1995 to 1998, she was Executive Vice President and Chief Financial Officer of ITT Corp. Ms. Reese is a director of Xerox Corporation, Jones Apparel Group, Inc., Merrill Lynch & Co., Inc. and CBS Corporation.

        Thomas J. Tisch, 51, has served as the Managing Partner of Four Partners, a private investment firm, since 1992. He is a trustee of the Manhattan Institute, New York University Medical Center and Brown University.

        Information regarding current directors who are not standing for re-election is set forth below.

        Julian C. Day, 53, is a private investor. Mr. Day joined Kmart in March 2002 and served as President and Chief Executive Officer of Kmart until October 2004. Mr. Day joined Sears as Executive Vice President and Chief Financial Officer in March 1999, and was Chief Operating Officer and a member of the Office of the Chief Executive from 2000 to 2002. Mr. Day is a director of PETCO Animal Supplies, Inc.

        Michael A. Miles, 65, has been a Special Limited Partner of Forstmann Little & Co. and a member of its Advisory Board since February 1995. He served as Chairman of the Board and Chief Executive Officer of Philip Morris Companies Inc. (consumer products) from 1991 until his retirement in 1994. Mr. Miles is a director of AMR Corp., Citadel Broadcasting Corporation, Dell, Inc. and Time Warner Inc.

        The Nominating and Corporate Governance Committee of our Board of Directors is responsible for reviewing the qualifications and independence of members of the Board and its various committees on a periodic basis, as well as the composition of the Board as a whole. This assessment includes members' qualification as independent and their economic interest in the Company through meaningful share ownership, as well as consideration of diversity, age, skills and experience in relation to the needs of the Board. Director nominees will be recommended to the Board by the Committee in accordance with the policies and principles in its charter. The ultimate responsibility for selection of director nominees resides with the Board of Directors.

        The Board met eight times during fiscal 2005 (the 12-month period ended January 28, 2006). A majority of the Directors attended 100% of the Board Meetings and the meetings of the committees on which they serve, and all Directors attended at least 75% of such Board Meetings and committee meetings. Our Corporate Governance Guidelines provide that Directors are expected to attend the Annual Meeting of Stockholders.

Committees of the Board of Directors

        The Board has standing Audit, Compensation, Finance, and Nominating and Corporate Governance Committees. All members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent, as defined in the NASDAQ Marketplace Rules.

        The table below reflects the current membership of each committee and the number of meetings held by each committee in fiscal 2005.

	Audit		Compensation		Finance		Nominating and Corporate Governance
E. Lampert					X	*
D. Carty	X
W. Crowley					X
J. Day
A. Lacy					X
A. Lewis					X
M. Miles							X
S. Mnuchin	X						X	*
R. Perry
A. Reese	X	*	X
T. Tisch			X	*			X
2005 Meetings	9		5		5		5

*
Committee chair

        Each committee operates under a written charter. The charters are available on our corporate website, www.searsholdings.com, under the heading "Corporate Governance." In addition, the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The functions of each Committee are summarized below.

Audit Committee

  •
  Reviews the scope of the annual audit and the annual audit report of the independent auditors

  •
  Hires, subject to stockholder ratification, the firm of independent auditors to perform the annual audit

  •
  Reviews the Company's annual and quarterly financial statements, including disclosures made in management's discussion and analysis of results of operations and financial condition

  •
  Reviews the reports prepared by the independent auditors and management's responses thereto

  •
  Pre-approves audit and permitted non-audit services performed by the independent auditors

  •
  Reviews financial reports, internal controls and risk exposures

  •
  Reviews management's plan for establishing and maintaining internal controls

  •
  Reviews the scope of work performed by the internal audit staff

Compensation Committee

  •
  Reviews recommendations for and approves, subject to Board approval, the compensation of executive officers

  •
  Reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO's performance and recommends to the Board the CEO's overall compensation level

  •
  Reviews and approves employment agreements, severance arrangements and change in control arrangements affecting the CEO and other senior executives

Finance Committee

  •
  Establishes and oversees matters related to capital allocation and expenditure policies and budgets

  •
  Establishes policies and procedures related to our company's share repurchase programs

  •
  Reviews our annual business plan

  •
  Reviews policies and investments related to retirement plans, including our pension and savings plans

  •
  Reviews operating performance metrics and investment rates of return

Nominating and Corporate Governance Committee

  •
  Reports annually to the full Board with an assessment of the Board's performance

  •
  Recommends to the full Board the nominees for directors

  •
  Reviews recommended compensation arrangements for the Board

  •
  Reviews and reassesses the adequacy of our Corporate Governance Guidelines

Annual Board Compensation

        All non-employee Directors except Mr. Lampert are compensated for serving as Directors of our company. Each such non-employee Director receives a cash retainer of $40,000 per year. The Audit Committee chair receives an additional retainer of $10,000 per year. Mr. Lampert does not receive any compensation for serving as a Director. All Directors are reimbursed for out-of-pocket expenses incurred to attend meetings of the Board of Directors and committees of the Board of Directors.

Communications with the Board of Directors

        You may contact any non-employee Director, or the entire Board, at any time. Your communication should be sent to the Sears Holdings Corporation Board of Directors—Non-employee Directors, c/o Corporate Secretary, Sears Holdings Corporation, Law Department, 3333 Beverly Road, Hoffman Estates, IL 60179. Additional information regarding our policies on communicating with the Board of Directors can be found in our Corporate Governance Guidelines, located in the Corporate Governance section of our website, www.searsholdings.com.

        Communications are distributed to the Board, or any Board member as appropriate, depending on the facts and circumstances outlined in the communication. Certain items that are unrelated to the duties and responsibilities of the Board will be excluded, such as

  •
  spam and other junk mail,

  •
  product and service complaints or inquiries,

  •
  new product suggestions,

  •
  resumes and other job inquiries,

  •
  surveys and

  •
  business solicitations or advertisements.

        Material that is unduly hostile, threatening, illegal or similarly unsuitable will also be excluded. We will make available to any non-employee Director any communication that is filtered in accordance with the process described above, at that Director's request.

Nomination of Director Candidates

        Directors may be nominated by the Board of Directors or by stockholders in accordance with our By-Laws. The Nominating and Corporate Governance Committee will, when appropriate, actively seek individuals qualified to become Board members, and solicit input on director candidates from a variety of sources, including current directors and our Chief Executive Officer and President. As a matter of course, the Committee will evaluate a candidate's qualifications and review all proposed nominees for the Board of Directors, including those proposed by stockholders, in accordance with its charter and our Corporate Governance Guidelines. This will include a review of the person's qualifications and independence, economic interest in the Company through meaningful share ownership, as well as consideration of diversity, age, skills and experience in the context of the needs of the Board. While the Committee has the ability to retain a third party to assist in the nomination process, the Company has not paid a fee to any third party to identify or assist in identifying or evaluating potential nominees.

        Director nominees recommended by the Nominating and Corporate Governance Committee are expected to be committed to representing the long-term interests of our stockholders. The Committee believes it is important to align the interests of directors with those of our stockholders, and therefore encourages each director and director nominee to own shares of our common stock in an amount that is meaningful to that individual. Board members should possess a high degree of integrity and have broad knowledge, experience and mature judgment. In addition to a meaningful economic commitment to our company as expressed in share ownership, directors and nominees should have predominately business backgrounds, have experience at policy-making levels in business and/or technology, and bring a diverse set of business experience and perspectives to the Board.

        You can nominate a candidate for election to the Board by complying with the nomination procedures in our By-Laws. For an election to be held at an annual meeting of stockholders, nomination by a stockholder must be made by notice in writing delivered to the Corporate Secretary not later than 90 days in advance of such meeting. However, if the annual meeting is not held on or within eight days of the fourth Tuesday in May of a year, and if the Company provides stockholders with less than 100 days notice or public disclosure of the meeting date, the stockholder notice must be given not later than the 10th day following the notice or public disclosure of the meeting date. For an election to be held at a special meeting of stockholders, notice by a stockholder must be given not later than the 10th day following the date on which the Company first provides stockholders with notice or public disclosure of the meeting date.

        A stockholder's notice to the Corporate Secretary must be in writing and be delivered to Sears Holdings Corporation, 3333 Beverly Road, Hoffman Estates, IL 60179, Attn: Corporate Secretary, and must include:

  •
  the name and address of the stockholder;

  •
  the name, age and business address of each nominee proposed in the notice;

  •
  such other information concerning each nominee as must be disclosed with respect to director nominees in proxy solicitations under the proxy rules of the SEC; and

  •
  the written consent of each nominee to serve as a director if so elected.

        The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. A stockholder's compliance with these procedures will not require the Company to include information regarding a proposed nominee in the Company's proxy solicitation materials.

Amount and Nature of Beneficial Ownership

Security Ownership of Directors and Management

        The following table sets forth information with respect to the beneficial ownership of our common stock as of January 31, 2006 by:

  •
  each of our Directors;

  •
  each Named Executive Officer (as defined under "Summary Compensation Table"); and

  •
  all of our Directors and Executive Officers as a group.

Name of Beneficial Owner(1)	Common Stock(2)		Percent of Class(3)
D. Carty	17,968		*
W. Crowley	0		*
J. Day	125,004		*
A. Lacy	210,335	(4)	*
E. Lampert	65,371,708	(5)	40.7%
A. Lewis	91,465	(6)	*
M. Miles	5,390		*
S. Mnuchin	266,000	(7)(8)	*
R. Perry	2,692,000	(9)	1.7%
A. Reese	10,000		*
T. Tisch	4,219,101	(10)	2.6%
M. Good	6,777	(11)	*
B. Johnson	13,431		*
D. Laughlin	5,022	(12)	*
P. Whitsett	0		*
Directors & Executive Officers as a group (22 persons)	73,044,605		45.5%

*
Less than 1%

(1)
The address of each beneficial owner is c/o Sears Holdings Corporation, 3333 Beverly Road, Hoffman Estates, Illinois 60179.

(2)
Ownership is as of January 31, 2006 and includes:

•
shares in which the director or executive officer may be deemed to have a beneficial interest (including shares that may be acquired upon exercise of options that are currently exercisable or will become exercisable by April 1, 2006); and

•
for executive officers, shares held as nontransferable restricted shares, which are subject to forfeiture under certain circumstances.

  Unless otherwise indicated, the directors and executive officers listed in the table have sole voting and investment power with respect to the common stock listed next to their respective names. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.

(3)
There were 160,436,816 shares of our common stock outstanding as of January 31, 2006.

(4)
Includes 50,000 shares subject to exercisable options and 1,324 shares credited to Mr. Lacy's 401(k) Plan account.

(5)
See footnotes (c) and (d) to the Security Ownership of 5% Beneficial Owners table on pages 12 and 13.

(6)
Includes 37,500 shares subject to exercisable options.

(7)
Includes 250,000 shares owned by Dune Capital, a private investment fund controlled by Mr. Mnuchin, and 8,000 shares owned by the Steven T. Mnuchin 2002 Family Trust, the beneficial interests of which are owned by members of Mr. Mnuchin's immediate family. Mr. Mnuchin disclaims beneficial ownership of the shares owned by Dune Capital, except to the extent of his pecuniary interest therein.

(8)
Does not include 16,000 shares owned by the Mortara Trust U Article 6th, for which Mr. Mnuchin acts as trustee. Mr. Mnuchin disclaims beneficial ownership of these shares.

(9)
In an Initial Statement of Beneficial Ownership of Securities on Form 3 filed by Mr. Perry with the SEC on September 28, 2005, Mr. Perry disclosed ownership of these shares as follows: (a) 1,651,703 shares by Perry Partners International, Inc., the investment manager of which is Perry Corp., of which Mr. Perry is the President and sole shareholder; (b) 30,048 shares by Auda Classic PLC, which Perry Corp. holds the power to vote and dispose of pursuant to an investment contract; (c) 164,125 shares by Perry Commitment Fund International, L.P., the general partner of which is Perry Commitment International Associates L.L.C., of which Perry Corp. is Managing Member; (d) 85,875 shares by Perry Commitment Fund, L.P., the general partner of which is Perry Commitment Associates L.L.C., of which Perry Corp. is Managing Member; and (e) 760,249 shares by Perry Partners, L.P., the general partner of which is Perry Corp. Mr. Perry may be deemed to have voting and dispositive power with respect to all such shares. Mr. Perry disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein, if any.

(10)
Includes 3,139,799 shares owned by Andrew H. Tisch, Daniel R. Tisch and James S. Tisch, brothers of Thomas J. Tisch, or by trusts of which they are the managing trustees and beneficiaries, in respect of which Thomas J. Tisch has sole voting power. Thomas J. Tisch disclaims beneficial ownership of these shares.

(11)
Includes 616 shares credited to Mr. Good's 401(k) Plan account.

(12)
Includes 1,941 shares credited to Mr. Laughlin's 401(k) Plan account.

Security Ownership of 5% Beneficial Owners

        The following table sets forth information with respect to beneficial ownership of our common stock by persons known by us to beneficially own 5% or more of our outstanding common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (a)		Percent of Class
ESL Investments, Inc. and related entities, as a group(b) 200 Greenwich Ave. Greenwich, CT 06830	65,371,708(c	)(d)	40.7	%(e)
Legg Mason Capital Management, Inc. and related entities, as a group(f) 100 Light Street Baltimore, MD 21202	11,358,193(g	)	7.06	%(e)
Atticus Management LLC and Timothy R. Barakett 152 West 57th Street, 45th Floor New York, NY 10019	10,760,157(h	)	6.7	%(e)

a)
Except as otherwise indicated, beneficial ownership is based on the latest Schedule 13G or Schedule 13D filed by the stockholder reporting its ownership as of December 31, 2005. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.

b)
The group consists of ESL Investments, Inc., a Delaware corporation; Edward S. Lampert; RBS Investment Management, L.L.C., a Delaware limited liability company; ESL Institutional Partners, L.P., a Delaware limited partnership; CRK Partners, LLC, a Delaware limited liability company; RBS Partners, L.P., a Delaware limited partnership; ESL Partners, L.P., a Delaware limited partnership; ESL Investment Management, L.L.C., a Delaware limited liability company; and ESL Investors L.L.C., a Delaware limited liability company.

c)
ESL Investments, Inc. disclosed sole voting power and sole dispositive power as to 65,349,760 shares; Edward S. Lampert disclosed sole voting power and sole dispositive power as to 65,365,759 shares; CRK Partners, LLC disclosed sole voting power and sole dispositive power as to 747 shares; RBS Partners, L.P. disclosed sole voting power and sole dispositive power as to 65,010,774 shares; ESL Partners, L.P. disclosed sole voting power and sole dispositive power as to 48,068,142 shares; RBS Investment Management, L.L.C. disclosed sole voting power and sole dispositive power as to 338,239 shares; ESL Institutional Partners, L.P. disclosed sole voting power and sole dispositive power as to 338,239 shares; ESL Investors, L.L.C. disclosed sole voting power and sole dispositive power as to 16,948,581 shares; and ESL Investment Management, L.L.C. disclosed sole voting power and sole dispositive power as to 15,999 shares.

d)
The amount of beneficial ownership of ESL Partners, L.P. and ESL Investors, L.L.C. was adjusted to reflect ownership of a total of 5,949 additional shares, reported in a Statement of Change in Beneficial Ownership on Form 4 filed with the SEC on February 14, 2006.

e)
There were 160,436,816 shares of our common stock outstanding as of January 31, 2006. The "Percent of Class" for the ESL Investments, Inc. group is based on that number of outstanding shares. The "Percent of Class" for each of the Legg Mason Capital Management and Atticus Management LLC groups was taken from the respective Schedule 13G filed by that group because Schedule 13G reports beneficial ownership as of December 31, 2005.

f)
The group consists of Legg Mason Capital Management, Inc., a Maryland corporation; Legg Mason Funds Management, Inc., a Maryland corporation; and Legg Mason Focus Capital, Inc., a Maryland corporation.

g)
Legg Mason Capital Management, Inc. disclosed shared voting power and shared dispositive power as to 9,536,410 shares; Legg Mason Funds Management, Inc. disclosed shared voting power and shared dispositive power as to 1,821,450 shares; Legg Mason Focus Capital, Inc. disclosed shared voting power and shared dispositive power as to 333 shares.

h)
Atticus Management LLC disclosed sole voting power and sole dispositive power as to 10,760,157 shares and Timothy R. Barakett disclosed shared voting power and shared dispositive power as to 10,760,157 shares.

Certain Relationships and Transactions

        Our Board of Directors has delegated authority to direct investment of our surplus cash to Edward S. Lampert, subject to various limitations that have been or may be from time to time adopted by the Board of Directors and/or the Finance Committee of the Board of Directors. Mr. Lampert is Chairman of our Board of Directors and our Finance Committee and is the Chairman and Chief Executive Officer of ESL Investments, Inc. (together with its affiliated funds, "ESL"). Neither Mr. Lampert nor ESL will receive compensation for any such investment activities undertaken on our behalf. ESL beneficially owned approximately 41% of our outstanding common stock as of January 31, 2006.

        Further, to clarify the expectations that the Board of Directors has with respect to the investment of our surplus cash, the Board has renounced, in accordance with Delaware law, any interest or expectancy of the Company associated with any investment opportunities in securities that may come to the attention of Mr. Lampert or any employee, officer, director or advisor to ESL and its affiliated investment entities who also serves as an officer or director of the Company (each, a "Covered Party") other than (a) investment opportunities that come to such Covered Party's attention directly and exclusively in such Covered Party's capacity as a director, officer or employee of the Company, (b) control investments in companies in the mass merchandising, retailing, commercial appliance distribution, product protection agreements, residential and commercial product installation and repair services and automotive repair and maintenance industries and (c) investment opportunities in companies or assets with a significant role in our company's retailing business, including investment in real estate currently leased by us or in suppliers for which we are a substantial customer representing over 10% of such companies' revenues, but excluding investments of ESL that were existing as of May 23, 2005.

        Our company employs certain employees of ESL. William C. Crowley is a director and our Executive Vice President and Chief Financial and Chief Administrative Officer, while continuing his role as President and Chief Operating Officer of ESL. Our Vice President of Business Development and Senior Vice President of Real Estate are also employed by ESL.

        Perry Capital LLC is an investment management firm controlled by Perry Corp., which is in turn controlled by Richard C. Perry, one of our Directors. On May 3, 2005, investment affiliates of Perry Capital LLC, through Capital Factors LLC, acquired the business and assets of Capital Factors, Inc. Capital Factors LLC and its predecessor (collectively, "Capital Factors") provide factoring services to companies in various industries, including those that sell into the retail industry. From time to time, Capital Factors has factored receivables (payables of the Company) for certain of our vendors, who sell the receivables to Capital Factors on a nonrecourse basis for collection by Capital Factors. As a result of Capital Factors having provided factoring services to vendors of Sears and Kmart Corporation, amounts were paid to Capital Factors by Sears and Kmart Corporation in respect of payables of those companies aggregating approximately $60 million in 2004 and $15 million in 2005. We expect that Capital Factors will continue to factor receivables for certain of the Company's vendors. We believe that Capital Factors handles more than $3 billion in factoring volume.

        From time to time, our pension funds may invest in investment funds for which Perry Corp. or its affiliates act as investment adviser. Perry Corp. is controlled by Richard C. Perry.

Executive Compensation

Report of the Compensation Committee

        The Compensation Committee (the "Committee") was formed following the completion of the Sears, Roebuck and Co. ("Sears") and Kmart Holding Corporation ("Kmart") merger on March 24, 2005 (the "Merger"). The members of the Committee, therefore, in certain instances are reporting about past determinations made by the compensation committees of Sears and Kmart. In making compensation determinations after the Merger, the Committee developed a compensation philosophy to support a single organization with common pay practices designed to pay for performance.

        The Committee is responsible to Sears Holdings Corporation's Board of Directors and to stockholders for approving compensation awarded to all of the Company's senior executives, including the Named Executive Officers. The Committee, or a sub-committee of the Committee, authorizes all awards under Sears Holdings Corporation's (the "Company") equity-based compensation plans.

Compensation Philosophy

        Sears Holdings Corporation's executive compensation programs are designed to attract, motivate and retain executives critical to the Company's long-term success and the creation of stockholder value. Its fundamental philosophy is to closely link executive compensation with the achievement of annual and long-term performance goals. The Committee believes that these complex compensation decisions are best made after a deliberate review of Company performance and industry compensation levels. Sears Holdings Corporation awards compensation based upon Company, business unit and individual performance. Programs are designed to motivate our executive leadership members to achieve strategic business objectives and to continue to perform at the highest levels in the future.

        The key elements of the Sears Holdings Corporation pay-for-performance compensation philosophy include base salary and incentive opportunities. Incentive opportunities include an annual incentive plan and long-term incentive programs designed to drive the correct short-term decisions that also support the long-term goals of the Company. In addition, equity grants are made on a limited basis to provide additional motivation and reward for high-performing executives.

        The Committee is responsible for developing and administering the total compensation plan for executive officers of the Company. Pursuant to the Company's pay-for-performance philosophy, the compensation policies established by the Committee provide that a significant portion of each executive officer's annual compensation is contingent upon the financial performance of the Company, and also take into account the individual performance of the executive officer. Sears Holdings Corporation provides executive talent with compensation that it believes is competitive to the market and rewards its highest performers.

        Sears Holdings Corporation's compensation philosophy recognizes that compensation programs must be designed to work in tandem with succession plans so that the overall level of talent improves continuously over time. As such, programs are in place to assess talent and create a robust succession plan. These programs are designed to evaluate, identify and financially reward individuals with the greatest potential to succeed in the future.

Individual Performance Evaluations

        The primary factors used to evaluate Mr. Lewis' and Mr. Lacy's performance in fiscal 2005 were company profitability and the successful management of the Merger. The Committee discussed its review of Mr. Lewis' and Mr. Lacy's performance in private executive session. Each of the Company's executive officers received performance appraisals based on performance objectives relating to that executive's key accountabilities and any special projects undertaken during the year.

Compensation Program

        The compensation program seeks to drive business financial performance through rewards systems focused on high levels of individual and team performance. The executive compensation program consists of three components:

  Base Salary

        Base salaries reward executives for contributions to Company success. The timing and amount of base salary increases depends upon the executive's past performance and experience, current level of contribution, future potential and the relevant labor market. Base salaries of those executive officers who joined the Company during fiscal year 2005 were set to attract desirable candidates to the Company during the course of the year, and the Committee believes that the market test of individual negotiations provided the best measure of relevant competitive practices. Other executive officer salaries were reviewed at the time the current Committee was created and, in some cases, revised during the year as determined advisable by the Committee as a result of the Committee's evaluation of the value of the role performed and the quality of the individual's performance in that role to the Company.

        Annual Incentive Compensation

        The Annual Incentive Plan for executive officers for fiscal year 2005 was based primarily on the achievement of Company and business unit EBITDA (earnings before interest, taxes, depreciation and amortization) or adjusted EBITDA goals. In addition, merchant executives have a portion of their annual incentive based on gross margin and gross profit. Some of the Company's executive officers were hired during the course of the 2005 fiscal year and were entitled to the minimum or guaranteed incentive payments specified in their respective employment agreements or offer letters.

        Incentive award targets are determined by job and based on internal benchmarking and the competitive marketplace. Incentive targets for each job are defined as a percentage of base salary and include minimum, target and maximum values. In addition, similar to the process used for base salaries, incentive targets of those executive officers who joined the Company during fiscal year 2005 were set to attract desirable candidates to the Company during the course of the year, and the Committee believes that the market test of individual negotiations provided the best measure of relevant competitive practices. Other executive officer incentive targets were reviewed at the time the current Committee was created and, in some cases, revised during the year as determined advisable by the Committee as a result of the Committee's evaluation of the value of the role performed and the quality of the individual's performance in that role to the Company.

        Long-Term Incentive Compensation

        The Long-Term Incentive Plan focuses on motivating executives to assume accountability to achieve significant long-term lasting growth and returns by basing awards on three-year performance cycles. In April 2005, the Company initiated the Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program (the "LTIP") for selected senior executives. The LTIP seeks to align participating executives' financial incentives with the Company's strategic direction and initiatives, which the Committee believes will thereby result in increased stockholder return. The plan is designed to reward achievement of adjusted EBITDA goals set forth therein. If the specified target adjusted EBITDA goals are achieved, each participant will receive a payment equal to his or her target award, payable in fiscal year 2008 for the performance period of fiscal year 2005 through fiscal year 2007. The LTIP also provides for minimum and maximum payment amounts that are dependent on the achievement of threshold and maximum adjusted EBITDA goals. Prior to grant the Committee reviews and approves target awards based on an evaluation of the value to the Company of the role performed. EBITDA goals for participating senior executives hired during the performance period are adjusted and target awards are prorated. The Committee believes that this plan is an important instrument in aligning the goals of the participants with the Company's financial success and that it is a valuable tool in attracting and retaining key officers.

        From time to time and as business conditions warrant, the Company uses equity grants in the form of restricted shares and/or stock options to attract and retain key individuals. No equity grants were made to any of the Named Executive Officers other than Mr. Lewis and Mr. Lacy during fiscal year 2005.

CEO Compensation

        At the completion of the Merger, Mr. Lacy became the CEO and Vice Chairman and Mr. Lewis became the President of the Company. On September 30, 2005, Mr. Lewis assumed the role of CEO.

        Mr. Lewis' compensation follows the policies described above. Amounts paid and granted under these plans are disclosed in the compensation tables beginning on page 18. Kmart's compensation committee approved Mr. Lewis' employment agreement, which provided a 2005 annual base salary of $1,000,000. His 2005 target incentive was based on achieving the Company's adjusted EBITDA goals. The Company's EBITDA results were below the target level of performance. Accordingly, Mr. Lewis' 2005 annual incentive of $510,000 was also below the target level. In October 2004, Kmart granted Mr. Lewis options to purchase 150,000 shares of Kmart's common stock at an exercise price of $88.62 per share, subject to the approval of Kmart's shareholders. Kmart's shareholders approved this grant on March 24, 2005. At the completion of the Merger, these options were converted into options to purchase 150,000 shares of the Company's common stock. The exercise price of these options did not change. The options vest in four equal annual installments on the last day of each fiscal year starting in fiscal 2005 and expire on October 18, 2014. On October 18, 2004, Mr. Lewis was also granted 50,781 Kmart Holding Corporation restricted shares with a grant price of $88.62, subject to the approval of Kmart's shareholders. Kmart's shareholders approved this grant on March 24, 2005. These restricted shares vest in four annual installments with each of the first three installments consisting of a portion of the restricted stock that had a fair market value on October 18, 2004 of $1 million, rounded to the nearest whole number of shares and the final installment representing the remainder of the restricted stock. With the approval of Kmart's shareholders, immediately prior to the completion of the Merger, Mr. Lewis was granted 8,011 Kmart Holding Corporation restricted shares with a grant price of $124.82. These restricted shares vest in three equal annual installments. All restricted shares converted to Sears Holdings Corporation restricted shares at the completion of the Merger. Vesting of the restricted stock awards was subject to Kmart's achieving, for any of the fiscal years 2005 through the last fiscal year in which the shares would otherwise vest, either EBITDA, as reported in its audited financial statements, of at least $100 million or gross proceeds from sales of real estate of at least $50 million. The performance criteria were satisfied for fiscal 2005 and, accordingly, the first installments of restricted shares vested as of January 28, 2006.

        Mr. Lacy's compensation follows the policies described above. Amounts paid and granted under these plans are disclosed in the compensation tables beginning on page 18. At the completion of the Merger, Mr. Lacy's annual base salary was $1,500,000 pursuant to his employment agreement dated November 16, 2004 and assumed by the Company. Effective September 30, 2005, Mr. Lacy's annual base salary was reduced to $1,000,000 to reflect his relinquishment of the CEO role. Mr. Lacy's 2005 target incentive was based on achieving the Company's adjusted EBITDA goals. The Company's EBITDA results were below the target level of performance. Accordingly, Mr. Lacy's 2005 annual incentive of $772,296 was also below the target level. Mr. Lacy's incentive was also pro-rated for the time period in which he was CEO, with no incentive awarded for the period subsequent to his relinquishment of that role. At the completion of the Merger, pursuant to his employment agreement, Sears Holdings Corporation granted Mr. Lacy options to purchase 200,000 shares of Sears Holdings Corporation common stock at an exercise price of $131.11 per share. The options vest in four equal annual installments on each of the four anniversary dates following the grant date and will expire on March 25, 2015. Vesting of these options will accelerate if Mr. Lacy's employment is terminated without cause, if he elects to terminate his employment in the 30 days following June 30, 2006 or in certain other circumstances that constitute "good reason" for him to terminate his employment. At the completion of the Merger, pursuant to his employment agreement, Mr. Lacy received 75,000 Sears Holdings Corporation restricted shares with a grant price of $133.45 that become unrestricted on June 30, 2006.

Certain Tax Consequences

        Internal Revenue Code Section 162(m) ("IRC Section 162(m)") provides that compensation in excess of $1 million paid to certain executive officers is not deductible unless it is performance-based and paid under a program that meets certain other legal requirements. Neither base salary nor restricted stock that vests based solely on continued service qualify as performance-based compensation under IRC Section 162(m). A significant portion of the Company's executive compensation will satisfy the requirements for deductibility under IRC Section 162(m). However, the Committee retains the ability to evaluate the performance of our executives and to pay appropriate compensation, even if it may result in the non-deductibility of certain compensation under federal tax law.

Compensation Committee
Thomas J. Tisch, Chair
Ann N. Reese

Compensation Committee Interlocks and Insider Participation

        None of the members of the Board's Compensation Committee was, during fiscal 2005, an officer or employee of the Company. Information about transactions between the Company and its directors is set forth under "Certain Relationships and Transactions" above.

        During our 2005 fiscal year, Ms. Reese and Mr. Tisch served on our Compensation Committee. In addition, Mr. Lampert served as Chairman of the Compensation Committee until September 30, 2005.

Summary Compensation Table

        The following table sets forth information concerning the annual and long-term compensation paid to each person who served as our Chief Executive Officer during fiscal 2005 and to our four other most highly compensated executive officers for that fiscal year who were executive officers at the end of the fiscal year (collectively, the "Named Executive Officers"). At the completion of the Merger, Mr. Lacy became our Chief Executive Officer and Vice Chairman and Mr. Lewis became our President. On September 30, 2005, Mr. Lewis succeeded Mr. Lacy as our Chief Executive Officer. Mr. Lacy, Mr. Good and Mr. Laughlin served with Sears prior to the Merger, and Mr. Lewis, Mr. Johnson and Mr. Whitsett served with Kmart prior to the Merger. The compensation shown for the former Sears executives for years prior to our 2005 fiscal year is for Sears' fiscal years ended January 1, 2005 and January 3, 2004. The compensation shown for the former Kmart executives for years prior to our 2005 fiscal year is for Kmart's fiscal years ended January 26, 2005 and January 28, 2004. All information related to Sears restricted share awards and options granted in 2003 and 2004 reflects the value or number of the shares of Sears common stock that were the subject of the award or grant. At the completion of the Merger, all options to purchase shares of Sears common stock were immediately vested and paid out in cash (see footnote 2 to the "Aggregated Option Exercises in Fiscal 2005 and Fiscal Year-End Option Values" table on page 21).

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary (a)	Bonus (b)	Other Annual Compensation (c)	Restricted Share Awards (d)	Securities Underlying Options (#)	LTIP Payouts	All Other Compensation (e)
Aylwin B. Lewis Chief Executive Officer and President*	2005 2004	$1,000,000 278,646	$510,000 267,206	$188,496 7,120	$1,000,000 4,500,000	— 150,000	— —	— —
Alan J. Lacy Vice Chairman**	2005 2004 2003	1,263,099 1,023,708 1,016,146	772,296 768,731 897,813	267,108 5,166 76,215	10,008,750 1,003,500 —	226,864 262,204 264,146	— — —	$9,800 39,849 44,313
W. Bruce Johnson Exec. Vice President Supply Chain & Operations	2005 2004 2003	650,000 646,615 192,005	303,905 609,375 166,339	24,911 9,108 283,324	— — 500,000	— — —	— — —	10,863 3,075 —
Mark C. Good Exec. Vice President/General Manager, Home Services	2005 2004 2003	444,705 389,861 355,495	297,879 232,109 178,441	3,117 4,675 3,691	— 702,117 —	— 38,000 35,000	— — —	9,800 9,100 8,400
Peter J. Whitsett Senior Vice President, Merchandising	2005 2004 2003	446,246 273,294 225,855	197,917 127,514 212,461	125,738 — 203,635	— — —	— — —	— — —	7,734 6,150 6,000
Daniel F. Laughlin Senior Vice President, Merchandising	2005 2004 2003	426,382 383,875 339,687	214,076 47,755 157,236	— 613 —	— 70,586 239,100	— 9,600 20,000	— — —	9,800 9,100 8,400

*
Mr. Lewis became our Chief Executive Officer and President in September 2005. He also served as our President and as Chief Executive Officer of Kmart and Sears Retail from March 2005 to September 2005. Prior to the Merger, he served as Chief Executive Officer and President of Kmart. Mr. Lewis joined Kmart in October 2004.

**
Mr. Lacy served as our Vice Chairman and Chief Executive Officer from March 2005 to September 2005. Since September 2005 he has served as our Vice Chairman. Prior to the Merger, he served as Chairman, Chief Executive Officer and President of Sears.

(a)
The amounts in this column are actual amounts earned in the fiscal year stated. The amounts shown have been adjusted for the number of days in the fiscal year and are more or less than the annual rate for each executive.

  Messrs. Lewis, Lacy, Johnson and Good became executive officers of Sears Holdings upon the consummation of the Merger in March 2005. Messrs. Whitsett and Laughlin became executive officers of Sears Holdings in December 2005.

(b)
The 2005 amounts in this column for Messrs. Johnson, Good, Whitsett and Laughlin were awarded under the Sears Holdings Corporation 2005 Senior Executive Annual Incentive Program for performance in fiscal year 2005. The 2005 amounts in this column for Messrs. Lewis and Lacy were awarded under arrangements approved by the Compensation

  Committee of our Board of Directors. For fiscal years 2004 and 2003, the amounts in this column were awarded under the Sears or Kmart Annual Incentive Plans for performance during the respective year.

  Pursuant to a deferred equity exchange feature available to participants in the Sears Deferred Compensation Plan, Mr. Lacy elected to exchange and defer 20% of his 2004 bonus ($153,746 of the $768,731 reflected in the table) at the closing market price of $33.18 per share of Sears common stock on March 15, 2005. As a result of his election to exchange and defer, Mr. Lacy received a 20% premium ($30,749) on the portion of the bonus he elected to exchange and defer. He received a premium in restricted common share equivalents, which will vest on March 15, 2008. The premium is included in the table under "All Other Compensation".

  Mr. Lacy also elected to exchange and defer 20% of his 2003 bonus ($179,563 of the $897,813 reflected in the table) at the closing market price of $44.36 per common share of Sears on March 15, 2004. As a result of his election to exchange and defer, Mr. Lacy received a 20% premium ($35,913) on the portion of the bonus he elected to exchange and defer. He received the premium in restricted common share equivalents, which will vest on March 15, 2007. The premium is included in the table under "All Other Compensation".

(c)
For Mr. Lewis, the amounts include relocation and tax reimbursement payments associated with relocation in the amount of $98,218 in 2005 and $17,624 in 2004. The amounts also include use of corporate aircraft in the amount of $88,755 in 2005, based on the aggregate incremental cost to the Company of such use.

  For Mr. Lacy, the amounts include use of corporate aircraft in the amount of $245,572 in 2005 and $49,812 in 2003, as well as ground transportation and financial planning.

  Prior to 2005, the aircraft use amount was based on the imputed income recognized by the executive for federal income tax purposes. In 2005, the Company revised its valuation method for use of corporate aircraft, in accordance with SEC guidance, to reflect the aggregate incremental cost to the Company of such use.

  For Mr. Whitsett, the amounts include relocation and tax reimbursement payments associated with relocation in the amount of $124,969 in 2005 and $203,635 in 2003.

  For Mr. Johnson, the amounts include tax reimbursement payments associated with relocation in the amount of $24,911 in 2005, $9,108 in 2004, and $283,324 in 2003.

  Perquisites and other personal benefits not exceeding in the aggregate the lesser of $50,000 or 10% of the total of such executive's salary and bonus during any reported year are not included.

(d)
Restricted shares are common shares that cannot be sold or otherwise transferred by the Named Executive Officer until such restrictions lapse. Restricted share awards are valued at the closing price of common shares on the date of grant or the average of the high and low trading price on the grant date. Dividends on Sears restricted shares were paid at the same rate paid on all other Sears common shares. All restricted shares held by Messrs. Johnson, Good and Laughlin may be forfeited if employment is terminated prior to the vesting date. Upon retirement or Company-approved early retirement, death, permanent disability or a change in control of the Company prior to the scheduled vesting date, a prorated number of shares will vest. See the paragraphs below for details on vesting of restricted shares held by Messrs. Lewis and Lacy. Upon effectiveness of the Merger, (1) a pro rata portion of the restricted shares held by Sears executives vested, and each restricted share that did not vest was converted into 0.5 of a restricted share of Sears Holdings, and (2) each restricted share held by Kmart executives was converted into a restricted share of Sears Holdings.

  On January 28, 2006, the Named Executive Officers owned the numbers of restricted shares set forth in the table below. The market value is based on the closing price of a Sears Holdings common share of $123.19 on January 27, 2006, the last trading day prior to the end of our 2005 fiscal year.

	Mr. Lewis	Mr. Lacy	Mr. Johnson	Mr. Good	Mr. Whitsett	Mr. Laughlin
Number of Shares	44,837	81,994	11,406	4,972	0	1,893
Market Value	$5,523,470	$10,100,841	$1,405,105	$612,501	$0	$233,199

  The following restricted stock grants reflected in the table vested or will vest, in whole or in part, in under three years from the date of grant:

  On October 18, 2004, Mr. Lewis was granted 50,781 Kmart restricted shares in accordance with his employment agreement. Upon effectiveness of the Merger, these restricted shares converted into an equal number of Sears Holdings restricted shares. Of these restricted shares, 11,285 shares vested on January 28, 2006, upon satisfaction of a specified performance condition. The balance of these restricted shares will vest in three annual installments on the last day of each of our 2006 through 2008 fiscal years. The first two of the remaining installments are for 11,285 shares. The last installment is for 16,926 shares. If Mr. Lewis' employment is terminated without cause or as a result of constructive termination, these restricted shares will vest in full. These restricted shares also vest in full upon his death or disability.

  Immediately prior to the completion of the Merger, Mr. Lewis received 8,011 Kmart restricted shares. Upon effectiveness of the Merger, these restricted shares converted into an equal number of Sears Holdings restricted shares. Of these restricted shares, 2,670 shares vested on January 28, 2006, upon satisfaction of a specified performance condition. The balance of these restricted shares will vest in two equal installments on the last day of each of our 2006 and 2007 fiscal years. If Mr. Lewis' employment is terminated without cause or as a result of constructive termination, these restricted shares will vest in full. These restricted shares also vest in full upon his death or disability.

  On January 4, 2004 Mr. Lacy was granted 22,500 Sears restricted shares. A portion of these restricted shares vested in connection with the Merger, and the balance converted into 6,994 Sears Holdings restricted shares. These restricted shares will vest on February 4, 2007.

  On March 28, 2005, Mr. Lacy was granted 75,000 Sears Holdings restricted shares that will vest on June 30, 2006. If before that date Mr. Lacy's employment is terminated by us without cause, by him for "good reason" or by reason of his death or disability, these restricted shares will immediately vest in full and become free of restrictions.

  On June 2, 2003, Mr. Laughlin was granted 7,500 Sears restricted shares. A portion of these restricted shares vested in connection with the Merger, and the balance converted into 1,487 Sears Holdings restricted shares. These restricted shares will vest on June 2, 2006.

  On April 1, 2004, Mr. Laughlin was granted 1,640 Sears restricted shares. A portion of these restricted shares vested in connection with the Merger, and the balance converted into 406 Sears Holdings restricted shares. These restricted shares vested on March 10, 2006.

  On March 10, 2004, Mr. Good was granted 300 Sears restricted shares. A portion of these restricted shares vested in connection with the Merger, and the balance converted into 72 Sears Holdings restricted shares. These restricted shares vested on March 10, 2006.

  On March 10, 2004, Mr. Good was granted 15,000 Sears restricted shares. A portion of these restricted shares vested in connection with the Merger, and the balance converted into 4,900 Sears Holdings restricted shares. These restricted shares will vest on March 10, 2007.

  On September 3, 2003 Mr. Johnson was granted 17,109 Kmart restricted shares. Upon effectiveness of the Merger, these restricted shares converted into an equal number of Sears Holdings restricted shares. Of these restricted shares, 5,703 shares vested on the last day of each of the 2004 and 2005 fiscal years. The remaining 5,703 shares will vest on February 3, 2007 (the last day of our 2006 fiscal year).

(e)
These amounts represent Sears and Kmart matching contributions under their respective 401(k) Savings Plans and under the Sears nonqualified Supplemental 401(k) Savings Plan. For Mr. Lacy in fiscal years 2003 and 2004, these amounts also include the premiums received as a result of the equity exchanges of portions of his annual bonus payments, as disclosed in footnote (b).

Option Grants in Last Fiscal Year

        The following table summarizes all stock options granted during fiscal year 2005. Mr. Lacy was the only Named Executive Officer who received a stock option grant in fiscal year 2005. The table also shows the potential realizable value of the grant given two performance scenarios.

Individual Grants(1)
Potential realizable value at assumed annual rates of stock price appreciation for 10-year option term(2)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2005
Name			Exercise or Base Price ($)	Expiration Date
					5% ($)	10% ($)
Alan J. Lacy	200,000	100%	131.11	3/28/2015	$16,490,875	$18,524,821

(1)
The option becomes exercisable in four equal annual installments beginning one year from the date of grant, March 28, 2005, and remains exercisable until the 10th anniversary of the grant date. If Mr. Lacy's employment is terminated by Sears Holdings without cause, by Mr. Lacy in the 30 days following June 30, 2006 or by Mr. Lacy in certain circumstances that constitute "good reason", the option will vest in full and remain exercisable for three years. If Mr. Lacy's employment is terminated for cause, the option will immediately be forfeited and cancelled in its entirety. The option also vests in full upon Mr. Lacy's death or disability. The exercise price of the stock option is based on the closing market price on the date of the grant. The option agreement permits Mr. Lacy to elect to have shares withheld to satisfy withholding tax requirements. Mr. Lacy can pay the option exercise price by tendering Sears Holdings common shares.

(2)
These amounts represent assumed rates of appreciation only. There can be no assurance that the amounts reflected in these columns will be achieved or, if achieved, will exist at the time of any option exercise. The actual value realized may vary significantly from these estimated values and will ultimately depend upon the excess of the stock price over the exercise price on the date the option is exercised, and upon any applicable taxes and fees.

Aggregated Option Exercises in Fiscal 2005 and Fiscal Year-End Option Values

        The following table shows options that Named Executive Officers exercised during 2005 and the number of shares and the value of grants outstanding as of the end of the fiscal year for each Named Executive Officer holding options.

			Number of Securities Underlying Unexercised Options at 01/28/2006		Value of Unexercised, In-The-Money Options at 01/28/2006(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (# of Shares)	Unexercisable (# of Shares)	Exercisable ($ Value)	Unexercisable ($ Value)
Alan J. Lacy(2)	1,189,961	21,183,781	0	200,000	0	0
Mark C. Good(2)	49,666	645,117	0	0	0	0
Daniel F. Laughlin(2)	80,932	1,038,264	0	0	0	0
Aylwin B. Lewis	0	0	37,500	112,500	1,296,375	3,889,125

(1)
The value of unexercised, in-the-money options is based on the closing market price per share of our common stock of $123.19 as of January 27, 2006, the last trading day of our 2005 fiscal year.

(2)
"Shares Acquired on Exercise" and "Value Realized" represent exercises of Sears options before the Merger. At the completion of the Merger, all outstanding Sears stock options (exercisable and unexercisable) were immediately vested and paid out in cash at a price per share of $56.83. The following table summarizes the shares subject to options and value realized in exchange therefore on March 24, 2005 by the Named Executive Officers who were formerly executives of Sears.

Name	Shares Subject to Option (#)	Value Realized ($)
Alan J. Lacy	436,001	10,105,811
Mark C. Good	11,668	410,597
Daniel F. Laughlin	3,200	112,608

Long Term Incentive Plan—Awards in the Last Fiscal Year

        The table below shows the contingent target awards established for the Named Executive Officers with respect to Long-Term Incentive Plan awards ("LTIP Awards") issued under the Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program for the 2005-2007 performance period. Amounts available for LTIP Awards to our executive officers are contingent on achieving our adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) goals. The target amount is based on the participant's annual salary.

		Estimated Future Payouts Under Non-Stock Price-Based Plans
Name	Performance or Other Period Until Maturation or Payout
		Threshold ($)	Target ($)	Maximum ($)
Aylwin B. Lewis	N/A	0	0	0
Alan J. Lacy	N/A	0	0	0
W. Bruce Johnson	FY 2005 - FY 2007	1,852,500	3,705,000	5,557,500
Mark C. Good	FY 2005 - FY 2007	1,125,000	2,250,000	3,375,000
Peter J. Whitsett	FY 2005 - FY 2007	1,312,500	2,625,000	3,937,500
Daniel F. Laughlin	FY 2005 - FY 2007	1,125,000	2,250,000	3,375,000

        No payouts were made in our 2005 fiscal year.

        Several of our executives, including Mr. Johnson, who were formerly executives of Kmart, are participants in the Kmart Long-Term Incentive Plan. Awards, if any, under this plan, which provides awards depending on Kmart's performance over our 2004-2006 fiscal years, will be paid after the end of our 2006 fiscal year.

Pension Plans

Sears Pension Plans

        The accrual of benefits under Sears' pension plans (basic and supplemental) were frozen effective December 31, 2005. Therefore, service after December 31, 2005 is not recognized for benefit accumulation purposes, but is recognized for vesting and early retirement subsidy purposes.

        Through December 31, 1999, annual retirement benefits under the Sears pension plans were based upon credited years of service and the average annual cash compensation of the associate's highest five successive calendar years of earnings out of the ten years immediately preceding termination of employment ("final average annual compensation"). Benefits earned through December 31, 1988 are reduced by a portion of the participant's estimated social security benefits.

        Effective January 1, 2000 through December 31, 2005, retirement benefits were based on the individual's cash compensation each year instead of his or her final average annual compensation.

        "Cash compensation" for pension plan purposes generally consists of salary and annual bonus. In the case of the Named Executive Officers who were formerly Sears executives, it generally consists of amounts paid as shown in the salary and bonus columns in the Summary Compensation Table on page 18, excluding amounts earned before the Named Executive Officer became eligible under the plan.

        The table below lists the Named Executive Officers eligible to receive benefits under the frozen Sears pension plans. The credited years of service under the pension plans are as of December 31, 2005, rounded to the nearest whole number.

Name	Credited Years of Service	Estimated Annual Benefit
Alan J. Lacy	10	$221,600
Daniel F. Laughlin	32	150,805
Mark C. Good	7	52,569

Kmart Pension Plan

        The accrual of benefits under Kmart's tax-qualified employee pension plan was frozen as of January 31, 1996. Therefore, service after January 31, 1996 is not recognized for benefit accumulation purposes, but is recognized for vesting and early retirement subsidy purposes.

        Messrs. Lewis, Johnson and Whitsett are not eligible to receive benefits under the frozen Kmart Pension Plan.

Executive Officer Employment Agreements

        The Named Executive Officers have entered into agreements with us that require them to maintain the confidentiality of information concerning our business. The agreements also prohibit the Named Executive Officers from working for a competitor of ours or hiring any employee of Sears Holdings or its subsidiaries for one year after their employment with us ends. For details regarding the payments we would make to Mr. Lewis or Mr. Lacy upon termination of their respective employment with us, see "Alan J. Lacy Employment Agreement" and "Aylwin B. Lewis Employment Agreement" below. Details regarding the payments we would make to Mr. Good or Mr. Laughlin, in connection with their respective change of control agreements, upon termination of their respective employment with us, are described below. If we terminate the employment of one of the other Named Executive Officers without cause, he will receive the following benefits:

  •
  severance equal to one year of annual base salary (two years for Mr. Good) and the annual target bonus calculated for the year termination occurred or, if no target bonus has yet been set for the year in which the termination date occurred, the target bonus for the year immediately preceding the year in which termination date occurred;

  •
  any stock options, stock appreciation rights or restricted stock granted to the executive prior to the termination date will continue to vest during the salary continuation period; and

  •
  most other Company benefits during the salary continuation period.

        Our obligation to make the severance payments described above will be reduced on a dollar-for-dollar basis (but not below zero) to the extent that the Named Executive Officer earns fees, salary or wages (including from self-employment) during the salary continuation period. For Mr. Good, this reduction begins after the first year of the salary continuation period. All severance payments and benefits will lapse if the Named Executive Officer is employed by a competitor of ours within one year of termination of active employment. Messrs. Johnson, Good and Whitsett are also entitled to outplacement services, at our expense, for up to one year from the termination date or until employment is obtained, whichever occurs first.

        None of Messrs. Lewis, Lacy, Johnson or Whitsett have change of control agreements with us. Messrs. Good and Laughlin executed change of control agreements with Sears. The Merger triggered a change of control under those agreements, which will automatically terminate and become null and void on March 24, 2007, the 24-month anniversary of the Merger. As a result, if we terminate the employment of Mr. Laughlin before March 24, 2007, other than for cause, or his employment terminates on account of his death, disability, retirement or resignation other than for good reason, he will receive the following benefits:

  •
  pro-rated salary, including base pay and target bonus, as of the termination;

  •
  a lump sum equal to the sum of (a) annual base pay plus (b) the annual target bonus, determined by the year of the termination;

  •
  continued vesting during the salary continuation period of any outstanding stock options; and

  •
  most Company benefits for one year following the termination.

        If Mr. Good's employment terminates under similar circumstances, he will receive similar benefits, except that his lump sum payment will equal two times the sum of (a) annual base pay plus (b) the annual target bonus, determined by the year of the termination. Mr. Good will also receive immediate vesting of any unvested restricted shares, stock options or stock appreciation rights and outplacement services, at our expense, for up to one year from the termination date or until employment is obtained, whichever occurs first.

        Alan J. Lacy Employment Agreement. On September 7, 2005, we entered into an Amended and Restated Employment Agreement (the "Amended Lacy Agreement") with Mr. Lacy. The Amended Lacy Agreement amended and restated the Employment Agreement by and among Sears, Kmart and Mr. Lacy dated as of November 16, 2004, which we had assumed (the "2004 Lacy Agreement").

        The Amended Lacy Agreement provides for a term of employment commencing on September 30, 2005 and ending March 23, 2010. During the term, Mr. Lacy will continue to serve as our Vice Chairman and a member of our Office of the Chairman and our Board of Directors. He will receive an annual base salary of not less than $1,000,000 and had a target 2005 bonus of $2,250,000, subject to reduction of the bonus by the Compensation Committee to a pro-rata amount to reflect the period of time during the 2005 fiscal year that Mr. Lacy served as our Chief Executive Officer. Mr. Lacy's 2005 bonus was reduced pursuant to this provision of the Amended Lacy Agreement.

        Mr. Lacy will be eligible for, and receive benefits under, employee benefit and perquisite arrangements no less favorable than those generally applicable or made available to our senior executives. If Mr. Lacy's employment is terminated by us without cause (as defined in the Amended Lacy Agreement) or Mr. Lacy resigns with good reason (as defined below), he will be entitled, subject to execution of a release in our favor, to receive severance benefits, including:

  •
  if the date of termination occurs prior to the date that Mr. Lacy has received payment of his 2005 bonus, the amount equal to his 2005 bonus;

  •
  $7.5 million (the dollar amount payable under the 2004 Lacy Agreement's formula);

  •
  two additional years of age and service credit under all of our welfare benefit plans, programs, agreements and arrangements;

  •
  accelerated vesting of equity-based awards and three years to exercise any vested options; and

  •
  continued welfare benefits for two years.

        For purposes of the Amended Lacy Agreement, "good reason" means (1) the assignment to Mr. Lacy, after the effective date of the Amended Lacy Agreement, of duties inconsistent with, or any diminution of, the position, authority, duties or responsibilities called for by the Amended Lacy Agreement, (2) our failure to pay

Mr. Lacy his compensation under the agreement, (3) relocation of Mr. Lacy's employment, (4) our failure to require the assumption of the Amended Lacy Agreement by a successor or (5) the failure to elect or reelect Mr. Lacy to our Board of Directors. In addition, "good reason" means any termination by Mr. Lacy during the 30-day period immediately following June 30, 2006.

        If Mr. Lacy's employment is terminated due to his death or disability (as defined in the Amended Lacy Agreement), Mr. Lacy (or his estate) will be entitled to receive, if applicable, payment of the unpaid portion of his 2005 bonus, accelerated vesting of equity-based awards and three years to exercise vested options and continued welfare benefits for two years.

        In the event that any payments to Mr. Lacy are subject to an excise tax under Section 4999 of the Internal Revenue Code, Mr. Lacy will be entitled to a gross-up payment so that he remains in the same after-tax position he would have been in had the excise tax not been imposed.

        Aylwin B. Lewis Employment Agreement. On March 24, 2005, we entered into a five-year Amended and Restated Employment Agreement with Mr. Lewis (the "Lewis Agreement"), which superseded and replaced Mr. Lewis' prior employment agreement with Kmart Management Corporation. Under the Lewis Agreement, Mr. Lewis will receive an annual salary of not less than $1,000,000, an annual bonus opportunity with a target amount equal to his annual salary, relocation benefits (including but not limited to guaranteed purchase of Mr. Lewis' residence in Michigan at fair market value, and during the two-year period following consummation of the Merger, use of a company plane or other private aircraft for travel between Michigan and Chicago and costs associated with temporary housing) and other employee benefits and perquisites made available generally to Kmart's other senior executives or, in our discretion, our senior executives or employees generally.

Stock Performance Graph

        Comparison of Cumulative Stockholder Return—Value of $100 Invested March 28, 2005

        The following graph compares the cumulative total return to stockholders on Sears Holdings common stock from March 28, 2005, the first day of trading of our common stock after the Merger, through January 27, 2006, the last trading day before the end of our 2005 fiscal year, with the return on the S&P 500 Stock Index, the S&P 500 Retailing Index and the S&P 500 Department Stores Index for the same period. The graph assumes an initial investment of $100 on March 28, 2005 in each of our common stock, the S&P 500 Stock Index, the S&P Retailing Index and the S&P 500 Department Stores Index.

        The S&P 500 Retailing Index consists of companies included in the S&P 500 Stock Index in the broadly defined retail sector, which includes competing retailers of softlines (apparel and domestics) and hardlines (appliances, electronics and home improvement products), as well as food and drug retailers. The S&P 500 Department Stores Index consists primarily of department stores that compete with our full-line stores.

Equity Compensation Plan Information

        The following table reflects information about the securities authorized for issuance under our equity compensation plans as of January 28, 2006.

	(a)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b)
		Weighted-average exercise price of outstanding options, warrants and rights	(c)
Plan Category			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	350,000	$112.90	0
Equity compensation plans not approved by security holders	0	0	0

TOTAL	350,000	$112.90	0

(1)
Includes a grant to Aylwin B. Lewis of options to purchase 150,000 shares of our common stock and a grant to Alan J. Lacy of options to purchase 200,000 shares of our common stock. On October 18, 2004, Kmart granted Mr. Lewis options to purchase 150,000 shares of Kmart's common stock, subject to approval by Kmart's stockholders. Kmart's stockholders approved the option grant on March 24, 2005, and these options were converted into options to purchase an equal number of shares of our common stock upon effectiveness of the Merger. The grant to Mr. Lacy was approved by Kmart, the sole stockholder of Sears Holdings, on November 16, 2004 in connection with the approval of Mr. Lacy's employment agreement pursuant to which the options were granted.

ITEM 2.  APPROVAL OF 2006 ASSOCIATE STOCK PURCHASE PLAN

        Item 2 is the approval of the Sears Holdings Corporation 2006 Associate Stock Purchase Plan (the "Purchase Plan"). The Board believes that adoption of the Purchase Plan is in the best interests of the Company. Participation in the Purchase Plan provides our employees with an attractive opportunity to purchase shares of our common stock. The Board believes that participating employees will, as stockholders, be more likely to think and act like owners. In addition, in order to attract and retain quality employees, we must provide a competitive benefits package. The Purchase Plan is an attractive addition to our existing employee benefits.

        For these reasons, the Board approved the Purchase Plan in February 2006, subject to approval by our stockholders. The Purchase Plan provides eligible employees the opportunity to purchase shares of our common stock at a discount through payroll deductions. We designed the Purchase Plan so that participating employees and the Company receive favorable tax treatment, as described below. The Compensation Committee (the "Committee") or a subcommittee of the Committee will administer the Purchase Plan.

        The following summarizes the material terms and conditions of the Purchase Plan. Appendix B to this Proxy Statement contains the full text of the Purchase Plan. Stockholders should refer to that appendix for complete and detailed information regarding the Purchase Plan.

Shares Subject to the Purchase Plan

        A maximum of 5,000,000 shares, which would represent approximately 3% of the total shares of our common stock currently outstanding, may be sold under the Purchase Plan. The Committee may adjust this number in the event of a capital adjustment affecting our common stock. The last reported sales price of our common stock on NASDAQ on February 28, 2006 was $120.45 per share.

        Shares for the Purchase Plan may be shares acquired in the open market (on an exchange or in negotiated transactions), previously acquired treasury shares, authorized and unissued shares or any combination thereof.

Eligible Employees

        All employees of our company and each of its subsidiaries that has adopted the Purchase Plan are eligible to participate in the Purchase Plan once they have been employed by us for two months. However, the following persons will not be eligible:

  •
  Part-time employees (those whose customary employment is for 20 hours or less a week or not more than five months a year); and

  •
  Any employee who owns, or would own upon exercising any rights under the Purchase Plan and any other option, shares representing 5% or more of the total combined voting power or value of our stock or the stock of any of our subsidiaries.

        An individual must be employed by us on the first day of a subscription period (as described below) in order to participate in the Purchase Plan for that subscription period. We estimate that approximately 325,000 employees will be eligible to participate in the Purchase Plan at its effective date of August 1, 2006.

Subscription Periods and Participation Election

        The initial subscription period under the Purchase Plan will be a two-month subscription period beginning on August 1, 2006. Thereafter, each subscription period will consist of a three-month period beginning on the first day of each January, April, July and October. Prior to the beginning of each subscription period, eligible employees may elect to have up to 20% of their cash compensation deducted and paid into the Purchase Plan throughout the subscription period, subject to the annual limitation described below. After the beginning of a subscription period, an employee may not change the rate of his or her payroll deductions for that subscription period, except to reduce the amount of the payroll deduction to zero (see "Termination of Participation" below).

Method of Purchase

        On the last day of each subscription period, the amount deducted from an employee's pay will automatically be applied toward the purchase of shares of our common stock at a purchase price equal to 95% of the fair market value of a share of our stock on that day. Dividends, if any, earned on any shares held in a participant's account are reinvested in shares of our common stock and credited to the participant's account.

Maximum Purchase Levels

        Under the Purchase Plan, no employee may purchase more than $25,000 worth of stock in any calendar year (based on the fair market value of our common stock on the first day of the applicable subscription periods), even if that amount is within the 20% deduction limit mentioned above. In addition, no employee may purchase more than 1,000 shares of stock during any subscription period, subject to adjustment in the event of any capital adjustment affecting our common stock.

Termination of Participation

        An employee may voluntarily terminate his or her participation in the Purchase Plan by notifying us in writing at least 15 business days (or such other period designated by the Committee) before the last day of any subscription period.

        If an employee voluntarily terminates his or her participation in the Purchase Plan, we will

  •
  not make further payroll deductions from that employee's compensation;

  •
  use the cash balance of that employee's Purchase Plan account to buy shares of our common stock at the end of the subscription period; and

  •
  continue to hold on behalf of that employee any shares previously purchased in his or her Purchase Plan account or transfer those shares pursuant to the employee's instructions.

        An employee's participation in the Purchase Plan will automatically terminate when his or her employment with us ends or when he or she ceases to be an eligible employee. In either such event, we will

  •
  not make further payroll deductions from the employee's compensation;

  •
  pay the employee the cash balance of his or her Purchase Plan account without interest;

  •
  credit, to a book entry account in the participant's name, the number of full shares of our common stock purchased under the Purchase Plan and held for his or her benefit, or if the employee so elects, credit those shares to

  •
  a brokerage account designated by the participant, or

  •
  an account with the same entity that acts as our designated agent under the Purchase Plan; and

  •
  pay to the employee the cash equivalent of any fractional share held.

Amendment and Termination

        The Committee may amend or terminate the Purchase Plan at any time, except that no amendment may adversely affect the right of any participant with respect to shares purchased prior to the date the amendment was adopted, and no amendment may be made without stockholder approval to the extent that approval is required to maintain compliance with section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

        The Purchase Plan will automatically terminate on the date that the maximum number of shares of our common stock to be sold under the plan have been purchased.

New Plan Benefits

        Participation in the Purchase Plan is voluntary and dependent upon each eligible employee's election to participate, and the benefit of participating will depend on the fair market value of our common stock. Accordingly, future benefits that would be received by our eligible employees under the proposed Purchase Plan are not determinable at this time. If our stockholders do not approve the Purchase Plan, it will immediately terminate.

Federal Income Tax Consequences

        The following is a brief description of the U.S. federal income tax treatment that will generally apply with respect to purchases under the Purchase Plan by participants who are subject to U.S. income tax. This discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Purchase Plan. Participants may also be subject to foreign, state and/or local taxes in connection with purchases under the Purchase Plan, which could differ significantly from U.S. federal tax consequences. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax aspects of purchases to their personal circumstances.

        The Purchase Plan is intended to qualify under section 423 of the Code. Under this section, a participant will not be required to recognize taxable income at the time shares are purchased under the Purchase Plan. The participant may, however, become liable for tax upon the disposition of the shares of our common stock acquired, as described below.

        In the event that shares acquired pursuant to the Purchase Plan are not sold or disposed of (including by way of gift) prior to two years after the first day of the subscription period in which they are purchased or one year after the last day of the subscription period, the lesser of (a) the excess of the fair market value of the shares on the date of disposition over the purchase price, or (b) the excess of the fair market value of the shares on the first day of the subscription period over an amount equal to what the purchase price would have been if it had been computed as of that date, will be treated as ordinary income to the participant. Any further gain on disposition will be treated as long-term capital gain and any loss will be treated as a capital loss. The Company is not entitled to any tax deduction under this scenario.

        In the event a participant sells or disposes of shares acquired pursuant to the Purchase Plan before the expiration of the holding periods described above, the excess of the fair market value of the shares on the last day of the subscription period over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be treated as a capital gain and will be treated as a long-term capital gain if the shares have been held for more than one year. If the shares are sold for less than their fair market value on the last day of the subscription period, the participant may recognize a capital loss equal to the difference between the sales price and the value of the shares on the last day of the subscription period. The Company is entitled to a deduction for its taxable year in which such sale or disposition occurs equal to the amount of income includible in the participant's gross income as ordinary income under this scenario.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE
THE SEARS HOLDINGS CORPORATION 2006 ASSOCIATE STOCK PURCHASE PLAN.

ITEM 3.  APPROVAL OF 2006 STOCK PLAN

        Item 3 is the approval of the Sears Holdings Corporation 2006 Stock Plan (the "Stock Plan"). The Board believes that adoption of the Stock Plan is in the best interests of the Company. The Stock Plan was established to:

  •
  allow us to attract and retain key employees;

  •
  identify participants' interests with those of our other stockholders; and

  •
  promote the long-term financial interest of the Company, including growth in the value of our common stock and enhancement of long-term stockholder return.

        For these reasons, the Committee approved the Stock Plan in November 2005, subject to approval by our stockholders. Awards granted under the Stock Plan before our stockholders approve the Stock Plan are contingent on our stockholders approving the Stock Plan. If our stockholders do not approve the Stock Plan, those awards will be void and no shares of our common stock will be issued under the Stock Plan.

        The following summarizes the material terms and conditions of the Stock Plan. Appendix C to this Proxy Statement contains the full text of the Stock Plan. Stockholders should refer to that appendix for complete and detailed information regarding the Stock Plan.

Stock Subject to the Stock Plan

        The shares of our common stock that may be awarded under the Stock Plan are shares currently authorized but unissued, currently held by us, or subsequently acquired by us as treasury shares, to the extent permitted by applicable law.

Maximum Award Levels

        In the aggregate, a maximum of 1,000,000 shares, which represents less than 1% of the total shares of our common stock currently outstanding, may be delivered to participants under the Stock Plan. Any shares covered by an award that are not delivered on an unrestricted basis (for example, because the award is forfeited, canceled, settled in cash or used to satisfy tax withholding obligations) will not be considered delivered to a participant for this purpose.

        The maximum number of shares of our common stock that may be issued to any participant in conjunction with Restricted Stock awards (defined below) under the Stock Plan is 100,000 shares. For LTIP Awards (defined below), the maximum number of shares of our common stock that may be issued under the Stock Plan to any participant is 100,000 (or the limit established under the appropriate LTIP Program (defined below), if less). The Committee may adjust these maximum levels, revise the number and kind of securities subject to awards and make any other adjustments it determines to be proper, in the event of a corporate transaction or capital adjustment affecting our common stock.

Eligible Individuals

        Any key employee of our company or any of our subsidiaries, including our executive officers and approximately 150 other employees designated by the Committee, may be eligible to participate in the Stock Plan. The Committee may grant an award to an employee or other individual providing services, before performance of those services, but no award may vest before those services are first performed.

Awards under the Stock Plan

Types of Awards

        Awards under the Stock Plan represent a grant of shares of our common stock or a right to receive shares of our common stock. Awards may be "Restricted Stock" awards or "LTIP Awards" and certain other awards.

        A "Restricted Stock" award is a grant of shares of our common stock that is subject to risk of forfeiture or other restrictions that will lapse upon achievement of certain completion of service goals determined by the Committee. Restricted Stock awards will vest as specified by the Committee at the time of grant, provided that the participant continues to be employed by us on the vesting date. In the event of the participant's death, disability, retirement or involuntary termination, the Committee may permit accelerated vesting.

        An "LTIP Award" is a grant of shares of our common stock in settlement of an award made under the Umbrella Incentive Program, or any long-term incentive plan or program established thereunder, including our 2005 Senior Executive Long-Term Incentive Program, 2005 Vice President Long-Term Incentive Program and 2006 Long-Term Incentive Program (collectively, the "LTIP Programs"). Awards under the LTIP Programs may be settled in shares of our common stock if permitted by the Committee.

        In addition to Restricted Stock awards and LTIP Awards, the Committee may use available stock under the Stock Plan as the form of payment for compensation or rights earned or due under any other compensation plans or arrangements of our company or any of its subsidiaries, including plans or arrangements we assume in business combinations.

        An award may provide a participant with the right to receive dividend or dividend equivalent payments, if any, with respect to the stock subject to the award. These payments will be settled in cash, but may be subject to such conditions, restrictions and contingencies as the Committee establishes.

Settlement of Awards

        Our obligation to make payments and distributions with respect to awards will be satisfied through delivery of shares of our common stock immediately on the vesting date of those awards. Satisfaction of our obligations under an award (sometimes referred to as "settlement" of the award) may be subject to such conditions, restrictions and contingencies as the Committee may determine.

Transferability of Awards

        Except as otherwise provided by the Committee, awards under the Stock Plan are not transferable except by will or by the laws of descent and distribution.

Administration of the Stock Plan

        The Committee administers the Stock Plan. Subject to the provisions of the Stock Plan, the Committee has authority and discretion to:

  •
  select from among the eligible individuals those persons who will receive awards under the Stock Plan;

  •
  determine the types and amounts of awards to be granted; and

  •
  establish the terms, conditions, performance criteria, restrictions and other provisions of the awards.

        Except to the extent prohibited by applicable law or the rules of NASDAQ or any other securities exchange or market on which our common stock is then listed, the Committee may allocate its responsibilities and powers to one or more of its members and may delegate all or any part of its responsibilities and powers to any person. The Committee may revoke any such allocation or delegation at any time.

Term of the Stock Plan

        Subject to the approval of our stockholders, the Stock Plan will:

  •
  be effective as of November 8, 2005;

  •
  be unlimited in duration; and

  •
  remain in effect as long as any awards under it are outstanding, in the event of a termination of the plan.

        No awards may be granted under the Stock Plan after November 8, 2015.

Amendment and Termination of the Stock Plan

        The Committee may, at any time, amend or terminate the Stock Plan, and may amend any award agreement under the plan. However, no amendment or termination may, without the written consent of the affected participant (or, if the participant is not then living, his or her beneficiary), adversely affect the rights of a participant or beneficiary under any award granted before the date the Committee adopted the amendment. These limitations will not apply to any adjustments caused by a corporate transaction or capital adjustment affecting our common stock. In addition, the Committee may amend the Stock Plan and any award under it at any time, in order to comply with section 409A of the Code.

New Plan Benefits

        The Committee granted Restricted Stock awards to two of our current executive officers in 2005, subject to stockholder approval of the Stock Plan. Information regarding the grants is contained in the table below. If our stockholders approve the Stock Plan, these executive officers will receive those grants. If our stockholders do not approve the Stock Plan, we and these executive officers have agreed to work together to determine a mutually acceptable method of providing them with compensation having equivalent value. In addition, the Committee has approved awards as set forth in the table below, effective May 1, 2006 and subject to stockholder approval of the Stock Plan. If our stockholders do not approve the Stock Plan, these awards will not be made and we will explore other alternatives for providing these employees with compensation having similar value.

        The Committee has also made awards under the LTIP Programs (see Item 4, Approval of Umbrella Incentive Program on page 32). As outlined in "Awards under the Stock Plan—Types of Awards" above and in Item 4, these awards may be settled in shares of our common stock issued under the Stock Plan if the Committee so determines, based on the share prices at the time of settlement.

	2006 Stock Plan
Name and Position	Dollar Value ($)	Number of Shares
A. Lewis, Chief Executive Officer	$0	0
A. Lacy, Vice Chairman	$0	0
B. Johnson, Executive Vice President	$500,000		(1)
M. Good, Executive Vice President	$500,000		(1)
P. Whitsett, Senior Vice President	$500,000		(1)
D. Laughlin, Senior Vice President	$500,000		(1)
Executive Group	$5,650,000	12,474	(1)
Non-Executive Director Group	$0	0
Non-Executive Officer Employee Group	$15,000,000		(1)

(1)
The 2005 awards made to two of our current executive officers totaled 12,474 shares. The number of shares for all other grants reflected in this table will be based on the price per share of our common stock on May 1, 2006, the effective date of these grants. Assuming a hypothetical stock price per share of $120.45, the last reported sales price of our common stock on February 28, 2006, an aggregate of approximately 170,000 shares would be granted on that date.

Federal Income Tax Consequences

        Under present federal income tax laws, awards granted under the Stock Plan will have the following tax consequences:

Restricted Stock

        A participant who has been granted a Restricted Stock award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of shares of our common stock subject to a Restricted Stock award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and we will be entitled to a corresponding deduction, subject to the limitations of section 162(m) of the Code and the regulations thereunder ("Section 162(m)") (described below). Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting, and the capital gain holding period beginning on the date of vesting. Dividends, if any, paid to the holder during the restriction period will also be compensation income to the participant and deductible as such by us, provided that the award satisfied the requirements of Section 162(m), if applicable.

        As described below, a participant may elect pursuant to section 83(b) of the Code to have the income recognized and measured at the date of grant of a Restricted Stock award and to have the applicable capital gain holding period commence as of that date.

        A participant who has been granted a stock award that is not subject to a substantial risk of forfeiture for federal income tax purposes (for example, a recipient of stock distributed in settlement of an LTIP Award) will realize ordinary income in an amount equal to the fair market value of the shares at such time, and we will be entitled to a corresponding deduction, provided that the award satisfies the requirements of Section 162(m) (described below), if applicable.

        For a description of the tax consequences of stock awarded as part of an LTIP Award, see "Item 4, Approval of Umbrella Incentive Program—Federal Income Tax Consequences" on page 40.

Section 83(b) Election

        If a participant is granted shares of our common stock that are subject to a substantial risk of forfeiture, recognition of income may be accelerated to the date of grant if the participant files an election under Code section 83(b). Such an election must be filed with the Internal Revenue Service not later than 30 days after the date the property was transferred (i.e., the grant date), and may be filed prior to the date of transfer. A copy of the election should be delivered to us. If such an election is properly filed in a timely manner:

  •
  we will be entitled to a deduction at the time of grant in an amount equal to the fair market value of the shares at that time (determined without regard to forfeiture restrictions and other non-permanent restrictions);

  •
  dividends, if any, paid to the holder during the restriction period will be taxable to the holder and not deductible by us; and

  •
  there will be no further tax consequences when the restrictions lapse.

        Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant. If a participant who has made a section 83(b) election subsequently forfeits the shares, the participant will not be entitled to any deduction or loss.

Section 162(m)

        A U.S. income tax deduction will generally be unavailable to us for annual compensation in excess of $1 million paid to any of our five most highly compensated officers. Amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. In general, Restricted Stock awards under the Stock Plan will not be structured as performance-based compensation and will thus be included in compensation subject to the $1 million limit on deductible compensation. As outlined in Item 4 of this Proxy Statement (related to the approval of the Umbrella Incentive Program), under the Umbrella Program, LTIP Awards may be structured to meet the requirements of performance-based compensation under applicable tax regulations. Stock issued under the Stock Plan in settlement of an LTIP Award that meets these requirements will not be subject to the deduction limit of Section 162(m).

Withholding of Taxes

        We may deduct from any payment or distribution of shares under the Stock Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to us prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the Committee, a participant may elect to satisfy the withholding required, in whole or in part, either by having us withhold shares of our common stock from any payment under the Stock Plan or by the participant delivering shares of our common stock to us. The portion of the withholding that is satisfied with shares will be determined using the fair market value of our common stock on the date as of which the amount of taxes to be withheld is determined.

        The use of shares of our common stock to satisfy any withholding requirement will be treated, for federal income tax purposes, as a sale of those shares for an amount equal to their fair market value on the date when the amount of taxes to be withheld is determined. If previously-owned shares of our common stock are delivered by a participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

Section 409A of the Code

        Restricted Stock awards and shares issued in settlement of LTIP Awards generally should not be subject to section 409A of the Code. If such an award was subject to those rules, and failed to conform to them, the recipient would have accelerated recognition of taxable income, and might also become liable for interest and tax penalties. Failure to satisfy the new rules would not have an adverse tax effect on the Company.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE
THE SEARS HOLDINGS CORPORATION 2006 STOCK PLAN.

ITEM 4. APPROVAL OF UMBRELLA INCENTIVE PROGRAM

        Item 4 is the approval of the Sears Holdings Corporation Umbrella Incentive Program (the "Umbrella Program"). The Board believes that adoption of the Umbrella Program is in the best interests of the Company. The Umbrella Program is a performance-based program designed to motivate our salaried employees to achieve significant, lasting change that successfully positions the Company for future growth. Performance goals under the Umbrella Program align employees' financial incentives with our financial goals.

        The Committee may make an award to an eligible employee under the Umbrella Program, or from time to time may establish under the Umbrella Program annual and long-term incentive plans or programs for specific performance periods for specified groups of eligible employees and make awards under these plans, consistent with the terms of the Umbrella Program. References to awards under the Umbrella Program also refer to awards made under any annual or long-term incentive plan established pursuant to the Umbrella Program.

        The Committee adopted the Umbrella Program in February 2006, subject to approval by our stockholders.

        The Committee previously adopted, subject to stockholder approval:

  •
  the 2005 Senior Executive Long-Term Incentive Program (the "2005 Senior Executive LTIP"), which provides awards depending on performance over our 2005-2007 fiscal years;

  •
  the 2005 Senior Executive SHC Annual Incentive Plan (the "2005 Senior Executive AIP"), which provides awards depending on performance for our 2005 fiscal year;

  •
  the 2006 Long-Term Incentive Program (the "2006 LTIP"), which provides awards depending on performance over our 2006-2008 fiscal years; and

  •
  the 2006 Annual Incentive Plan (the "2006 AIP"), which provides awards depending on performance for our 2006 fiscal year.

        The Committee also adopted (but did not make adoption subject to stockholder approval):

  •
  the 2005 Vice President Long-Term Incentive Program (the "2005 VP LTIP"), which provides awards depending on performance over our 2005-2007 fiscal years; and

  •
  the 2005 Annual Incentive Plan (the "2005 AIP"), which provides awards depending on performance for our 2005 fiscal year;

        We intend to treat each of these programs as established under, and part of, the Umbrella Program, and stockholder approval of the Umbrella Program will constitute approval of each of those programs.

        The Committee expects to establish similar programs for future years or multiple-year periods under the Umbrella Program.

        The following summarizes the material terms and conditions of the Umbrella Program and the outstanding awards under the 2005 Senior Executive LTIP, the 2005 VP LTIP, the 2005 Senior Executive AIP, the 2005 AIP, the 2006 LTIP and the 2006 AIP (collectively, the "Compensation Programs"), which are each deemed part of and subject to the Umbrella Program. The Umbrella Program is set forth in its entirety in Appendix D to this Proxy Statement and includes each of the Compensation Programs, which are set forth in Appendices D-1 through D-6. Stockholders should refer to those appendices for complete and detailed information regarding the Umbrella Program and the Compensation Programs.

        Approval of the Umbrella Program by our stockholders will also constitute approval of the plans, Compensation Programs and awards outstanding thereunder. Under the Umbrella Program, any cash incentive award intended to constitute "performance-based compensation" within the meaning of Section 162(m) is contingent on stockholder approval of the Umbrella Program. No amount shall be paid under such an award unless and until our stockholders have approved the Umbrella Program. Awards under the Umbrella Program that are not intended to constitute "performance-based compensation" will be paid even if our stockholders do not approve the Umbrella Program, except to the extent that an award (or Compensation Program under which an award is issued) provides otherwise. As a result, if our stockholders do not approve the Umbrella Program, no amounts will be paid pursuant to awards under the 2005 Senior Executive LTIP, the 2005 Senior Executive AIP, the 2006 LTIP, and the 2006 AIP (this includes all awards to our executive officers under those programs in the New Plan Benefits Table below, as well as certain awards to other employees). However, awards under the 2005 VP LTIP and the 2005 AIP will not be affected if our stockholders do not approve the Umbrella Program. In addition, the Committee's ability to settle any award in shares of our common stock is contingent on stockholder approval of the 2006 Stock Plan (or another future stock plan that would serve as a source of stock for the Umbrella Program and any Compensation Program thereunder). If our stockholders do not approve any such stock plan, the Committee will be unable to settle awards in shares of our common stock.

Eligible Employees

        Any salaried employee (and certain hourly employees) may be designated by the Committee to participate in the Umbrella Program and granted one or more awards under the Umbrella Program. We have approximately 26,000 salaried employees, and approximately 27,000 employees have been designated by the Committee to participate in one or more Compensation Programs under the Umbrella Program.

        From time to time, the Committee may also designate as participants those employees who have been newly hired or promoted into the group of eligible employees. The Committee may adjust the terms and conditions of awards to these employees, in order to qualify such awards as performance-based compensation for purposes of Section 162(m), if such awards are intended to meet the requirements of Section 162(m).

Awards Under the Umbrella Program—Generally

        Cash incentive awards under the Umbrella Program are designed to vary commensurately with achieved performance. A cash incentive award is the grant of a right to receive a payment of cash (or, in the Committee's discretion, a participant may receive or elect to receive shares of our common stock having a fair market value on the payment date equivalent to the cash otherwise payable). A participant's right to receive cash incentive awards may be contingent on the achievement of performance goals established by the Committee for the applicable performance period. The Committee may impose other conditions, restrictions and contingencies on any cash incentive award.

Performance-Based Compensation Awards

        A U.S. income tax deduction will generally be unavailable to us for annual compensation in excess of $1 million paid to any of our five most highly compensated officers. However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. Under the Umbrella Program, the Committee may issue both awards structured to satisfy the requirements for performance-based compensation outlined in Section 162(m) ("performance-based compensation") and awards not so structured. An award intended to be performance-based compensation will be conditioned on the achievement of one or more performance goals, to the extent required by Section 162(m). The performance goals that may be used for these awards will be based on any one or more of the performance measures described below under "Performance Measures" selected by the Committee. All awards under the Umbrella Program that are intended to be performance-based compensation will be structured to meet the requirements of Section 162(m).

Maximum Performance-Based Awards

        For cash incentive awards intended to be performance-based compensation:

  •
  No more than $5,000,000 may be paid to any individual for any performance period of one year (reduced pro rata for a performance period of less than one year); and

  •
  No more than $15,000,000 may be paid to any individual for any performance period of three years (reduced pro rata for a performance period of less than three years).

        The Committee may establish overlapping performance periods; provided that, to the extent that the performance periods applicable to any individual overlap, the maximum award limit (and the pro rata reduction required) with respect to the second performance period will be based on the portion of the period that does not overlap with the prior period.

Performance Goals

        The Committee will establish, not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance goals is substantially uncertain, objective written performance goals for awards intended to be performance-based compensation. These goals will be based on one or more performance measures (as described below), and may be with respect to

  •
  corporate performance,

  •
  operating group or sub-group performance,

  •
  individual company performance,

  •
  other group or individual performance, or

  •
  division performance.

        A participant otherwise entitled to receive a cash incentive award intended to be performance-based compensation for any performance period will not receive a settlement of the award until the Committee determines that the applicable performance goal(s) have been attained. In exercising discretion in making this determination, the Committee may not increase the amount of the payment.

Performance Measures

        Performance measures may be based on any one or more of the following

  •
  share price,

  •
  market share,

  •
  cash flow,

  •
  revenue,

  •
  revenue growth,

  •
  earnings per share,

  •
  operating earnings per share,

  •
  operating earnings,

  •
  earnings before interest, taxes, depreciation and amortization,

  •
  return on equity,

  •
  return on assets,

  •
  return on investment,

  •
  net income,

  •
  net income per share,

  •
  economic value added,

  •
  market value added,

  •
  store sales growth,

  •
  customer satisfaction performance goals measured by independent customer satisfaction and employee opinion surveys, and

  •
  strategic business objectives, consisting of one or more objectives based on

  •
  meeting specific cost or profit targets or margins,

  •
  business expansion goals, and

    •
    goals relating to acquisitions or divestitures.

        Each measure may be

  •
  expressed on an absolute and/or relative basis,

  •
  based on our company as a whole or on any one or more of our business units or subsidiaries,

  •
  based on or otherwise employ comparisons based on

  •
  internal targets,

  •
  past performance of our company or any one or more of our business units or subsidiaries, and/or

  •
  the past or current performance of other companies, or an index.

        The terms of an award may provide that partial achievement of the performance goals may result in a payment or vesting based on the degree of achievement. In establishing any performance goals, the Committee may exclude the effects of the following items, to the extent identified in our audited financial statements, including footnotes, or the Management's Discussion and Analysis of Financial Condition and Results of Operations accompanying those financial statements

  •
  asset write-downs,

  •
  litigation or claim judgments or settlements,

  •
  extraordinary, unusual and/or nonrecurring items of gain or loss,

  •
  gains or losses on acquisitions, divestitures or store closures,

  •
  noncapital, purchase accounting items,

  •
  changes in tax or accounting principles, regulations or laws,

  •
  mergers or acquisitions,

  •
  integration costs disclosed as merger-related,

  •
  accruals for reorganization or restructuring programs,

  •
  matters related to Kmart Corporation's Chapter 11 bankruptcy, and

  •
  foreign exchange gains and losses.

        To the extent the exclusion of any item affects awards intended to be performance-based compensation, the exclusion will be specified in a manner that satisfies the requirements of Section 162(m), including the requirement that performance goals be objective.

Distribution

        Subject to the termination of employment provisions described below, we will distribute, in a single lump sum, the cash or shares of our common stock resulting from an award as soon as practicable after the first Committee meeting after the results of a performance period are available to the Committee. For awards intended to be performance-based compensation, we will not make any distribution before the Committee has certified the satisfaction of the performance goals and the amount to be paid to each participant. For awards not intended to be performance-based compensation, we will make distributions at the time specified by the Committee in the award.

Termination of Employment

        The terms of an award (or the Compensation Program under which it is granted) will provide the extent to which a participant may receive a cash incentive award in the event of the participant's death, disability or termination of employment with us. Receipt of an award in these circumstances may depend on both the reason for the termination, if applicable, and the point in the performance period at which the event occurs (subject, in the case of awards intended to be performance-based compensation, to Section 162(m)).

Transferability of Awards

        Except as otherwise provided by the Committee, awards under the Umbrella Program are not transferable except by will or by the laws of descent and distribution.

Settlement of Awards

        We may use cash, shares of our common stock, or a combination of cash and stock to satisfy our obligation to make payments and distributions with respect to awards under the Umbrella Program. Satisfaction of our obligations under an award (sometimes referred to as "settlement" of the award) may be subject to such conditions, restrictions and contingencies as the Committee may determine.

Source of Awards Settled in Stock

        For awards under the Umbrella Program that are settled in shares of our common stock, the shares will be distributed under a stock plan adopted by us and approved by our stockholders. For this purpose, we intend to use the 2006 Stock Plan if our stockholders approve that plan. See Item 3, "Approval of the 2006 Stock Plan" above. If our stockholders do not approve the Stock Plan, all awards will be settled in cash unless our stockholders later approve another plan allowing us to issue stock for this purpose.

Administration of the Umbrella Program

        The Committee administers the Umbrella Program, and it may make changes it considers appropriate for its effective administration. These changes may not increase the benefits available to participants under, nor change the pre-established measures in goals approved with respect to, an award intended to be performance-based compensation. Notwithstanding anything in the Umbrella Program to the contrary, before settlement of any award, the Committee may reduce the amount of cash or shares of our common stock to be delivered in connection with that award.

Corporate Transaction or Capital Adjustment

        In the event of a corporate transaction or capital adjustment affecting our common stock, the Committee may adjust awards to preserve but not increase the benefits or potential benefits of the awards. However, the Committee may not make any adjustment that would cause awards intended to be performance-based compensation to cease to qualify as such.

Amendment and Termination of the Umbrella Program

        The Board or the Committee may, at any time, amend or terminate the Umbrella Program, and may amend any award agreement under it. However, no amendment or termination may, without the written consent of the affected participant (or, if the participant is not then living, his or her beneficiary), adversely affect the rights of any participant or beneficiary under any award granted before the date the Board or the Committee adopted the amendment. In addition, no amendment may, without the consent of our stockholders, cause awards intended to be performance-based compensation to cease to be tax deductible by us. However, the Committee may amend, without participant consent, the Umbrella Program and any award under the program to the extent the Committee determines the amendment is necessary to cause the program or award to comply with section 409A of the Code or any other applicable law or rule of any applicable securities exchange or any similar entity.

        Notwithstanding anything in the Umbrella Program to the contrary, the Committee may not amend the Umbrella Program if the amendment would cause the Umbrella Program not to comply with section 409A of the Code or any other applicable law or rule of any applicable securities exchange or any similar entity.

2005 Senior Executive LTIP

        Under the 2005 Senior Executive LTIP, performance-based awards based on LTIP EBITDA for our 2005 through 2007 fiscal years were granted to approximately 30 of our executive officers and other executives at the level of Senior Vice President and above.

        LTIP EBITDA is defined under the program as total earnings of the Company and its affiliates and predecessors, other than Sears Canada Inc. (collectively referred to as the "Domestic Company") for the performance period, determined before interest, taxes, depreciation and amortization and excluding:

  •
  the effect of purchase accounting and changes in accounting methods;

  •
  gains, losses and costs associated with acquisitions, divestitures and store closings;

  •
  integration costs that are disclosed as merger-related; and

  •
  bankruptcy-related matters of Kmart Corporation.

        Payouts will range from 50% of the targeted payout at a threshold LTIP EBITDA level established by the Committee (90% of the target EBITDA level) to 150% of the targeted payout at a superior LTIP EBITDA level (125% of the target EBITDA level). Target awards are set as a percentage of base pay and reflect the level of position, the importance and the impact of the position within our organization and individual performance. The maximum amount that may be distributed to a participant for any performance period is the same as that described above for the Umbrella Program (see "Maximum Performance-Based Awards"). The target amounts for our Named Executive Officers are set forth on page 21 of this Proxy Statement.

        Certain additional conditions will apply in order for a participant whose employment with us terminates due to his or her retirement, disability or involuntary termination without cause to receive payment pursuant to an award. In the event that a participant dies before the payment date for his or her award, a payment will be made with respect to that participant in an amount equal to his or her prorated target cash incentive award, but only if that participant has been employed by us for 12 months.

        Except as described in the preceding paragraph, we will pay awards earned under the 2005 Senior Executive LTIP to participants within 75 days after the end of our 2007 fiscal year, provided that the participant is actively employed by us on the payment date (unless otherwise required by law) and that our stockholders have approved the Umbrella Program.

2005 Vice President LTIP

        Under the 2005 VP LTIP, performance-based awards based on LTIP EBITDA for our 2005 through 2007 fiscal years were granted to approximately 120 Vice Presidents. The terms and conditions of the 2005 VP LTIP are similar to those of the 2005 Senior Executive LTIP, except that the 2005 VP LTIP covers employees at the Vice President level and awards under the 2005 VP LTIP are not subject to the requirements of Section 162(m). Target awards to executives at the Vice President level are based on a multiple of 58% to 225% of base salary.

        Except as otherwise described in the 2005 VP LTIP, we will pay awards earned under the 2005 VP LTIP to participants within 75 days after the end of our 2007 fiscal year, provided that the participant is actively employed by us on the payment date (unless otherwise required by law) and that our stockholders have approved the Umbrella Program.

2005 Senior Executive AIP

        Under the 2005 Senior Executive AIP, awards were made to approximately 25 of our executive officers and other executives at or above the Senior Vice President level. Payouts under the 2005 Senior Executive AIP were set to range from 50% of the targeted payout at threshold performance levels to 150% of the targeted payout at maximum/excellence performance levels. Target payouts are calculated as a percentage of from 50% to 225% of base salary determined by position and based on the competitive marketplace. For fiscal 2005, performance levels are determined based on LTIP EBITDA, defined on a basis consistent with the 2005 Senior Executive LTIP and, in some cases, merchandise profitability targets established by the Committee. Based on our financial results for fiscal 2005, payments under the 2005 Senior Executive AIP will be at slightly above the 50% threshold level. Amounts payable to our Named Executive Officers (other than Messrs. Lewis and Lacy) under the 2005 Senior Executive AIP are shown under "Bonus" in the Summary Compensation Table on page 18.

        Except as otherwise described in the 2005 Senior Executive AIP, we will pay awards earned under the 2005 Senior Executive AIP to participants by April 14, 2006 (75 days after the end of our 2005 fiscal year), provided that the participant is actively employed by us on the payment date (unless otherwise required by law) and that our stockholders have approved the Umbrella Program.

2005 AIP

        The 2005 AIP covers all salaried associates and approximately 830 hourly associates in our Hoffman Estates, Illinois headquarters at the Vice President level or below. Under the 2005 AIP, awards were made to approximately 25,800 salaried employees and approximately 830 hourly associates. The terms and conditions of awards under the 2005 AIP are similar to those of awards under the 2005 Senior Executive AIP, except that awards under the 2005 AIP are not subject to the requirements of Section 162(m). Payouts under the 2005 AIP were set to range from 50% of the targeted payout at threshold performance levels to 150% of the targeted payout at maximum performance/excellent performance levels. Target payouts for salaried associates are calculated as a percentage from 3% to 60% of base salary determined by position and based on the competitive marketplace. Target payouts for hourly associates are calculated at a percentage from 3% to 40% of base pay.

For fiscal 2005, performance levels are determined based on EBITDA, defined on a basis consistent with the 2005 Senior Executive LTIP definition of LTIP EBITDA and, in some cases, merchandise profitability targets established by the Committee. Based on our financial results for fiscal 2005, payments under the 2005 AIP will be at a slightly above the 50% threshold level. The maximum amount that may be distributed to a participant for any performance period is the same as that described above for the Umbrella Program (see "Maximum Performance-Based Awards").

        Except as otherwise described in the 2005 AIP, we will pay awards earned under the 2005 AIP to participants by April 14, 2006 (75 days after the end of our 2005 fiscal year), provided that the participant is actively employed by us on the payment date (unless otherwise required by law) and that our stockholders have approved the Umbrella Program.

2006 LTIP

        Under the 2006 LTIP, performance-based awards based on LTIP EBITDA for our 2006 through 2008 fiscal years were granted to approximately 145 employees at the level of Vice President and above. LTIP EBITDA is defined under this program in the same manner as described under "2005 Senior Executive LTIP" above, except that litigation or claim judgments or settlements may also be excluded in calculating LTIP EBITDA under the 2006 LTIP. Payouts will range from 60% of targeted payout at a threshold LTIP EBITDA level established by the Committee (90% of the target LTIP EBITDA level) to 200% of the targeted payout at a superior LTIP EBITDA level established by the Committee (125% of the target LTIP EBITDA level). Target payouts are calculated as a percentage from 30% to 300% of base salary determined by position and based on the competitive marketplace. The maximum amount that may be distributed to a participant for any performance period is the same as that described above for the Umbrella Program (see "Maximum Performance-Based Awards").

        Certain additional conditions will apply in order for a participant whose employment with us terminates due to his or her retirement, disability or involuntary termination without cause to receive payment pursuant to an award. In the event that a participant dies before the payment date for his or her award, a payment will be made with respect to that participant in an amount equal to his or her prorated target cash incentive award, but only if that participant has been employed by us for 12 months.

        Except as described in the preceding paragraph, we will pay awards earned under the 2006 LTIP to participants within 75 days after the end of our 2008 fiscal year, provided that the participant is actively employed by us on the payment date (unless otherwise required by law) and that our stockholders have approved the Umbrella Program.

2006 AIP

        The 2006 AIP covers all salaried and certain hourly associates of our company, including our executive officers. Under the 2006 AIP, awards were made to approximately 25,800 salaried employees and approximately 830 hourly associates. Payouts under the 2006 AIP will range from 60% of the targeted payout at a threshold performance level established by the Committee (90% of the target performance level) to 200% of the targeted payout at a maximum performance level established by the Committee (125% of the target performance level). Target payouts will be calculated as a percentage of from 5% to 100% of base salary. For fiscal 2006, performance levels are determined based on EBITDA, defined and adjusted on a basis consistent with the 2006 LTIP definition of LTIP EBITDA, and, in some cases, business specific and/or merchandise profitability targets to be established by the Committee. The maximum amount that may be distributed to a participant for any performance period is the same as that described above for the Umbrella Program (see "Maximum Performance-Based Awards").

        Except as otherwise described in the 2006 AIP, we will pay awards earned under the 2006 AIP to participants within 75 days after the end of our 2006 fiscal year, provided that the participant is actively employed by us on the payment date (unless otherwise required by law) and that our stockholders have approved the Umbrella Program.

New Plan Benefits

        The Committee approved awards under the 2005 Senior Executive LTIP, the 2005 VP LTIP, the 2005 Senior Executive AIP, the 2005 AIP, the 2006 LTIP and the 2006 AIP to the Named Executive Officers and to other eligible participants as set forth in the table below.

					2006 AIP		2006 LTIP
Name and Position	2005 Senior Executive AIP ($)	2005 AIP ($)(a)	2005 Senior Executive LTIP ($)(b)	2005 VP LTIP ($)(b)	Range of Potential Award as % of Base Salary(c)	Dollar Value of Potential Award(c)	Range of Potential Award as % of Base Salary(d)	Dollar Value of Potential Award(d)
A. Lewis Chief Executive Officer	510,000	0	0	0	60-200	600,000- 2,000,000	0	0
A. Lacy Vice Chairman	772,296	0	0	0	0	0	0	0
B. Johnson Executive Vice President	290,627	0	1,852,500- 5,557,500	0	54-180	391,500- 1,305,000	90-300	652,500- 2,175,000
M. Good Executive Vice President	297,879	0	1,125,000- 3,375,000	0	45-150	225,000- 750,000	90-300	450,000- 1,500,000
P. Whitsett Senior Vice President	197,917	0	1,312,500- 3,937,500	0	45-150	225,000- 750,000	90-300	450,000- 1,500,000
D. Laughlin Senior Vice President	214,076	0	1,125,000- 3,375,000	0	42-140	210,000- 700,000	90-300	450,000- 1,500,000
Executive Group	3,432,707	0	10,502,500- 28,620,000	0	37-124	2,841,600- 9,472,000	55-182	4,164,000- 13,880,000
Non-Executive Director Group	0	0	0	0	0	0	0	0
Non-Executive Officer Employee Group	1,304,156	125,000,000- 135,000,000	6,366,250- 19,098,750	17,091,487- 51,274,462	9-29	138,218,400- 460,728,000	36-120	10,851,682- 36,172,273

(a)
Amounts payable under the 2005 AIP are subject to adjustment based on the application of a modifier associated with each employee's performance review. This modifier may result in an increase or decrease in an individual's award under the 2005 AIP. The performance review process for the 2005 fiscal year is scheduled to be completed in April 2006.

(b)
2005 Senior Executive LTIP and 2005 VP LTIP awards are based on performance for fiscal years 2005 - 2007. The range of awards shown is the minimum and maximum potential payout after the three-year period. All payouts are based on the achievement of LTIP EBITDA goals. The minimum payout is not guaranteed and will only be distributed upon the achievement of the threshold LTIP EBITDA goal.

(c)
2006 AIP awards are based on performance for fiscal year 2006. The range of awards shown is the minimum and maximum potential payout after the fiscal period. The payout range for the 2006 AIP is 60%—200% of the target bonus award. The minimum payout is not guaranteed and will only be distributed upon the achievement of the threshold goals.

(d)
2006 LTIP awards are based on performance for fiscal years 2006 - 2008. The range of awards shown is the minimum and maximum potential payout after the three-year period. All payouts are based on the achievement of LTIP EBITDA goals. The minimum payout is not guaranteed and will only be distributed upon the achievement of the threshold LTIP EBITDA goal.

Federal Income Tax Consequences

        Under present federal income tax laws, awards granted under the Umbrella Program will have the following tax consequences:

Incentive Awards

        A participant will realize taxable income at the time the incentive award is distributed either in cash or shares of stock in an amount equal to the cash distributed or the fair market value of the shares on the date of distribution, and we will be entitled to a corresponding deduction, subject Section 162(m).

        A U.S. income tax deduction will generally be unavailable to us for annual compensation in excess of $1 million paid to any of our five most highly compensated officers. Amounts that constitute performance-based compensation are not counted toward the $1 million limit. Under the Umbrella Program, LTIP Awards may be structured to meet the requirements of performance-based compensation under applicable tax regulations.

Section 409A of the Code

        Awards under the Compensation Programs generally should not be subject to section 409A of the Code. If such an award were subject to those rules, and failed to conform to them, the recipient would have accelerated recognition of taxable income, and might also become liable for interest and tax penalties. Failure to satisfy those rules would not have an adverse tax effect on our company.

Withholding of Taxes

        We may deduct from any payment or distribution of cash or shares under the Umbrella Program the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to us prior to, and as a condition of, making the payment or distribution. Subject to rules and limitations established by the Committee, a participant may elect to satisfy the withholding required, in whole or in part, either by having us withhold shares of our common stock from any payment under the Umbrella Program or by the participant delivering shares of our common stock to us, provided that the number of shares used to satisfy the withholding requirement may not be more than the number required to satisfy the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The portion of the withholding that is satisfied with shares will be determined using the fair market value of our common stock on the date as of which the amount of taxes to be withheld is determined.

        The use of shares of our common stock to satisfy any withholding requirement will be treated, for federal income tax purposes, as a sale of those shares for an amount equal to their fair market value on the date as of which the amount of taxes to be withheld is determined. If a participant delivers previously-owned shares of our common stock to satisfy a withholding requirement, the disposition of those shares would result in the participant's recognition of gain or loss for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE
THE SEARS HOLDINGS CORPORATION UMBRELLA INCENTIVE PROGRAM.

ITEM 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        Item 5 is the ratification of the Audit Committee's appointment of Deloitte & Touche LLP ("Deloitte") as independent public accountants to audit the financial statements of the Company for fiscal year 2006. Representatives of Deloitte will be present at the Annual Meeting. They will be available to respond to your questions and may make a statement if they so desire.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2006.

Prior Auditors of Kmart

        The Merger was accounted for as an acquisition of Sears by Kmart and, consequently, the historical financial statements of Kmart serve as our historical financial statements. BDO Seidman, LLP ("BDO Seidman") had been the independent auditor for Kmart, and Deloitte has been the long-standing independent auditor of Sears. Sears Holdings' Audit Committee and Board of Directors participated in and approved the decision to retain Deloitte as our independent auditor. Deloitte was retained as our independent auditor on March 2, 2005.

        The report of BDO Seidman relating to the Kmart financial statements for the fiscal year ended January 26, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audit of Kmart for the fiscal year ended January 26, 2005, there were no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused them to make reference thereto in their report on the Kmart financial statements for its fiscal year ended January 26, 2005.

Independent Auditor Fees

        The following table shows the fees paid or accrued by the Company and its subsidiaries for the audit and other services provided by Deloitte (including Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (the "Deloitte Group")) for the past fiscal year:

2005
Audit Fees(1)	$5,572,000
Audit-Related Fees(2)	1,458,000
Tax Fees(3)	1,384,000
All Other Fees	0

Total	$8,414,000

(1)
Includes fees for professional services provided in conjunction with the audit of our financial statements, review of our quarterly financial statements, comfort letters and attestation services normally provided in connection with statutory and regulatory filings and engagements.

(2)
Includes fees for assurance and related professional services primarily related to audit of employee benefit plans, consultation on accounting standards or transactions, services related to business acquisitions or divestitures and other attestation services.

(3)
Includes $769,000 for professional services provided related to tax compliance (preparation of international and other returns and consultation on matters related to audit issues), and $615,000 for tax planning (consultation on matters related to tax accounting methods and use of tax credits), and tax advice (consultation on matters related to sales and use taxes).

        The Audit Committee must pre-approve all engagements of our independent auditor as required by its charter and the rules of the SEC. Prior to the beginning of each fiscal year, the Audit Committee will approve an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. In addition, the Audit Committee will evaluate known potential engagements of the independent auditor, including the scope of the proposed work to be performed and the proposed fees, and approve or reject each service. Management may present additional services for approval at subsequent committee meetings. The Audit Committee has delegated to the Audit Committee Chair the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved. If the Chair so approves any such engagements, she will report that approval to the full Committee at the next Committee meeting.

        All of the audit, audit-related and tax services provided by the Deloitte Group were pre-approved in accordance with the Audit Committee's policies and procedures.

Report of the Audit Committee

        The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's system of internal controls, the presentation and disclosure in the Company's financial statements, which will be provided to our stockholders and others, and the overall audit process. All members of the Audit Committee meet the criteria for independence applicable to audit committee members under the NASDAQ Marketplace Rules. The Audit Committee Charter, attached as Appendix A to this Proxy Statement, complies with NASDAQ listing standards.

        Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States ("GAAP"). The independent auditors are responsible for auditing these financial statements and expressing an opinion as to their conformity to GAAP. The Audit Committee's responsibility is to monitor and review these processes, acting in an oversight capacity, and the Audit Committee does not certify the financial statements or guarantee the independent auditor's report. The Audit Committee relies, without independent verification, on the information provided to it including representations made by management and the independent auditors including their audit report.

        The Audit Committee discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. Disclosures were received from the independent auditors regarding their independence as required by Independence Standards Board Statement No. 1 and these disclosures, as well as the independent auditors' independence, were discussed with them. The Audit Committee reviewed and discussed the audited financial statements of Sears Holdings Corporation for the fiscal year ended January 28, 2006 with management and the independent auditors. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements of Sears Holdings Corporation be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended January 28, 2006.

Audit Committee
Ann N. Reese, Chair
Donald J. Carty, Jr.
Steven T. Mnuchin

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent auditor. The policy provides for the pre-approval of particular types of services and provides specific cost limits for each such service on an annual basis. The policy requires pre-approval on a case-by-case basis of all other permitted services. In determining whether to pre-approve services, the Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence. The Audit Committee delegates to its Chair the authority to address any requests for pre-approval of services between Audit Committee meetings, and the Chair reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. Consistent with applicable law, the policy prohibits the Audit Committee from delegating to management the Audit Committee's responsibility to pre-approve permitted services.

OTHER INFORMATION

Other Business That May Come Before the Meeting

        Our management does not intend to bring any other business before the meeting for action and has not been notified of any other business proposed to be brought before the meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their judgment on such business.

2007 Annual Meeting of Stockholders

Procedures for Submitting Stockholder Proposals

        If you want to include a stockholder proposal in the Proxy Statement for our 2007 Annual Meeting, it must be delivered to the Company not later than November 17, 2006. However, if the date of our 2007 Annual Meeting changes by more than 30 days from the date of our 2006 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials for the 2007 Annual Meeting.

        If you want to submit a stockholder proposal for our 2007 Annual Meeting, but you do not require that the proposal be included in the Company's proxy materials, you must notify the Company of such proposal on or prior to the date that is 90 days before the 2007 Annual Meeting. However, if the 2007 Annual Meeting is not held on or within eight days of May 22, 2007, and if we provide you with less than 100 days notice or public disclosure of the 2007 Annual Meeting date, your notice must not be received later than the 10th day following the date on which we give notice or public disclosure of the meeting date.

        All stockholder proposals must be delivered to the Company at the following address: Sears Holdings Corporation, 3333 Beverly Road, Hoffman Estates, Illinois 60179, Attn: Corporate Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors and executive officers and the beneficial holders of more than 10% of our common stock to file reports of ownership and changes in ownership with respect to our common stock with the SEC and to furnish copies of these reports to us. Based on a review of these reports and written representations from our Directors and executive officers that no other reports were required, all Section 16(a) filing requirements were met during fiscal 2005, except that due to an administrative error, a late Form 4 was filed on April 5, 2005 disclosing the number of shares of our common stock received by William K. Phelan, who became our Vice President and Controller effective March 24, 2005, in exchange for his shares of Sears common stock on March 30, 2005 in connection with the Merger.

Solicitation of Proxies

        We will pay the cost to solicit proxies. Directors and officers of the Company and employees of its affiliates may solicit proxies either personally or by telephone, facsimile transmission or through the Internet.

IMPORTANT

        The interest and cooperation of all stockholders in the affairs of Sears Holdings Corporation are considered to be of the greatest importance by your management. Even though you expect to attend the Annual Meeting, it is urgently requested that, whether your share holdings are large or small, you promptly fill in, date, sign and return the enclosed proxy card in the envelope provided or vote by telephone or through the Internet.

APPENDIX A

        March 2005

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF SEARS HOLDINGS CORPORATION

Purpose

        The Audit Committee is appointed by the Board of Directors (the "Board") of Sears Holdings Corporation (the "Company") to assist the Board in overseeing (1) the accounting and financial reporting processes of the Company, the audits of the Company's financial statements and the integrity of the Company's financial statements, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, (4) the effectiveness of the Company's internal control structure, and (5) the compliance by the Company with significant legal and regulatory requirements.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Guiding Principles and Limitation of Committee's Role

        The Audit Committee is dedicated to fostering a proper control structure in the Company, from the environment in which the controls operate to the activities that are performed on a daily basis. The Audit Committee will support management and the Company's internal audit function to assess, develop, implement and monitor controls over critical business processes to promote effective and efficient operations, reliable financial reporting, compliance with laws and regulations and the safeguarding of the Company's assets.

        With regard to financial reporting, the guiding principles to be considered by the Audit Committee in carrying out its responsibilities in reviewing a particular matter shall include consideration of (1) whether the financial statements fairly present the results of operations of the Company in accordance with generally accepted accounting principles; (2) whether the treatment of the matter is consistent with the Company's practices in prior accounting periods; (3) whether the presentation of the matter is reasonably comprehensive under the circumstances; (4) whether the disclosure regarding the matter contains any material misstatement or fails to disclose a matter which reasonably would be considered material to the Company's stakeholders; and (5) whether the presentation varies in a material way from principles of convention or conservatism.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall satisfy the independence requirements of the NASDAQ Stock Market ("NASDAQ") and the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, in each case with respect to audit committees. All members of the Audit Committee shall be able to read and understand fundamental financial statements. In addition, members of the Audit Committee may not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. The name of such audit committee financial expert shall be disclosed in the Company's filings with the Commission.

        The members of the Audit Committee shall be appointed by the Board on the recommendation of the Governance Committee. Audit Committee members may be replaced by the Board.

Meetings

        The Audit Committee shall meet as often as it determines necessary, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions, and shall meet no less frequently than twice per year in executive sessions composed solely of members of the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint, determine funding for, retain, terminate and oversee the outside auditors (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, as required by applicable law and Commission rules. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

  1.
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  2.
  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  3.
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles.

  4.
  Review and discuss quarterly reports from the independent auditors on:

  (a)
  All critical accounting policies and practices to be used.

  (b)
  All alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

  (c)
  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  5.
  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  6.
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

  7.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  8.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  9.
  Ensure that a public announcement of the Company's receipt of an audit opinion that contains a going concern qualification is made promptly.

  10.
  Review and discuss with management and the independent auditor the Company's disclosure controls and procedures.

  11.
  Review significant new, or changes to existing, accounting, financial, external reporting and asset-safeguarding policies and practices.

Oversight of the Company's Relationship with the Independent Auditor

  12.
  Review and evaluate the lead partner of the independent auditor team.

  13.
  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or Public Company Accounting Oversight Board ("PCAOB") review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

  14.
  Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for purposes of taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

  15.
  Ensure the rotation of the audit partners if and as required by law, and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

  16.
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

  17.
  Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company's audit team.

  18.
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

  19.
  Approve the appointment and replacement of the senior internal auditing executive.

  20.
  Review the significant reports to management prepared by the internal auditing department and management's responses.

  21.
  Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Effectiveness of Internal Controls

  22.
  Review and discuss with management, the senior internal auditing executive and the independent auditor management's plan for establishing and maintaining internal controls, the framework used to evaluate its control structure and management's subsequent assessment of the effectiveness of the internal controls.

  23.
  Review and discuss with management, the senior internal auditing executive and the independent auditor disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  24.
  Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company's internal controls, any special steps adopted in light of material or significant control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

  25.
  Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company's internal controls report and the independent auditor's attestation of the report prior to the filing of the Company's Form 10-K.

Compliance Oversight Responsibilities

  26.
  Obtain from the independent auditor assurance that Section 10A (b) of the Exchange Act has not been implicated.

  27.
  Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

  28.
  To the extent required by NASDAQ rules, approve all related party transactions.

  29.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  30.
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

  31.
  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

APPENDIX B
SEARS HOLDINGS CORPORATION

2006 ASSOCIATE STOCK PURCHASE PLAN

(Effective August 1, 2006)

SECTION 1
GENERAL

        1.1.    Purpose.    The Sears Holdings Corporation 2006 Associate Stock Purchase Plan (the "Plan") has been established by Sears Holdings Corporation (the "Company") to provide eligible employees of the Company and the Related Companies that have adopted the Plan (each of which is referred to herein as an "Employer" and is listed on Appendix A hereto, as such Appendix may be supplemented from time to time) with an opportunity to acquire a proprietary interest in the Company through the purchase of common shares of the Company ("Stock"). The Plan is intended to qualify as an employee stock purchase plan under section 423 of the Code, and the provisions of the Plan are to be construed in a manner consistent with the requirements of that section.

        1.2.    Defined Terms.    Capitalized terms in the Plan will be defined as set forth in Section 6 or elsewhere in the Plan.

SECTION 2
METHOD OF PURCHASE

        2.1.    Eligibility.    Plan participation will be available to (and will be limited to) each employee of an Employer beginning on the first day of the third month following such employee's date of hire by his or her Employer, except that the following persons will not be eligible to participate in the Plan:

  (a)
  An employee whose customary employment is 20 hours or less per week.

  (b)
  An employee whose customary employment is for not more than five months in any calendar year.

  (c)
  An employee who owns, or who would own upon the exercise of any rights extended under the Plan and the exercise of any other option held by the employee (whether qualified or non-qualified), shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Related Company. For purposes of this section 2.1(c), the rules of section 424(d) of the Code will apply in determining the stock ownership of an employee.

        For purposes of the Plan, the term "employee" will not include any individual for any period during which such individual's services are performed pursuant to the terms of a contract, either with such individual himself or herself or with a leasing organization or agency, that purports to treat the individual as either an independent contractor or an employee of such agency or leasing organization.

        Notwithstanding the foregoing provisions of this section 2.1, an individual may participate in the Plan for any Subscription Period (as defined in section 2.2) only if he or she is employed by an Employer on the first day of that period.

        2.2.    Participation Election.    A "Subscription Period" for the accumulation of funds necessary for payment of the Purchase Price (as defined in section 2.3) of Stock under the Plan will consist initially of a two month subscription period commencing on the Effective Date and thereafter a three month period, beginning on each January 1, April 1, July 1, and October 1 commencing on or after the Effective Date and prior to the termination of the Plan. For any Subscription Period, an eligible employee will become a Plan "Participant" by filing a payroll deduction authorization (an "Authorization") with respect to Compensation otherwise payable to the Participant during such Subscription Period. The Authorization will be filed with the Company or a designated agent at the time and in the manner specified by the Committee. Such payroll deductions will be any full percentage of the Compensation of the Participant up to but not more than 20% of his or her Compensation. Such Authorization shall remain in effect until modified by the Participant or the Participant's participation in the Plan terminates in accordance with section 2.4. After the beginning of the Subscription Period, and except as otherwise provided in section 2.4, a Participant may not change the rate of his or her payroll deductions for that Subscription Period. A Participant may change the amount of his or her payroll deduction effective as of the first day of any Subscription Period by filing a new Authorization with the

Company or a designated agent at the time and in the manner specified by the Committee. Subject to compliance with the applicable rules adopted by the Committee, any Authorization will be effective on the first day of the Subscription Period following the day the Company or its designated agent receives such Authorization.

        Subject to the limitations of section 2.3, each eligible employee who has elected to become a Participant in accordance with the foregoing provisions of this section 2.2 will be deemed to have been granted an option on the first day of each Subscription Period to purchase (at the applicable Purchase Price) on the Exercise Date (as defined in section 2.3) shares of Stock in accordance with section 2.3. Exercise of the option will occur as provided in section 2.3, except as provided in section 2.4. The option will expire on the last day of the Subscription Period.

        The Committee may at any time amend, suspend, or terminate any participation procedures established pursuant to this section 2.2 without prior notice to any Participant or eligible employee.

        2.3.    Purchase of Stock.    On the last day of each Subscription Period (the "Exercise Date"), a Participant will be deemed to have exercised his or her option to purchase that number of shares of Stock equal to the quotient of (i) the cash balance in the Participant's Account (as defined in section 3.4) as of the Exercise Date and (ii) the Purchase Price.

        The "Purchase Price" per share will be equal to 95% of the Fair Market Value of a share of Stock on the Exercise Date. If such amount results in a fraction of one tenth of one cent, the Purchase Price will be increased to the next higher tenth of one cent. In no event will the Purchase Price be less than the par value of the Stock.

        No employee will have the right to purchase more than $25,000 in value of Stock under the Plan (and any other employee stock purchase plan described in Code section 423 and maintained by the Company or any Related Company) in any calendar year, such value being based on the Fair Market Value of a share of Stock as of the date on which the option to purchase the Stock is granted, as determined in accordance with section 2.2 of the Plan. This section 2.3 will be interpreted in accordance with section 423(b)(8) of the Code.

        Notwithstanding anything contained herein to the contrary, the number of shares of Stock which may be purchased by any Participant during any Subscription Period will not exceed 1,000, subject to adjustment as provided in section 3.3.

        2.4.    Termination of Participation.    A Participant may, at any time and for any reason, voluntarily terminate participation in the Plan by notification of withdrawal from the Plan in the manner specified by the Committee, provided such notification is received by the Company or its designated agent at least 15 business days (or such other period as designated by the Committee) prior to the Exercise Date of any Subscription Period. If a Participant's employment with the Employers terminates for any reason or a Participant ceases to be an eligible employee, such Participant's participation in the Plan will immediately terminate.

        If a Participant who is an eligible employee voluntarily terminates his or her participation in the Plan, (i) no further payroll deductions will be made from his or her Compensation, (ii) the cash balance of the Participant's Account will be used to purchase shares of Stock for the Subscription Period (at the time specified in, and in accordance with, section 2.3), and (iii) the number of shares of Stock purchased under the Plan will continue to be held on behalf of the Participant in his or her Account.

        If a Participant's employment with the Employers terminates or a Participant ceases to be an eligible employee so that the Participant's participation in the Plan is automatically terminated as provided in this section 2.4, (i) no further payroll deductions will be made from his or her Compensation, (ii) the cash balance of the Participant's Account will be paid to him or her without interest, (iii) the number of full shares of Stock purchased under the Plan and held for his or her benefit will be credited to a book entry account in the Participant's name maintained by the Company's transfer agent, or, if the Participant so elects, in the time and manner specified by the Committee, to a brokerage account designated by the Participant, and (iv) the cash equivalent for any fractional share so held will be paid to such Participant. Such cash equivalent will be determined by multiplying the fractional share by the Fair Market Value of a share of Stock on the day immediately preceding such suspension or termination. Notwithstanding the preceding sentence, in lieu of having the shares of Stock issued to a book entry or brokerage account, such Participant may direct the Company or its designated agent to continue to maintain his or her Account with the same entity that acts as the Company's designated agent under the Plan, subject to any conditions imposed by such entity.

SECTION 3
OPERATION AND ADMINISTRATION

        3.1.    Effective Date.    Subject to the approval of the shareholders of the Company within 12 months before or after the date of its adoption by the Board, the Plan will be effective on the Effective Date; provided, however, that to the extent that rights are granted under the Plan prior to its approval by the shareholders of the Company, they will be contingent on approval of the Plan by the shareholders of the Company.

        3.2.    Shares Subject to Plan.    Shares of Stock to be purchased under the Plan will be subject to the following:

  (a)
  The shares of Stock which may be purchased under the Plan will be shares purchased in the open market (on an exchange or in negotiated transactions) or, if the Company's Chief Financial Officer, in his or her discretion, deems it necessary or advisable, shares sold hereunder may be previously acquired treasury shares, authorized and unissued shares, or any combination of shares purchased in the open market or in negotiated transactions, previously acquired treasury shares or authorized and unissued shares.

  (b)
  Subject to the provisions of section 3.3, the number of shares of Stock which may be purchased under the Plan will not exceed 5,000,000 shares in the aggregate.

  (c)
  If, on an Exercise Date, Participants in the aggregate have outstanding Options to purchase more shares of Stock than are then available for purchase under the Plan, each Participant will be eligible to purchase a reduced number of shares of Stock on a pro rata basis and any excess payroll deductions will be returned to Participants, without interest, all as provided by uniform and nondiscriminatory rules adopted by the Committee.

        3.3.    Adjustments to Shares.    If the Company will effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then, subject to the requirements of Code section 423, the Committee will adjust the number of shares of Stock available under the Plan and the maximum number of shares that may be purchased by a Participant during any Subscription Period to reflect appropriately such action by the Company.

        3.4.    Plan Accounts.    The Committee will cause a separate bookkeeping account (an "Account") to be maintained for each Participant, which Account will reflect the accumulated payroll deductions made on behalf of the Participant from time to time, reduced for any distributions from such Account pursuant to the provisions of the Plan. No interest will accrue at any time for any amount credited to an Account of a Participant. In the event a Participant elects to sell any of the shares of Stock held in his or her Account, the Participant's Account will be subject to all transaction fees associated with such disposition.

        The Stock purchased by each Participant pursuant to the provisions of the Plan will be credited to such Participant's Account as soon as practicable after, and effective as of the close of business on, the last day of each Subscription Period. Dividends earned on any shares of Stock held in an Account will be automatically reinvested in shares of Stock of the Company and credited to the Participant's Account.

        After the close of each Subscription Period, information will be made available to each Participant regarding the activity in such Participant's Account for such Subscription Period, including the number of shares of Stock purchased and the applicable Purchase Price. In the event that the maximum number of shares of Stock are purchased by a Participant for a Subscription Period and cash remains credited to the Participant's Account, such cash will be paid to the Participant without interest.

        3.5.    Limit on Distribution.    Distribution of shares of Stock or other amounts under the Plan will be subject to the following:

  (a)
  Notwithstanding any other provision of the Plan, the Company will have no liability to issue any shares of Stock under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

  (b)
  In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may, at any time, add such conditions and limitations with respect to such Participant as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

        3.6.    Withholding.    All amounts withheld pursuant to the Plan, shares of Stock issued hereunder and any payments pursuant to the Plan are subject to withholding of all applicable taxes and the Employers will have the right to withhold from any payment or distribution of shares or to collect as a condition of any payment or distribution under the Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, a Participant may elect to have any distribution of shares otherwise required to be made pursuant to the Plan withheld, or may surrender to the Employers shares of Stock already owned by the Participant, to fulfill any tax withholding obligation; provided, however, in no event will the Fair Market Value of the number of shares so withheld (or accepted) (as of the date immediately preceding the date withheld or accepted) exceed the amount necessary to meet the minimum Federal, state and local marginal tax rates then in effect that are applicable to the Participant and to the particular transaction.

        3.7.    Transferability.    Except as otherwise permitted under Code section 424 and Rule 16b-3, a Participant's Account, the amount of any payroll deductions made with respect to a Participant's Compensation and any Participant's rights to purchase shares of Stock under the Plan may not be pledged, hypothecated, assigned or transferred other than by will and the laws of descent and distribution. During the lifetime of a Participant, the rights provided to the Participant under the Plan may be exercised only by him or her.

        3.8.    Limitation of Implied Rights.

  (a)
  Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Employers whatsoever, including, without limitation, any specific funds, assets, or other property which the Employers, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the shares of Stock and amounts, if any, payable under the Plan, unsecured by any assets of the Employers. Nothing contained in the Plan will constitute a guarantee by any of the Employers that the assets of the Employers will be sufficient to pay any benefits to any person.

  (b)
  The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of an Employer or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no right to purchase shares under the Plan will confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he or she fulfills all service requirements and other conditions for receipt of such rights.

        3.9.    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        3.10.    Action by Employers.    Any action required or permitted to be taken by any Employer will be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by the provisions of Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules) by a duly authorized officer of the Employer.

        3.11.    Gender and Number.    Where the context admits, words in any gender will include any other gender, words in the singular will include the plural and the plural will include the singular.

SECTION 4
COMMITTEE

        4.1.    Administration.    The authority to control and manage the operation and administration of the Plan will be vested in the Compensation Committee of the Board or a subcomittee of the Compensation Committee (the "Committee") in accordance with this section 4. The Committee will consist of such number and type of members as may be required for compliance with Rule 16b-3.

        4.2.    Powers of Committee.    The authority to manage and control the operation and administration of the Plan will be vested in the Committee, including, without limitation, the power and authority to:

  (a)
  establish the terms, conditions, restrictions, and other provisions applicable to the right to purchase shares of Stock under the Plan; and

  (b)
  interpret the Plan, establish, amend, and rescind any rules and regulations relating to the Plan, determine the terms and provisions of any agreements made pursuant to the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan.

        Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

        4.3.    Delegation by Committee.    Except to the extent prohibited by the provisions of Rule 16b-3, applicable law, the applicable rules of any stock exchange, or any other applicable rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members, and may delegate all or any part of its responsibilities and powers to any person or persons selected by it or appoint such agents as the Committee will deem appropriate. Any such allocation or delegation may be revoked by the Committee at any time.

        4.4.    Information to be Furnished to Committee.    The Employers and Related Companies will furnish the Committee and its designees with such data and information as may be required for them to discharge their duties with respect to the Plan. The records of the Employers and Related Companies as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

        4.5.    Liability and Indemnification of Committee.    No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his or her own fraud or willful misconduct; nor will the Employers be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Employers. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by the Employers, to the fullest extent permitted by law, against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5
AMENDMENT AND TERMINATION

        The Board or the Committee may, at any time, amend the Plan, provided that, subject to section 3.3 (relating to certain adjustments to shares), no amendment may adversely affect the rights of any Participant or beneficiary with respect to shares that have been purchased prior to the date such amendment is adopted by the Committee. No amendment of the Plan may be made without approval of the Company's shareholders to the extent that such approval is required to maintain compliance with the requirements of Code section 423.

        Without any action being required, the Plan will automatically terminate on the date that the maximum number of shares of Stock (as provided in section 3.2) to be sold under the Plan have been purchased. The Company, by action of the Board or the Committee, may at any time terminate the Plan prior to the purchase of the maximum number of shares under the Plan, in which case notice of such termination will be given to all Participants, but any failure to give such notice will not impair the effectiveness of the termination. Such termination will not adversely affect the rights of any Participant or beneficiary with respect to shares of Stock that have been purchased on or prior to the date of such termination.

        In the event of Plan termination pursuant to this section 5, (i) the cash balance of the Participant's Account will be paid to him or her without interest, (ii) the number of full shares of Stock purchased under the Plan and held for his or her benefit will be credited to a book entry account in the Participant's name maintained by the Company's transfer agent, or, if the Participant so elects, in the time and manner specified by the Committee, to a brokerage account designated by the Participant, and (iii) the cash equivalent for any fractional share so held will be paid to such Participant.

SECTION 6
DEFINED TERMS

        For purposes of the Plan, the terms listed below will be defined as follows:

  (a)
  Board.    The term "Board" will mean the Board of Directors of the Company.

  (b)
  Code.    The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code will include reference to any successor provision of the Code.

  (c)
  Compensation.    The term "Compensation" means total cash compensation paid by the Employers (before withholding and deductions) for the applicable Subscription Period.

  (d)
  Dollars.    As used in the Plan, the term "dollars" or numbers preceded by the symbol "$" will mean amounts in United States Dollars.

  (e)
  Effective Date.    The "Effective Date" will be August 1, 2006.

  (f)
  Fair Market Value.    The "Fair Market Value" of a share of Stock of the Company as of any date will mean:

  (I)
  If the principal market for the Stock is a national securities exchange or the NASDAQ stock market, then the "Fair Market Value" as of that date will be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.

  (II)
  If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the NASDAQ Stock Market, then the "Fair Market Value" as of that date will be the mean between the highest bid and lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

      If the day is not a business day, and as a result, paragraphs (i) and (ii) above are inapplicable, the Fair Market Value of the Stock will be determined as of the next earlier business day.

  (g)
  Participant.    The term "Participant" means any employee of the Company who is eligible and elects to participate pursuant to the provisions of Section 2.

  (h)
  Related Companies.    The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f) with respect to the Company.

  (i)
  Rule 16b-3.    The term "Rule 16b-3" means Rule 16b-3 as promulgated under the Securities and Exchange Act of 1934, as amended.

APPENDIX A

EMPLOYERS

1)
Sears Holdings Corporation

2)
Sears Holdings Management Corporation

3)
Sears, Roebuck and Co. and all of its direct and indirect wholly-owned domestic subsidiaries

4)
Sears Roebuck de Puerto Rico, Inc.

5)
Kmart Holding Corporation and all of its direct and indirect wholly-owned domestic subsidiaries

6)
Kmart Management Corporation and all of its direct and indirect wholly-owned domestic subsidiaries

7)
S.F.P.R. Inc.

8)
Kmart Corporation and all of its direct and indirect wholly-owned domestic subsidiaries

9)
Lands' End, Inc. and all of its direct and indirect wholly-owned domestic subsidiaries

B-A-1

APPENDIX C
SEARS HOLDINGS CORPORATION 2006
STOCK PLAN, AS AMENDED

SECTION 1
GENERAL

        1.1.    Purpose.    The Sears Holdings Corporation 2006 Stock Plan (the "Plan") has been established by Sears Holdings Corporation (the "Company") to (i) attract and retain those key employees of the Company and its Subsidiaries determined by the Committee to be eligible to participate in the Plan; and (ii) identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common shares; and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

        1.2.    Participation.    Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

        1.3.    Operation, Administration, and Definitions.    The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 5 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 6).

SECTION 2
AWARDS

        2.1.    Definition.    An "Award" is a grant of shares of Stock or a right to receive one or more shares of Stock as described below, as determined by the Committee:

  (a)
  A "Restricted Stock" Award is a grant of shares of Stock, which grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, as determined by the Committee.

  (b)
  An "LTIP Award" is a grant of shares of Stock in settlement of an award made to the Participant under the Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program, the Sears Holdings Corporation 2005 Vice President Long-Term Incentive Program, or any other incentive plan maintained by the Company or any of its Subsidiaries.

        2.2.    Restrictions on Awards.    If the right to become vested in a Restricted Stock Award is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, then the Restricted Stock Award shall vest as specified by the Committee at the time of the grant of the Restricted Stock Award, provided that the Participant continues to be employed by the Company or its Subsidiaries on the vesting date. Notwithstanding the foregoing, Restricted Stock Awards shall be subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant's death, disability, retirement or involuntary termination.

SECTION 3
OPERATION AND ADMINISTRATION

        3.1.    Effective Date.    Subject to the approval of the stockholders of the Company, the Plan shall be effective as of November 8, 2005 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by the stockholders, the Awards shall be contingent on approval of the Plan by the stockholders. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

        3.2.    The Committee.    The Plan is administered by the Compensation Committee of the Board (the "Committee"), as further described at Section 4. Any determinations by the Committee regarding this Plan are binding on all Participants. The Committee may make additional changes that it deems appropriate for the effective administration of the Plan.

        3.3.    Stock and Other Amounts Subject to Plan.    The Stock for which Awards may be granted under the Plan shall be subject to the following:

  (a)
  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held, or to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

  (b)
  Subject to the following provisions of this subsection 3.3, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 1,000,000 shares of Stock.

  (c)
  Only shares of Stock, if any, actually delivered to the Participant or beneficiary on an unrestricted basis with respect to an Award shall be treated as delivered for purposes of the determination under paragraph (b) above, regardless of whether the Award is denominated in Stock or cash. Consistent with the foregoing, to the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered on an unrestricted basis (including, without limitation, by reason of the Award being settled in cash or used to satisfy the applicable tax withholding obligation), such shares of Stock shall not be deemed to have been delivered for purposes of the determination under paragraph (b) above.

  (d)
  Subject to paragraph 3.3(e), the following additional maximums are imposed under the Plan:

  (i)
  The maximum number of shares of Stock that may be issued under the Plan to any Participant in conjunction with Restricted Stock Awards shall be 100,000 shares of Stock;

  (ii)
  For LTIP Awards, the maximum number of shares of Stock that may be issued under the Plan to any Participant is 100,000 (or such other limit as is established under the Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program, the Sears Holdings Corporation 2005 Vice President Long-Term Incentive Program, or any other incentive plan maintained by the Company or any of its Subsidiaries).

  (e)
  In the event of a corporate transaction involving the Company (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of securities which may be delivered under the Plan; (ii) adjustment of the number and kind of securities subject to outstanding Awards; and (iii) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (A) replacement of Awards with other awards which the Committee determines have comparable value and which are based on cash or stock, debentures of other securities of a company resulting from the transaction, and (B) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment).

        3.4.    General Restrictions.    Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the United States Securities Act of 1933, as amended), and the applicable requirements of any securities exchange or similar entity or other regulatory authority with respect to the issue of shares of Stock and securities by the Company.

        3.5.    Tax Withholding.    All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares of Stock or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee and subject to applicable law, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) with the Committee's consent, through the surrender of shares of Stock which the Participant already owns (provided, however, that to the extent shares of Stock described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this clause (ii) shall be limited to shares of Stock held by the Participant for not less than six months prior to the payment date); or

(iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that such shares of Stock under this clause (iii) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

        3.6.    Grant and Use of Awards.    In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of Awards granted or outstanding under the Plan, or awards under any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

        3.7.    Dividends and Dividend Equivalents.    An Award may provide the Participant with the right to receive dividend or dividend equivalent payments with respect to Stock subject to the Award (upon the date that the Stock subject to the Award is earned and vested), which payments shall be settled in cash. Any such settlements will be subject to the Company's by-laws and articles of incorporation as well as applicable law and further may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents. Any crediting of dividends or dividend equivalents or reinvestment in Stock shall be subject to such further conditions as the Committee determines are necessary to comply with the requirements of Code section 409A.

        3.8.    Settlement of Awards.    The obligation to make payments and distributions with respect to Awards shall be satisfied through the delivery of Stock immediately upon the date such Award vests. Satisfaction of any such obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

        3.9.    Transferability.    Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

        3.10.    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

        3.11.    Agreement With Company.    An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to as an "Award Agreement" regardless of whether any Participant signature is required.

        3.12.    Action by Company or Subsidiary.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

        3.13.    Gender and Number.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        3.14.    Limitation of Implied Rights.

  (a)
  Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

  (b)
  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or applicable Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

  (c)
  All shares of Stock issued under any Award or otherwise are to be held subject to the provisions of the Company's certificate of incorporation and by-laws, and each Participant is deemed to agree to be bound by the terms of the Company's certificate of incorporation and by-laws as they stand at the time of issue of any shares of Stock under the Plan.

        3.15.    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

SECTION 4
COMMITTEE

        4.1.    Administration.    The authority to control and manage the operation and administration of the Plan shall be vested in the Compensation Committee of the Board of Directors of the Company (the "Committee") in accordance with this Section 4.

        4.2.    Powers of Committee.    The Committee's administration of the Plan shall be subject to the following:

  (a)
  Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 5) to cancel or suspend Awards.

  (b)
  To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

  (c)
  The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

  (d)
  Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

  (e)
  In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to applicable corporate law.

        4.3.    Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of any securities exchange or market on which the Stock is then listed or admitted to trading, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        4.4.    Information to be Furnished to Committee.    The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan, subject to any applicable privacy laws.

SECTION 5
AMENDMENT AND TERMINATION

        Subject to the following two sentences, the Committee may, at any time, amend or terminate the Plan, and may amend any Award Agreement. No amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under any Award granted under the Plan prior to the date such amendment is adopted by the Committee, provided that (i) adjustments pursuant to paragraph 3.3(e) shall not be subject to the foregoing limitations of this Section 5, and (ii) the Plan and any Award thereunder may be amended without Participant consent to the extent that the Committee determines such amendment necessary to cause the Plan or Award to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity. No amendment shall be made (i) that would cause the Plan not to comply with the requirements of Code Section 409A, or (ii) without shareholder consent if such amendment would, in the absence of shareholder consent, violate any other applicable law or rule of any applicable securities exchange or similar entity.

SECTION 6
DEFINED TERMS

        In addition to the other definitions contained herein, the following definitions shall apply:

  (a)
  Award.    The term "Award" means any award or benefit granted under the Plan, including, without limitation, the grant of Restricted Stock Awards and LTIP Awards.

  (b)
  Board.    The term "Board" means the Board of Directors of the Company.

  (c)
  Code.    The term "Code" means the United States Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

  (d)
  Eligible Individual.    For purposes of the Plan, the term "Eligible Individual" means any key employee of the Company or a Subsidiary, as determined and designated by the Committee. An Award may be granted to an employee or other individual providing services, in connection with hiring, retention or otherwise, prior to the date the employee or service provider first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee or service provider first performs such services.

  (e)
  Stock.    The term "Stock" means common shares of the Company.

  (f)
  Subsidiaries.    For purposes of the Plan, the term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Section 424(f) of the Code) with respect to the Company.

APPENDIX D
SEARS HOLDINGS CORPORATION
UMBRELLA INCENTIVE PROGRAM (UIP)

SECTION 1
GENERAL

        1.1.    Purpose.    The Sears Holdings Corporation Umbrella Incentive Program (the "UIP") is a performance-based program. The UIP is designed to motivate the salaried employees of Sears Holdings Corporation (the "Company"), Sears Holdings Management Corporation, Sears, Roebuck and Co., Kmart Holding Corporation, and their Subsidiaries, to achieve significant, lasting change that successfully positions the Company for future growth. Performance goals under the UIP align Participants' financial incentives with the financial goals of the Company. Awards under the UIP are designed to vary commensurately with achieved performance. Both Awards structured to satisfy the requirements for "performance-based compensation" outlined in regulations issued under Section 162(m) of the Internal Revenue Code ("Code Section 162(m)") and Awards not so structured may be issued hereunder.

        The Committee may make an Award to an Eligible Employee under the UIP, or from time to time may establish under the UIP annual and long term incentive plans for specific performance periods for specified groups of Eligible Employees, and make Awards under such plans, consistent with the terms of the UIP. References throughout this document to Awards under the UIP shall also refer to Awards under any annual or long-term incentive plan established pursuant to the UIP. All Awards hereunder, including awards under any annual or long-term incentive plan established pursuant hereto, that are intended to constitute "performance-based compensation" within the meaning of Code Section 162(m) and the regulations thereunder are contingent on shareholder approval of the UIP, as provided in subsection 3.1. The Company previously established the Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program, the Sears Holdings Corporation 2005 Vice President Long-Term Incentive Program, the Sears Holdings Corporation 2005 Senior Executive Annual Incentive Plan, the Sears Holdings Corporation 2005 Salaried Employee Annual Incentive Plan, the Sears Holdings Corporation 2006 Long-Term Incentive Program and the Sears Holdings Corporation 2006 Annual Incentive Plan, each of which shall be treated as established under the UIP and shall be a part thereof.

        1.2.    Operation, Administration, and Definitions.    The operation and administration of the UIP, including the Awards made under the UIP, shall be subject to the provisions of Section 6 (relating to operation and administration). Capitalized terms in the UIP shall be defined as set forth in the UIP (including the definitional provisions of Section 9).

SECTION 2
PARTICIPATION

        2.1.    Eligible Employee.    The term "Eligible Employee" means those salaried employees of the Company or a Subsidiary who are designated as Eligible Employees by the "Committee" (as such term is defined in subsection 6.2 and further described in Section 7). Subject to the terms and conditions of the UIP, the Committee shall determine and designate, from time to time, from among the Eligible Employees, those persons who shall be granted one or more Awards under the UIP, and thereby become "Participants" in the UIP.

        2.2.    New Hires.    The Committee may designate as Participants those salaried employees whom the Committee determines have been newly hired or promoted into the group of Eligible Employees, provided that the terms and conditions of Awards to such individuals shall be subject to such adjustments as the Committee deems necessary or desirable to qualify such Awards as performance-based compensation for purposes of Code Section 162(m), if such Awards are intended to meet the requirements of Code Section 162(m).

SECTION 3
CASH INCENTIVE AWARDS/STOCK AWARDS

        3.1   A "Cash Incentive Award" is the grant of a right to receive a payment of cash (or in the discretion of the Committee, Stock having Fair Market Value, as of the date of payment, equivalent to the cash otherwise payable) that is contingent on the achievement of performance goals for the applicable performance period, as established by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies as determined by the Committee. Except as otherwise provided in this Section 3, Cash Incentive Awards are intended to be "performance-based compensation" as that term is used in regulations issued under Code Section 162(m), and shall comply with the requirements of this Section 3 to the extent such compliance is determined by the Committee to be required for the Cash Incentive Awards to be treated as performance-based compensation. With respect to Cash Incentive Awards that are intended to constitute "performance-based compensation" within the meaning of Code Section 162(m) and the regulations thereunder, any such Award shall be contingent on shareholder approval of the UIP in accordance with Code Section 162(m) and the regulations promulgated thereunder, and no amount shall be paid under any such Award, unless and until shareholder approval of the UIP has been obtained in accordance with Code Section 162(m) and the regulations thereunder.

        3.2    Maximum Award.    For Cash Incentive Awards that are intended to be performance-based compensation under Code Section 162(m) and the regulations issued thereunder, no more than $5,000,000 may be paid to any one individual pursuant to such Awards granted for any performance period of one year (provided that if a performance period is less than one year, the limit shall be subject to a corresponding pro rata reduction), and no more than $15,000,000 may be paid to any one individual pursuant to such Awards granted for any performance period of three years (provided that if a performance period is less than three years, the limit shall be subject to a corresponding pro rata reduction). Cash Incentive Awards that are not intended to be performance-based compensation under Code Section 162(m) and the regulations thereunder are not subject to the foregoing limits. The Committee may establish overlapping performance periods; provided that, to the extent that the performance periods applicable to any individual overlap, the limit (and the pro rata reduction required under the preceding sentence) with respect to the second performance period shall be based on the portion of the period that does not overlap with the prior period.

        3.3    Performance Goals.    The performance goals established for the performance period established by the Committee with respect to Awards intended to constitute performance-based compensation under Code Section 162(m) and the regulations thereunder shall be objective (as that term is described in regulations under Code Section 162(m)), and shall be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance goals is substantially uncertain. The performance goals established by the Committee may be with respect to corporate performance, operating group or sub-group performance, individual company performance, other group or individual performance, or division performance, and shall be based on one or more of the Performance Measures described in subection 3.6, below.

        3.4    Attainment of Performance Goals.    A Participant otherwise entitled to receive a Cash Incentive Award intended to meet the requirements of performance-based compensation under Code Section 162(m) and the regulations thereunder for any performance period shall not receive a settlement of the Award until the Committee has determined that the applicable performance goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection, such exercise of discretion may not result in an increase in the amount of the payment.

        3.5    Partial Achievement.    The terms of an Award may provide that partial achievement of the performance goals may result in a payment or vesting based upon the degree of achievement.

        3.6    Performance Measures.

          (a)    Generally.    Performance measures may be based on any one or more of the following: share price, market share, cash flow, revenue, revenue growth, earnings per share, operating earnings per share, operating earnings, earnings before interest, taxes, depreciation and amortization, return on equity, return on assets, return on investment, net income, net income per share, economic value added, market value added, store sales growth, customer satisfaction performance goals measured by independent customer satisfaction surveys and employee opinion survey results measured by an independent firm, and strategic business objectives, consisting of one or more objectives based on meeting specific cost or profit targets or margins, business expansion goals and goals relating to acquisitions or divestitures. Each goal may be expressed on an absolute and/or relative basis, may be based on the Company as a whole or of any one or more business units of the Company, or its Subsidaries, and may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or of any one or more business units of the Company or its Subsidiaries, and/or the past or current performance of other companies, or an index.

          (b)    Extraordinary Items.    In establishing any performance goals, the Committee may, no later than the date such performance goals are established in accordance with subsection 3.3, provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management Discussion and Analysis of Financial Condition and Results of Operations accompanying such financial statements: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) extraordinary, unusual, and/or nonrecurring items of gain or loss; (iv) gains or losses on acquisitions or divestitures or store closings; (v) noncapital, purchase accounting items; (vi) changes in tax or accounting principles, regulations or laws; (vii) mergers or acquisitions; (viii) integration costs disclosed as merger related; (ix) accruals for reorganization or restructuring programs; (x) bankruptcy-related matters of the predecessor company, and (xi) foreign exchange gains and losses. To the extent the exclusion of any item affects Awards intended to constitute performance-based compensation under Code Section 162(m), such exclusion shall be specified in a manner that satisfies the requirements of Code Section 162(m), including without limitation the requirement that performance goals be objectively determinable.

        3.7    Non-Performance-Based Compensation.    Nothing in this Section 3 shall preclude the Committee, the Company, or any Subsidiary from granting Cash Incentive Awards that are not intended to be performance-based compensation under Code Section 162(m); provided, however, that, at the time of grant of Cash Incentive Awards by the Committee, the Committee shall designate whether such amounts are intended to constitute performance-based compensation within the meaning of Code Section 162(m) and the regulations thereunder. To the extent that the provisions of this Section 3 reflect the requirements applicable to performance-based compensation under Code Section 162(m) and the regulations thereunder, such provisions shall not apply to any Award which is not intended to satisfy such performance-based compensation requirements.

SECTION 4
DISTRIBUTION

        4.1.    General.    Subject to Sections 5 and 6, the shares of Stock or the cash that result from an Award shall be distributed, in a single lump sum, as soon as practicable after the first Committee meeting after the results for a performance period are available to the Committee (or in the case of Awards not intended to satisfy the requirements of Code Section 162(m) such time as specified by the Committee in the Award). Notwithstanding anything herein to the contrary, as to Awards intended to meet the requirements of performance-based compensation under Code Section 162(m) and the regulations thereunder, no distribution shall be made hereunder until after the Committee has certified the attainment of the performance goals and the amount to be paid to each Participant. The date as of which payment is made in accordance with this subsection 4.1 is referred to herein as the "payment date."

        4.2.    Termination and Other Provisions.    All distributions are subject to the provisions of Sections 5 and 6, below.

SECTION 5
TERMINATION

        5.1.  The effect of death, disability, or termination of employment on a Participant's right to receive a Cash Incentive Award (whether payable in cash or Stock) shall be determined by the Committee under the terms of the Award (or the terms of the annual or long term incentive plan under which the Award is granted) and may depend both on the reason for the termination, if applicable, and the point in the performance period at which the event occurs, subject to the requirements of Code Section 162(m) and the regulations thereunder in the case of Awards intended to constitute performance-based compensation under that Code Section.

SECTION 6
OPERATION AND ADMINISTRATION

        6.1.    Source of Awards.    In the case of Awards under the UIP that are settled in shares of Stock, such shares shall be distributed under a stock plan adopted by the Company and approved by the shareholders thereof that provides for the issuance of Stock in satisfaction of Awards hereunder (which in no event shall be an employee stock purchase plan). In the event of any conflict between this document and such stock plan, the provisions of the stock plan shall govern.

        6.2.    Committee.    The UIP is administered by the Compensation Committee of the Board (the "Committee"), as further described at Section 7. Any determinations by the Committee regarding the UIP are binding on all Participants. The Committee may make changes that it deems appropriate for the effective administration of the UIP. Subject to subsection 6.3, these changes may not increase the benefits to which Participants may become entitled under an Award, nor change the pre-established measures in goals that have been approved with respect to any Award that is intended to constitute performance-based compensation under Code Section 162(m).

        6.3.    Negative Discretion.    Notwithstanding anything in the UIP to the contrary, prior to the settlement of any Cash Incentive Award, the Committee may reduce the amount of such Award, or the number of shares of Stock or amount of cash to be delivered in connection with such Award.

        6.4.    General Restrictions.    Notwithstanding any other provision of the UIP, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the UIP unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended), and the applicable requirements of any securities exchange or similar entity.

        6.5.    Tax Withholding.    All distributions under an Award are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under an Award on satisfaction of the applicable withholding obligations. To the extent permitted by the Committee, such withholding obligations may be satisfied (i) through cash payment by the Participant, (ii) through the surrender of shares of Stock which the Participant already owns (provided, however, that to the extent shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this clause (ii) shall be limited to shares held by the Participant for not less than six months prior to the payment date (or such other period of time as the Company's accountants may require), or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the UIP; provided, however, that such shares under this clause (iii) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

        6.6.    Settlement of Awards.    The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, or a combination thereof, subject, in the case of settlement in shares, to the terms of the stock plan under which the Stock is issued. Satisfaction of any such obligations under an Award, which is sometimes referred to as the "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. Each Subsidiary shall be liable for payment of cash due under the UIP with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

        6.7.    Transferability.    Except as otherwise provided by the Committee, Awards under the UIP are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

        6.8.    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under an Award, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the UIP, as the Committee shall require.

        6.9.    Agreement With Company.    Any Award under the UIP shall be subject to such terms and conditions, not inconsistent with the UIP, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to as an "Award Agreement" regardless of whether any Participant signature is required.

        6.10.    Action by Company or Subsidiary.    Any action required or permitted to be taken under the UIP by the Company, Sears Holdings Management Corporation, Sears, Roebuck and Co., Kmart Holding Corporation or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board of directors of such company (including a committee of the board) who are duly authorized to act for such board with respect to the applicable action, or (except to the extent prohibited by applicable law or applicable rules of any securities exchange or similar entity) by a duly authorized officer of such company.

        6.11.    Gender and Number.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        6.12.    Limitation of Implied Rights.

          (a)   Neither a Participant nor any other person shall, by reason of participation in the UIP, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the UIP. A Participant shall have only a contractual right to the cash or Stock, if any, payable under the UIP, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the UIP shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b)   The UIP does not constitute a contract of employment, and selection as a Participant shall not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the UIP, unless such right or claim has specifically accrued under the terms of the UIP. Except as otherwise provided in the UIP, no Award under the UIP shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        6.13.    Evidence.    Evidence required of anyone under the UIP may be by certificate, affidavit, document or other information, which the person charged with acting on such evidence considers pertinent and reliable, and which has been signed, made or presented by the proper party or parties.

        6.14.    Corporate Transaction.    In the event of a corporate transaction involving the Company (including without limitation, any Stock dividend, Stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee may adjust Awards to preserve but in no event increase the benefits or potential benefits of the Awards; provided, however, that no such adjustment may be made to the extent such adjustment would cause Awards that are intended to constitute performance-based compensation to cease to qualify as such under Code Section 162(m). Actions permitted under the preceding sentence by the Committee may include any adjustments that the Committee determines to be equitable (which may include, without limitation, (a) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (b) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of the payment.

SECTION 7
COMMITTEE

        7.1.    Administration.    As provided in subsection 6.2, the authority to control and manage the operation and administration of the UIP shall be vested in the Compensation Committee of the Board of Directors of the Company (the "Committee").

        7.2.    Powers of Committee.    The Committee's administration of the UIP shall be subject to the following:

          (a)   As provided in subsection 2.1 above, the Committee shall have the authority and discretion to determine those salaried employees who are Eligible Employees and to select from among the Eligible Employees those persons who shall receive Awards.

          (b)   Subject to the other provisions of the UIP, the Committee shall have the authority and discretion to determine the time or times of receipt and the types of Awards, to establish the terms, conditions, restrictions, and other provisions of Awards, and (subject to the restrictions imposed by Section 8) to amend, cancel, or suspend Awards. However (and subject at all times to the requirements of Code Section 162(m) as to Awards that are intended to constitute performance-based compensation under that Section), to the extent that the Committee determines that the restrictions imposed by the UIP preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c)   The Committee shall have the authority and discretion to interpret the UIP, to establish, amend, and rescind any rules and regulations relating to the UIP, to determine the terms and provisions of any Award Agreement made pursuant to the UIP, and to make all other determinations that may be necessary or advisable for the administration of the UIP.

          (d)   Any interpretation of the UIP by the Committee and any decision made by it under the UIP are final and binding on all persons.

        7.3.    Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of a securities exchange or similar entity, or as would cause UIP Awards intended to constitute performance-based compensation under Code Section 162(m) to fail to so qualify, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. The Committee may revoke any such allocation or delegation at any time.

        7.4.    Information to be Furnished to Committee.    The Company, Sears Holdings Management Corporation, Sears, Roebuck and Co., Kmart Holding Corporation, and their Subsidiaries, shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties hereunder. The records of the Company, Sears Holdings Management Corporation, Sears, Roebuck and Co., Kmart Holding Corporation and their Subsidiaries, as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment, and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the UIP must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the UIP, subject to any applicable privacy laws.

SECTION 8
AMENDMENT AND TERMINATION

        The Board or the Committee may, at any time, amend or terminate the UIP, and the Board or the Committee may amend any Award; provided, that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the UIP prior to the date such amendment is adopted by the Board or the Committee, and no amendment may be made, without consent of the shareholders of the Company, that would cause any Awards intended to meet the requirements of "performance-based compensation" under Code Section 162(m) and the regulations thereunder to cease to be deductible under Code Section 162(m). Notwithstanding anything herein to the contrary, (i) no amendment shall be made that would cause the Plan not to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity, and (ii) the UIP and any Award thereunder may be amended without Participant consent to the extent that the Committee determines such amendment necessary to cause the UIP or Award to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity.

SECTION 9
DEFINED TERMS

        In addition to the other definitions contained herein, the following definitions shall apply:

          (a)   Award.    The term "Award" means any Cash Incentive Award, whether settled in cash or Stock.

          (b)   Board.    The term "Board" means the Board of Directors of the Company.

          (c)   Code.    The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (d)   Fair Market Value.    The term "Fair Market Value" shall mean the reported closing price of a share of Stock on the principal securities exchange or market on which the Stock is then listed or admitted to trading.

          (e)   Stock.    The term "Stock" means common shares of the Company.

          (f)    Subsidiary.    The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Section 424(f) of the Code) with respect to the Company.

APPENDIX D-1

SEARS HOLDINGS CORPORATION
2005 SENIOR EXECUTIVE LONG-TERM INCENTIVE PROGRAM (LTIP)

SECTION 1
GENERAL

        1.1.    Purpose.    The Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program (the "LTIP") is a performance-based program. The LTIP is designed to motivate the senior leaders of Sears Holdings Corporation (the "Company"), Sears, Roebuck and Co., Kmart Holding Corporation and their Subsidiaries, to achieve significant, lasting change that successfully positions the Company for future growth. Performance goals under the LTIP align Participants' financial incentives with the financial goals of the Company. Awards under the LTIP are designed to vary commensurately with achieved performance, and are intended to satisfy the requirements for "performance-based compensation" outlined in regulations issued under Section 162(m) of the Internal Revenue Code ("Code Section 162(m)").

        1.2.    Operation, Administration, and Definitions.    The operation and administration of the LTIP, including the Awards made under the LTIP, shall be subject to the provisions of Section 6 (relating to operation and administration). Capitalized terms in the LTIP shall be defined as set forth in the LTIP (including the definitional provisions of Section 9). All Awards hereunder are contingent on shareholder approval of the LTIP, as provided in subsection 3.1.

SECTION 2
PARTICIPATION

        2.1.    Eligible Employee.    The term "Eligible Employee" means those key employees of the Company or a Subsidiary who are designated as Eligible Employees by the "Committee" (as such term is defined in subsection 6.2 and further described in Section 7). Subject to the terms and conditions of the LTIP, the Committee shall determine and designate, from time to time, from among the Eligible Employees, those persons who shall be granted one or more Awards under the LTIP, and thereby become "Participants" in the LTIP.

        2.2.    New Hires.    The Committee may designate as Participants those executives whom the Committee determines have been newly hired or promoted into the group of Eligible Employees, provided that the terms and conditions of Awards to such individuals shall be subject to such adjustments as the Committee deems necessary or desirable to qualify such Awards as performance-based compensation for purposes of Code Section 162(m).

SECTION 3
CASH INCENTIVE AWARDS

        3.1.    Target Cash Incentive Awards.    At one or more meetings of the Committee after April 1, 2005, the Committee may award "Target Cash Incentive Awards" (as such term is defined in subsection 3.1(a) below) to each Participant designated by the Committee at such meeting, in an amount determined by the Committee in its sole discretion. In connection with such Awards, the Committee shall establish "Target LTIP EBITDA", "Threshold LTIP EBITDA" and "Superior LTIP EBITDA" (each as defined in subsection 3.3 below), provided, however, that Threshold LTIP EBITDA and Superior LTIP EBITDA shall each be expressed as a percentage of Target LTIP EBITDA. Target Cash Incentive Awards are intended to constitute "performance-based compensation" within the meaning of Code Section 162(m), and the regulations promulgated thereunder, and any Award hereunder shall be contingent on shareholder approval of the LTIP in accordance with Code Section 162(m) and the regulations promulgated thereunder, and no amount shall be paid under any such Award, unless and until shareholder approval of the LTIP has been obtained in accordance with Code Section 162(m) and the regulations thereunder.

          (a)   A Target Cash Incentive Award shall, at the date of grant, consist of a commitment by the Company to distribute, at the time specified in, and in accordance with the provisions of, Section 4, below, as applicable, an amount equal to the Participant's Target Cash Incentive Award multiplied by the applicable Award Multiple set forth in subsection 3.4, below, subject to approval of the final award amount by the Committee (the "Cash Incentive Award").

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          (b)   A Cash Incentive Award shall generally be satisfied by a distribution in cash to the Participant, provided, however, that, if permitted by the Committee, a Participant may elect, by such deadline as specified under uniform and nondiscriminatory rules established by the Committee, to receive, in lieu of cash and in full satisfaction of such Cash Incentive Award, the number of shares of Company common stock ("Stock") equal (i) to the cash amount described at paragraph (a) of this subsection 3.1, divided by (ii) the Fair Market value of a share of Stock as of the day immediately preceding the date of distribution, provided that issuance of any shares of Stock in accordance with this subsection 3.1(b) shall be contingent on the availability of shares of Stock under any shareholder-approved plan of the Company providing for the issuance of Stock in satisfaction of the Awards hereunder (which in no event shall be an employee stock purchase plan).

          (c)   The Committee may, in its discretion, apply negative discretion to the calculation of, or amount following such calculation of, any Cash Incentive Award, as provided in subsection 6.3 below.

        3.2.    Performance Period.    The "Performance Period" shall be the Company's 2005, 2006 and 2007 Fiscal Years (provided that, in the case of an employee who is newly hired or promoted into the group of Eligible Employees after the first day of the Company's 2005 Fiscal Year, the Performance Period shall be such shorter period as established by the Committee, subject to the requirements of Code Section 162(m)). The amount of the Cash Incentive Award shall be determined at the completion of the Performance Period in accordance with subsection 3.1, above, and subsection 4.1 below.

        3.3.    "LTIP EBITDA."

          (a)   LTIP EBITDA. Subject to adjustment, if any, in accordance with paragraph (e) of this subsection 3.3, "LTIP EBITDA" refers to total earnings of the Company and its affiliates and its predecessors, other than Sears Canada (referred to as the "Domestic Company") for the Performance Period, determined before interest, taxes, depreciation and amortization, and excluding the following items: the effect of purchase accounting and changes in accounting methods; gains, losses and costs associated with acquisitions, divestitures and store closures; integration costs that are disclosed as merger related; and bankruptcy-related matters of the predecessor company.

          (b)   Target LTIP EBITDA. Subject to adjustment, if any, in paragraph (e), "Target LTIP EBITDA" refers to the target level of LTIP EBITDA, for the Performance Period, established by the Committee in accordance with subsection 3.1, above.

          (c)   Threshold LTIP EBITDA. Subject to adjustment, if any, in paragraph (e), "Threshold LTIP EBITDA" refers to a level of LTIP EBITDA, for the Performance Period, established by the Committee, which shall be expressed as a percentage of Target LTIP EBITDA and, if exactly achieved, shall generate an AWARD Multiple (described in subsection 3.4, below) of 50 percent.

          (d)   Superior LTIP EBITDA. Subject to adjustment, if any, in paragraph (e), "Superior LTIP EBITDA" refers to a level of LTIP EBITDA, for the Performance Period, established by the Committee, which shall be expressed as a percentage of Target LTIP EBITDA, and, if achieved, shall generate an Award Multiple (described in subsection 3.4, below) of 150 percent.

          (e)   Adjustments to Target LTIP EBITDA, Threshold LTIP EBITDA and Superior LTIP EBITDA. The LTIP EBITDA incentive targets contemplate that the Domestic Company remains approximately the same size over the period of the LTIP. If, after March 24, 2005, the Domestic Company acquires or divests itself of assets or an entity that has associated EBITDA (measured using the same principles as those described in subsection 3.3(a)) in its last full fiscal year prior to the acquisition or divestiture of greater than or equal to $250,000,000, Target LTIP EBITDA will be increased or decreased, as applicable, by such prior full fiscal year's EBITDA associated with such entity or assets.

        3.4.    "Award Multiple."    The Award Multiple shall be as outlined below:

          (a)   if LTIP EBITDA is 100% of Target LTIP EBITDA, the Award Multiple shall be 100%;

          (b)   if LTIP EBITDA is equal to Threshold LTIP EBITDA, the Award Multiple shall be 50%;

          (c)   if LTIP EBITDA is greater than Threshold LTIP EBITDA, but less than Target LTIP EBITDA, the Award Multiple shall be a whole percentage between 50% and 100%, determined by interpolation on a straight line basis relative to such LTIP EBITDA, Threshold LTIP EBITDA and Target LTIP EBITDA amounts, and rounded down to the nearest whole percentage;

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          (d)   if LTIP EBITDA is less than Threshold LTIP EBITDA, the Award Multiple shall be 0;

          (e)   if LTIP EBITDA is greater than Target LTIP EBITDA, but less than Superior LTIP EBITDA, the Award Multiple shall be a whole percentage between 100% and 150%, determined by interpolation on a straight line basis relative to such LTIP EBITDA, Target LTIP EBITDA and Superior LTIP EBITDA amounts, and rounded down to the nearest whole percentage; and

          (f)    if LTIP EBITDA is greater than or equal to Superior LTIP EBITDA, the Award Multiple shall be 150%.

        3.5.    Limitation on Individual Awards.    Notwithstanding anything herein to the contrary, the total Cash Incentive Award paid to any Participant pursuant to the LTIP shall in no event exceed $15 million.

        3.6.    Limitations.    All Cash Incentive Awards awarded under the LTIP (and any Stock or cash otherwise distributable pursuant thereto) are subject to the provisions of Sections 4, 5 and 6.

SECTION 4
DISTRIBUTION

        4.1.    General.    Subject to Sections 5 and 6, the shares of Stock or the cash that result from the payout formula described at Section 3 shall be distributed, in a single lump sum, as soon as practicable after the first Committee meeting after the LTIP EBITDA results for the Company's 2007 Fiscal Year are available to the Committee. Notwithstanding anything herein to the contrary, no distribution shall be made hereunder until after the Committee has certified the attainment of the performance goals and the amount to be paid to each Participant. The date as of which payment is made in accordance with this subsection 4.1 is referred to herein as the "payment date."

        4.2.    Termination and Other Provisions.    All distributions are subject to the provisions of Sections 5 and 6, below.

SECTION 5
TERMINATION

        5.1.  The effect of termination of employment on a Participant's right to receive a Cash Incentive Award (whether payable in cash or Stock) depends both on the reason for the termination and the point in the Performance Period that the termination occurs, as described below.

          (a)    Voluntary Termination or Involuntary Termination with Cause.    In the event that a Participant voluntarily terminates employment (unless the Participant retires (in accordance with the definition of "retires" or "retirement" contained in the written Company Human Resources Policy as in effect from time to time, or with written Committee consent)), or is involuntarily terminated for "poor performance" or with "Cause" (each as defined in the Participant's Executive Severance/Noncompete Agreement or other employment contract, or if such term does not appear therein, or, if the Participant has no Executive Severance/Noncompete Agreement or other employment contract, then as defined in Section 9) prior to the payment date of his or her Award, such Participant shall forfeit all of his Award.

          (b)    Retirement, Disability, or Involuntary Termination without Cause.    In the event that, prior to the payment date of his or her Award, a Participant (i) retires (as defined in subsection 5.1(a) above), (ii) suffers a permanent and total disability (as defined in the Company written Company Human Resources Policy), or (iii) is involuntarily terminated on account of job elimination (rather than poor performance) and without Cause (as defined in subsection 5.1(a) above), subject to Section 6, below, such individual shall be entitled to a distribution in an amount equal to the Cash Incentive Award, if any, that would otherwise be payable to the Participant under subsection 3.1, above, pro-rated though the date of termination in accordance with subsection 5.1(d) below; provided, however, that in no event shall a Participant receive any payment hereunder unless (A) LTIP EBITDA for the period from the inception of the Performance Period through the last completed full month that occurs on or preceding the Participant's date of termination is equal to or greater than Target LTIP EBITDA (pro-rated in accordance with subsection 5.1(d) below), (B) LTIP EBITDA is equal to or greater than Target LTIP EBITDA for the Performance Period, and (C) as of his date of termination, the Participant had been employed by one or more of the Company, Sears, Roebuck and Co., Kmart Holding Corporation or one of their Subsidiaries, for at least 12 months. A Cash Incentive Award payable under this subsection 5.1(b), whether payable in

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  cash or Stock, shall be distributed in accordance with, and after the Committee meeting described in, subsection 4.1.

          (c)    Death.    In the event that a Participant dies prior to the payment date for his or her Award, his or her Target Cash Incentive Award shall be prorated through the date of death, in accordance with subsection 5.1(d) below, and, subject to Section 6, below, his or her estate shall be entitled to receive a Cash Incentive Award, equal to his or her prorated Target Cash Incentive Award and payable in cash, provided, however, that in no event shall a payment be made with respect to a deceased Participant hereunder unless as of his date of termination he had been employed by one or more of the Company, Sears, Roebuck and Co., Kmart Holding Corporation or one of their Subsidiaries, for at least 12 months. A cash payment payable under this subsection 5.1(c) shall be distributed as soon as practicable after the date of death.

          (d)   All pro rations of the Cash Incentive Award, the Target Cash Incentive Award, or Target LTIP EBITDA, as applicable, under this Section 5 are based on a fraction, the numerator of which is the number of full months during the Performance Period in which the Participant was employed by the Company or any Subsidiary, and the denominator of which is the full number of months in the Performance Period.

SECTION 6
OPERATION AND ADMINISTRATION

        6.1.    Source of Awards.    In the case of Awards under the LTIP that are settled in shares of Stock, such shares shall be distributed under a stock plan adopted by the Company and approved by the shareholders thereof that provides for the issuance of Stock in satisfaction of Awards hereunder, (which in no event shall be an employee stock purchase plan.) In the event of any conflict between this document and such stock plan, the provisions of the stock plan shall govern.

        6.2.    Committee.    The LTIP is administered by the Compensation Committee of the Board (the "Committee"), as further described at Section 7. Any determinations by the Committee regarding this LTIP are binding on all Participants. The Committee may make additional changes that it deems appropriate for the effective administration of the LTIP. Subject to subsection 6.3, these changes may not increase the benefits to which Participants may become entitled under the LTIP, nor change the pre-established measures in goals that have been approved.

        6.3.    Negative Discretion.    Notwithstanding anything in the LTIP to the contrary, prior to the settlement of any Cash Incentive Award, the Committee may reduce the amount of such Award, or the number of shares of Stock or amount of cash to be delivered in connection with such Award.

        6.4.    General Restrictions.    Delivery of shares of Stock under the LTIP, in satisfaction of a Cash Incentive Award, shall be subject to the following:

          (a)   Notwithstanding any other provision of the LTIP, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the LTIP unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b)   To the extent that the LTIP provides for issuance of Stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any exchange or similar entity.

        6.5.    Tax Withholding.    All distributions under the LTIP are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the LTIP on satisfaction of the applicable withholding obligations. To the extent permitted by the Committee, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns (provided, however, that to the extent shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this clause (ii) shall be limited to shares held by the Participant for not less than six months prior to the payment date (or such other period of time as the Company's accountants may require); or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the LTIP, provided, however, that such shares

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under this clause (iii) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

        6.6.    Settlement of Awards.    The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, or a combination thereof, subject, in the case of settlement in shares, to the terms of the stock plan under which the Stock is issued. Satisfaction of any such obligations under an Award, which is sometimes referred to as the "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. Each Subsidiary shall be liable for payment of cash due under the LTIP with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

        6.7.    Transferability.    Except as otherwise provided by the Committee, Awards under the LTIP are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

        6.8.    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the LTIP, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the LTIP, as the Committee shall require.

        6.9.    Agreement With Company.    Any Award under the LTIP shall be subject to such terms and conditions, not inconsistent with the LTIP, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to as an "Award Agreement" regardless of whether any Participant signature is required.

        6.10.    Action by Company or Subsidiary.    Any action required or permitted to be taken under the LTIP by the Company, Sears Roebuck and Co., Kmart Holding Corporation or any Subsidiary, if any, of the foregoing shall be by resolution of its board of directors, or by action of one or more members of the board of directors of such company (including a committee of the board) who are duly authorized to act for such board with respect to the applicable action, or (except to the extent prohibited by applicable law or applicable rules of any securities exchange or similar entity) by a duly authorized officer of such company.

        6.11.    Gender and Number.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        6.12.    Limitation of Implied Rights.

          (a)   Neither a Participant nor any other person shall, by reason of participation in the LTIP, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the LTIP. A Participant shall have only a contractual right to the cash or Stock, if any, payable under the LTIP, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the LTIP shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b)   The LTIP does not constitute a contract of employment, and selection as a Participant shall not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the LTIP, unless such right or claim has specifically accrued under the terms of the LTIP. Except as otherwise provided in the LTIP, no Award under the LTIP shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        6.13.    Evidence.    Evidence required of anyone under the LTIP may be by certificate, affidavit, document or other information, which the person charged with acting on such evidence considers pertinent and reliable, and which has been signed, made or presented by the proper party or parties.

        6.14.    Corporate Transaction.    In the event of a corporate transaction involving the Company (including without limitation, any Stock dividend, Stock split, extraordinary cash dividend, recapitalization, reorganization,

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merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee may adjust Awards to preserve but in no event increase the benefits or potential benefits of the Awards; provided, however, that no such adjustment may be made to the extent such adjustment would cause the Awards to cease to qualify as "performance-based compensation" under Code Section 162(m). Actions permitted under the preceding sentence by the Committee may include any adjustments that the Committee determines to be equitable (which may include, without limitation, (a) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (b) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of the payment.

SECTION 7
COMMITTEE

        7.1.    Administration.    As provided in subsection 6.2, the authority to control and manage the operation and administration of the LTIP shall be vested in the Compensation Committee of the Board of Directors of the Company (the "Committee").

        7.2.    Powers of Committee.    The Committee's administration of the LTIP shall be subject to the following:

          (a)   As provided in subsection 2.1 above, the Committee shall have the authority and discretion to determine those key employees who are Eligible Employees, to select from among the Eligible Employees those persons who shall receive Awards.

          (b)   Subject to the other provisions of the LTIP, the Committee shall have the authority and discretion to determine the time or times of receipt, to determine the types of Awards, to establish the terms, conditions, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 8) to amend, cancel, or suspend Awards. However (and subject at all times to the requirements of Code Section 162(m)), to the extent that the Committee determines that the restrictions imposed by the LTIP preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c)   The Committee shall have the authority and discretion to interpret the LTIP, to establish, amend, and rescind any rules and regulations relating to the LTIP, to determine the terms and provisions of any Award Agreement made pursuant to the LTIP, and to make all other determinations that may be necessary or advisable for the administration of the LTIP.

          (d)   Any interpretation of the LTIP by the Committee and any decision made by it under the LTIP are final and binding on all persons.

        7.3.    Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of a securities exchange or similar entity, or as would cause LTIP Awards to not constitute performance-based compensation under Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. The Committee may revoke any such allocation or delegation at any time.

        7.4.    Information to be Furnished to Committee.    The Company, Sears, Roebuck and Co., Kmart Holding Corporation, and their Subsidiaries, shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company, Sears Roebuck and Co., Kmart Holding Corporation and their Subsidiaries, as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment, and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the LTIP must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the LTIP, subject to any applicable privacy laws.

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SECTION 8
AMENDMENT AND TERMINATION

        The Board may, at any time, amend or terminate the LTIP, and the Board or the Committee may amend any Award, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the LTIP prior to the date such amendment is adopted by the Board (or the Committee, if applicable) or if such amendment, without the consent of the shareholders of the Company, would cause the Awards to cease to be deductible under Code Section 162(m). Notwithstanding anything herein to the contrary, (i) no amendment shall be made that would cause the Plan not to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity, without Participant consent, and (ii) the LTIP and any Award thereunder may be amended without Participant consent to the extent that the Committee determines such amendment necessary to cause the LTIP or Award to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity.

SECTION 9
DEFINED TERMS

        In addition to the other definitions contained herein, the following definitions shall apply:

          (a)    Award.    The term "Award" means any Cash Incentive Award, whether settled in cash or Stock.

          (b)    Board.    The term "Board" means the Board of Directors of the Company.

          (c)    Cause.    The term "Cause" shall mean (1) a material failure by a Participant (other than a failure resulting from employee's incapacity due to a mental or physical disability) to perform the Participant's duties and responsibilities, which failure is demonstrably willful and deliberate on the Participant's part, is committed in bad faith or without reasonable belief that such failure is in the best interests of the Company and its affiliates and is not remedied in a reasonable period of time after receipt of written notice from the Company or its affiliate specifying such failure, (2) the commission by the Participant of a felony, or a misdemeanor involving moral turpitude, or (3) dishonesty or willful misconduct in connection with the Participant's employment.

          (d)    Code.    The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (e)    Fair Market Value.    The term "Fair Market Value" shall mean the reported closing price of a share of Stock on the principal securities exchange or market on which the Stock is then listed or admitted to trading.

          (f)    Fiscal Year.    The term "Fiscal Year" shall mean the twelve (12) month period beginning on February 1, 2005, and thereafter the twelve (12) month period beginning on the Saturday closest to January 31 of each of calendar year 2006 and 2007.

          (g)    Performance-Based Compensation.    The term "performance-based compensation" shall have the meaning ascribed to it under Code Section 162(m) and the regulations thereunder.

          (h)    Poor Performance.    The term "poor performance" shall mean the circumstance in which a Participant receives a below-expectations rating in any primary performance category per the Company performance management system within six months prior to the date that the Participant is terminated.

          (i)    Subsidiary.    The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Section 424(f) of the Code) with respect to the Company

SECTION 10
EXPIRATION OF LTIP

        The LTIP shall expire, subject to earlier termination pursuant to Section 8, on the date on which all Cash Incentive Awards (if any) are paid in full in accordance with the provisions of the LTIP (or, if earlier, on the date that the Committee determines that the LTIP EBITDA is less than Threshold LTIP EBITDA.)

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FIRST AMENDMENT
TO THE
SEARS HOLDINGS CORPORATION 2005
SENIOR EXECUTIVE LONG-TERM INCENTIVE PROGRAM

September 13, 2005

        Pursuant to the authority reserved to the Company at Section 8, the Sears Holdings Corporation Long-Term Incentive Plan (the "LTIP") is hereby amended in the following respects, as of the dates indicated:

        1.     The first sentence of subsection 5.1(b) is hereby revised to read as follows, effective with respect to Awards granted on or after the date of adoption of this amendment:

        In the event that, prior to the payment date of his or her Award, a Participant (i) retires (as defined in subsection 5.1(a) above), (ii) suffers a permanent and total disability (as defined in the written Company Human Resources Policy) while employed by the Company or a Subsidiary, or (iii) is involuntarily terminated on account of job elimination (rather than poor performance) and without Cause (as defined in subsection 5.1(a) above), subject to Section 6, below, such individual shall be entitled to a distribution in an amount equal to the Cash Incentive Award, if any, that would otherwise be payable to the Participant under subsection 3.1, above, pro-rated through the date of termination in accordance with subsection 5.1(d) below; provided, however, that in no event shall a Participant receive any payment hereunder unless (A) LTIP EBITDA for the period from the inception of the Performance Period through the last completed full month that occurs on or preceding the Participant's date of termination is equal to or greater than Target LTIP EBITDA (pro-rated in accordance with subsection 5.1(d) below), (B) LTIP EBITDA is equal to or greater than Target LTIP EBITDA for the Performance Period, and (C) as of his date of termination, the Participant had been employed by one or more of the Company, Sears, Roebuck and Co., Kmart Holding Corporation or one of their Subsidiaries, for at least 12 months of the Performance Period applicable to such individual.

        2.     The first sentence of subsection 5.1(c) is hereby revised to read as follows, effective with respect to Awards granted on or after the date of adoption of this amendment.

        In the event that a Participant dies while employed by the Company or a Subsidiary prior to the payment date for his or her Award, his or her Target Cash Incentive Award shall be prorated through the date of death, in accordance with subsection 5.1(d) below, and, subject to Section 6, below, his or her estate shall be entitled to receive a Cash Incentive Award, equal to his or her prorated Target Cash Incentive Award and payable in cash, provided, however, that in no event shall a payment be made with respect to a deceased Participant hereunder unless as of his date of termination he had been employed by one or more of the Company, Sears, Roebuck and Co., Kmart Holding Corporation or one of their Subsidiaries, for at least 12 months of the Performance Period applicable to such individual.

        3.     Section 8 is hereby revised to read as follows, effective immediately upon the date of adoption of this amendment:

        The Board or Committee may, at any time, amend or terminate the LTIP, or any Award, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the LTIP prior to the date such amendment is adopted by the Board (or the Committee, if applicable). Notwithstanding anything herein to the contrary, (i) no amendment shall be made that would cause the Plan not to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity, without Participant consent, and (ii) the LTIP and any Award thereunder may be amended without Participant consent to the extent that the Committee determines such amendment necessary to cause the LTIP or Award to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity.

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APPENDIX D-2
SEARS HOLDINGS CORPORATION
2005 VICE PRESIDENT LONG-TERM INCENTIVE PROGRAM (LTIP)

SECTION 1
GENERAL

        1.1.    Purpose.    The Sears Holdings Corporation 2005 Vice President Long-Term Incentive Program (the "LTIP") is a performance-based program. The LTIP is designed to motivate the vice presidents of Sears Holdings Corporation (the "Company"), Sears, Roebuck and Co., Kmart Holding Corporation and their Subsidiaries, to achieve significant, lasting change that successfully positions the Company for future growth. Performance goals under the LTIP align Participants' financial incentives with the financial goals of the Company. Awards under the LTIP are designed to vary commensurately with achieved performance.

        1.2.    Operation, Administration, and Definitions.    The operation and administration of the LTIP, including the Awards made under the LTIP, shall be subject to the provisions of Section 6 (relating to operation and administration). Capitalized terms in the LTIP shall be defined as set forth in the LTIP (including the definitional provisions of Section 9).

SECTION 2
PARTICIPATION

        2.1.    Eligible Employee.    The term "Eligible Employee" means those employees of the Company or a Subsidiary who (i) hold the position of vice president (but not senior vice president or executive vice president), and (ii) are designated as Eligible Employees by the executive officers of the Company who comprise the "Office of the Chairman of Sears Holdings Corporation" (the "Office"). Subject to the terms and conditions of the LTIP, the Office shall determine and designate, from time to time, from among the Eligible Employees, those persons who shall be granted one or more Awards under the LTIP, and thereby become "Participants" in the LTIP.

        2.2.    New Hires.    The Office may designate as Participants those executives whom the Office determines have been newly hired or promoted into the group of Eligible Employees, provided that the terms and conditions of Awards to such individuals shall be subject to such adjustments as the Compensation Committee of the Board of Directors of the Company (the "Committee") deems necessary or desirable.

SECTION 3
CASH INCENTIVE AWARDS

        3.1.    Target Cash Incentive Awards.    After April 1, 2005, the Office may award "Target Cash Incentive Awards" (as such term is defined in subsection 3.1(a) below) to each Participant designated by the Office, in an amount determined by the Office in its sole discretion. In connection with such Awards, "Target LTIP EBITDA," "Threshold LTIP EBITDA" and "Superior LTIP EBITDA" shall be established in accordance with subsection 3.3 below, and "Threshold LTIP EBITDA" and "Superior LTIP EBITDA" shall each be expressed as a percentage of Target LTIP EBITDA. The Office may grant more than one Target Cash Incentive Award to a Participant.

          (a)   A Target Cash Incentive Award shall, at the date of grant, consist of a commitment by the Company to distribute, at the time specified in, and in accordance with the provisions of, Section 4, below, as applicable, an amount equal to the Participant's Target Cash Incentive Award multiplied by the applicable Award Multiple set forth in subsection 3.4, below, subject to final determination of the calculation of the final award amount by the Office (the "Cash Incentive Award").

          (b)   A Cash Incentive Award shall generally be satisfied by a distribution in cash to the Participant, provided, however, that, if permitted by the Office, a Participant may elect, by such deadline as specified under uniform and nondiscriminatory rules established by the Office, to receive, in lieu of cash and in full satisfaction of such Cash Incentive Award, the number of shares of Company common stock ("Stock") equal to (i) the cash amount described at paragraph (a) of this subsection 3.1, divided by (ii) the Fair Market Value of a share of Stock as of the last trading day immediately preceding the date of distribution, provided that issuance of any shares of Stock in accordance with this subsection 3.1(b) shall be contingent on the availability of shares of Stock under any shareholder-approved plan of the Company providing for

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  the issuance of Stock in satisfaction of the Awards hereunder (which in no event shall be an employee stock purchase plan).

          (c)   The Committee may, in its discretion, apply positive or negative discretion to the calculation of, or amount following such calculation of, any Cash Incentive Award, as provided in subsection 6.3 below.

        3.2.    Performance Period.    The "Performance Period" shall be the Company's 2005, 2006 and 2007 Fiscal Years, or such shorter period as the Committee shall establish. The amount of the Cash Incentive Award shall be determined at the completion of the Performance Period in accordance with subsection 3.1, above, and subsection 4.1 below.

        3.3.    "LTIP EBITDA."

          (a)    LTIP EBITDA.    Subject to adjustment, if any, in accordance with paragraph (e) of this subsection 3.3, "LTIP EBITDA" refers to total earnings of the Company and its affiliates and its predecessors, other than Sears Canada (referred to as the "Domestic Company") for the Performance Period, determined before interest, taxes, depreciation and amortization, and excluding the following items: the effect of purchase accounting and changes in accounting methods; gains, losses and costs associated with acquisitions, divestitures and store closures; integration costs that are disclosed as merger related; and bankruptcy-related matters of the predecessor company.

          (b)    Target LTIP EBITDA.    Subject to adjustment, if any, in paragraph (e) or by the Committee pursuant to subsection 2.2, "Target LTIP EBITDA" refers to the target level of LTIP EBITDA, for the Performance Period, and shall be the same as Target LTIP EBITDA established by the Committee or a Subcommittee thereof for the Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program.

          (c)    Threshold LTIP EBITDA.    Subject to adjustment, if any, in paragraph (e) or by the Committee pursuant to subsection 2.2, "Threshold LTIP EBITDA" refers to a level of LTIP EBITDA, for the Performance Period and shall be the same as Threshold LTIP EBITDA established by the Committee or a Subcommittee thereof for the Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program, which shall be expressed as a percentage of Target LTIP EBITDA and, if exactly achieved, shall generate an Award Multiple (described in subsection 3.4, below) of 50 percent.

          (d)    Superior LTIP EBITDA.    Subject to adjustment, if any, in paragraph (e) or by the Committee pursuant to subsection 2.2, "Superior LTIP EBITDA" refers to a level of LTIP EBITDA, for the Performance Period and shall be the same as Superior LTIP EBITDA established by the Committee or a Subcommittee thereof for the Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program, which shall be expressed as a percentage of Target LTIP EBITDA, and, if achieved, shall generate an Award Multiple (described in subsection 3.4, below) of 150 percent.

          (e)    Adjustments to Target LTIP EBITDA, Threshold LTIP EBITDA and Superior LTIP EBITDA.    The LTIP EBITDA incentive targets contemplate that the Domestic Company remains approximately the same size over the period of the LTIP. If, after March 24, 2005, the Domestic Company acquires or divests itself of assets or an entity that has associated EBITDA (measured using the same principles as those described in subsection 3.3(a)) in its last full fiscal year prior to the acquisition or divestiture of greater than or equal to $250,000,000, Target LTIP EBITDA will be increased or decreased, as applicable, by such prior full fiscal year's EBITDA associated with such entity or assets.

        3.4.    "Award Multiple."    The Award Multiple shall be as outlined below:

          (a)   if LTIP EBITDA is 100% of Target LTIP EBITDA, the Award Multiple shall be 100%;

          (b)   if LTIP EBITDA is equal to Threshold LTIP EBITDA, the Award Multiple shall be 50%;

          (c)   if LTIP EBITDA is greater than Threshold LTIP EBITDA, but less than Target LTIP EBITDA, the Award Multiple shall be a whole percentage between 50% and 100%, determined by interpolation on a straight line basis relative to such LTIP EBITDA, Threshold LTIP EBITDA and Target LTIP EBITDA amounts, and rounded down to the nearest whole percentage;

          (d)   if LTIP EBITDA is less than Threshold LTIP EBITDA, the Award Multiple shall be 0;

          (e)   if LTIP EBITDA is greater than Target LTIP EBITDA, but less than Superior LTIP EBITDA, the Award Multiple shall be a whole percentage between 100% and 150%, determined by interpolation on a

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  straight line basis relative to such LTIP EBITDA, Target LTIP EBITDA and Superior LTIP EBITDA amounts, and rounded down to the nearest whole percentage; and

          (f)    if LTIP EBITDA is greater than or equal to Superior LTIP EBITDA, the Award Multiple shall be 150%.

        3.5.    Limitation on Individual Awards.    Notwithstanding anything herein to the contrary, the total Cash Incentive Award paid to any Participant pursuant to the LTIP shall in no event exceed $15 million.

        3.6.    Limitations.    All Cash Incentive Awards awarded under the LTIP (and any Stock or cash otherwise distributable pursuant thereto) are subject to the provisions of Sections 4, 5 and 6.

SECTION 4
DISTRIBUTION

        4.1.    General.    Subject to Sections 5 and 6, the shares of Stock or the cash that result from the payout formula described at Section 3 shall be distributed, in a single lump sum, as soon as practicable after the LTIP EBITDA results for the Company's 2007 Fiscal Year are available to the Office, but no later than required by Code Section 409A to avoid being treated as deferred compensation under such Section. Notwithstanding anything herein to the contrary, no distribution shall be made hereunder until after the Office has certified the attainment of the performance goals and the amount to be paid to each Participant. The date as of which payment is made in accordance with this subsection 4.1 is referred to herein as the "payment date."

        4.2.    Termination and Other Provisions.    All distributions are subject to the provisions of Sections 5 and 6, below.

SECTION 5
TERMINATION

        5.1.  The effect of termination of employment on a Participant's right to receive a Cash Incentive Award (whether payable in cash or Stock) depends both on the reason for the termination and the point in the Performance Period that the termination occurs, as described below.

          (a)   Voluntary Termination or Involuntary Termination for Poor Performance or for Cause.    In the event that a Participant voluntarily terminates employment (unless the Participant retires in accordance with the definition of "retires" or "retirement" contained in the written Company Human Resources Policy as in effect from time to time, or with written consent of the Office), or is involuntarily terminated for "poor performance" or with "Cause" (each as defined in the Participant's Executive Severance/Noncompete Agreement or other employment contract, or if such term does not appear therein, or, if the Participant has no Executive Severance/Noncompete Agreement or other employment contract, then as defined in Section 9) prior to the payment date of his or her Award, such Participant shall forfeit all of his Award.

          (b)   Retirement, Disability, or Involuntary Termination for Job Elimination and without Cause.    In the event that, prior to the payment date of his or her Award, a Participant (i) retires (as defined in subsection 5.1(a) above), (ii) suffers a permanent and total disability (as defined in the written Company Human Resources Policy) while employed by the Company or a Subsidiary, or (iii) is involuntarily terminated on account of job elimination (rather than poor performance) and without Cause (as defined in subsection 5.1(a) above), subject to Section 6, below, such individual shall be entitled to a distribution in an amount equal to the Cash Incentive Award, if any, that would otherwise be payable to the Participant under subsection 3.1, above, pro-rated though the date of termination in accordance with subsection 5.1(d) below; provided, however, that in no event shall a Participant receive any payment hereunder unless (A) LTIP EBITDA for the period from the inception of the Performance Period through the last completed full month that occurs on or preceding the Participant's date of termination is equal to or greater than Target LTIP EBITDA (pro-rated in accordance with subsection 5.1(d) below), (B) LTIP EBITDA is equal to or greater than Target LTIP EBITDA for the Performance Period, and (C) as of his date of termination, the Participant had been employed by one or more of the Company, Sears, Roebuck and Co., Kmart Holding Corporation or one of their Subsidiaries, for at least 12 months (and in the case of grants made under subsection 3.1(a) after September 13, 2005, the Participant had been employed by one or more of such entities for at least 12 months after the date that the grant was made). A Cash

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  Incentive Award payable under this subsection 5.1(b), whether payable in cash or Stock, shall be distributed in accordance with subsection 4.1.

          (c)   Death.    In the event that a Participant dies while employed by the Company or a Subsidiary and prior to the payment date for his or her Award, his or her Target Cash Incentive Award shall be prorated through the date of death, in accordance with subsection 5.1(d) below, and, subject to Section 6, below, his or her estate shall be entitled to receive a Cash Incentive Award, equal to his or her prorated Target Cash Incentive Award and payable in cash, provided, however, that in no event shall a payment be made with respect to a deceased Participant hereunder unless as of his date of termination he had been employed by one or more of the Company, Sears, Roebuck and Co., Kmart Holding Corporation or one of their Subsidiaries, for at least 12 months (and in the case of grants made under subsection 3.1(a) after September 13, 2005, the Participant had been employed by one or more of such entities for at least 12 months after the date that the grant was made). A cash payment payable under this subsection 5.1(c) shall be distributed as soon as practicable after the date of death.

          (d)   All prorations of the Cash Incentive Award, the Target Cash Incentive Award, or Target LTIP EBITDA, as applicable, under this Section 5 are based on a fraction, the numerator of which is the number of full months during the Performance Period in which the Participant was employed by the Company or any Subsidiary, and the denominator of which is the full number of months in the Performance Period.

SECTION 6
OPERATION AND ADMINISTRATION

        6.1.    Source of Awards.    In the case of Awards under the LTIP that are settled in shares of Stock, such shares shall be distributed under a stock plan adopted by the Company and approved by the shareholders thereof that provides for the issuance of Stock in satisfaction of Awards hereunder (which in no event shall be an employee stock purchase plan). In the event of any conflict between this document and such stock plan, the provisions of the stock plan shall govern. The number of shares that may be issued under the Plan (including, without limitation, under Sections 3.1(b) and 6.6) shall not exceed 550,000.

        6.2.    Office.    The LTIP is administered by the Office (as defined in subsection 2.1, above) as further described in Section 7 except in the case of matters with respect to which authority has been expressly granted to the Committee under the provisions of the LTIP. Any determinations by the Office (or Committee, as applicable) regarding the LTIP are binding on all Participants.

        6.3.    Discretion.    Notwithstanding anything in the LTIP to the contrary, prior to the settlement of any Cash Incentive Award, the Committee may change the pre-established measures in goals that have been approved for such Award, increase or reduce the amount of such Award, or the number of shares of Stock or amount of cash to be delivered in connection with such Award.

        6.4.    General Restrictions.    Delivery of shares of Stock under the LTIP, in satisfaction of a Cash Incentive Award, shall be subject to the following:

          (a)   Notwithstanding any other provision of the LTIP, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the LTIP unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b)   To the extent that the LTIP provides for issuance of Stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any exchange or similar entity.

        6.5.    Tax Withholding.    All distributions under the LTIP are subject to withholding of all applicable taxes, and the Office may condition the delivery of any shares or other benefits under the LTIP on satisfaction of the applicable withholding obligations. To the extent permitted by the Office, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns (provided, however, that to the extent shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Office, payments made with shares of Stock in accordance with this clause (ii) shall be limited to shares held by the Participant for not less than six months prior to the payment date or such other period of

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time as the Company's accountants may require); or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the LTIP, provided, however, that such shares under this clause (iii) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

        6.6.    Settlement of Awards.    The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, or a combination thereof, as the Office shall determine, subject, in the case of settlement in shares, to the terms of the stock plan under which the Stock is issued. If shares of Stock are delivered in lieu of all or a portion of a cash Award, the number of shares of Stock delivered shall equal (i) the amount of cash such shares replace, divided by (ii) the Fair Market value of a share of Stock as of the last trading day immediately preceding the date of distribution, provided that issuance of any shares of Stock in accordance with this subsection 6.6 shall be contingent on the availability of shares of Stock under any shareholder-approved plan of the Company providing for the issuance of Stock in satisfaction of the Awards hereunder (which in no event shall be an employee stock purchase plan). Satisfaction of any such obligations under an Award, which is sometimes referred to as the "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Office shall determine. Each Subsidiary shall be liable for payment of cash due under the LTIP with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Office.

        6.7.    Transferability.    Except as otherwise provided by the Committee, Awards under the LTIP are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

        6.8.    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the LTIP, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the LTIP, as the Committee shall require.

        6.9.    Agreement With Company.    Any Award under the LTIP shall be subject to such terms and conditions, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Office may, but need not, require that the Participant sign a copy of such document. Such document is referred to as an "Award Agreement" regardless of whether any Participant signature is required.

        6.10.    Action by Company or Subsidiary.    Any action required or permitted to be taken under the LTIP by the Company, Sears, Roebuck and Co., Kmart Holding Corporation or any Subsidiary, if any, of the foregoing shall be by resolution of its board of directors, or by action of one or more members of the board of directors of such company (including a committee of the board) who are duly authorized to act for such board with respect to the applicable action, or (except to the extent prohibited by applicable law or applicable rules of any securities exchange or similar entity) by a duly authorized officer of such company.

        6.11.    Gender and Number.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        6.12.    Limitation of Implied Rights.

          (a)   Neither a Participant nor any other person shall, by reason of participation in the LTIP, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the LTIP. A Participant shall have only a contractual right to the cash or Stock, if any, payable under the LTIP, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the LTIP shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b)   The LTIP does not constitute a contract of employment, and selection as a Participant shall not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the LTIP, unless such right or claim has specifically accrued under the terms of the LTIP. Except as otherwise provided in the LTIP, no Award under the LTIP shall

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  confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        6.13.    Evidence.    Evidence required of anyone under the LTIP may be by certificate, affidavit, document or other information, which the person charged with acting on such evidence considers pertinent and reliable, and which has been signed, made or presented by the proper party or parties.

        6.14.    Corporate Transaction.    In the event of a corporate transaction involving the Company (including without limitation, any Stock dividend, Stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee may adjust Awards to preserve but in no event increase the benefits or potential benefits of the Awards. Actions permitted under the preceding sentence by the Committee may include any adjustments that the Committee determines to be equitable (which may include, without limitation, (a) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (b) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of the payment.

SECTION 7
OFFICE

        7.1.    Administration.    As provided in subsection 6.2, the authority to control and manage the operation and administration of the LTIP shall be vested in the Office with the exception of authority over those matters that has been expressly vested in the Committee under the terms of the LTIP.

        7.2.    Powers of Office.    The Office administration of the LTIP shall be subject to the following:

          (a)   As provided in subsection 2.1 above, the Office shall have the authority and discretion to determine which employees shall be Eligible Employees, and to select from among the Eligible Employees those persons who shall receive Awards.

          (b)   Subject to the other provisions of the LTIP, the Office shall have the authority and discretion to determine the time or times of receipt of Awards, and the amount of Awards in accordance with subsection 3.1.

          (c)   The Committee shall have the authority and discretion to interpret the LTIP, to establish, amend, and rescind any rules and regulations relating to the LTIP, to determine the terms and provisions of any Award Agreement made pursuant to the LTIP, and to make all other determinations that may be necessary or advisable for the administration of the LTIP.

          (d)   Any interpretation of the LTIP by the Committee or the Office, and any decision made by it under the LTIP are final and binding on all persons.

        7.3.    Delegation by the Committee.    Except to the extent prohibited by applicable law or the applicable rules of a securities exchange or similar entity, the Committee may delegate all or any part of its responsibilities and powers to any officer of Sears Holdings Corporation selected by it. The Committee may revoke any such allocation or delegation at any time.

        7.4.    Information to be Furnished to Office and the Committee.    The Company, Sears, Roebuck and Co., Kmart Holding Corporation, and their Subsidiaries, shall furnish the Office and the Committee with such data and information as they determine may be required for them to discharge their duties. The records of the Company, Sears, Roebuck and Co., Kmart Holding Corporation and their Subsidiaries, as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment, and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the LTIP must furnish the Office (or Committee, as applicable) such evidence, data or information as the Office (or Committee, as applicable) considers desirable to carry out the terms of the LTIP, subject to any applicable privacy laws.

SECTION 8
AMENDMENT AND TERMINATION

        The Board or Committee may, at any time, amend or terminate the LTIP, or any Award, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or,

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if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the LTIP prior to the date such amendment is adopted by the Board (or the Committee, if applicable). Notwithstanding anything herein to the contrary, (i) no amendment shall be made that would cause the Plan not to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity, without Participant consent, and (ii) the LTIP and any Award thereunder may be amended without Participant consent to the extent that the Committee determines such amendment necessary to cause the LTIP or Award to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity.

SECTION 9
DEFINED TERMS

        In addition to the other definitions contained herein, the following definitions shall apply:

          (a)    Award.    The term "Award" means any Cash Incentive Award, whether settled in cash or Stock.

          (b)    Board.    The term "Board" means the Board of Directors of the Company.

          (c)    Cause.    The term "Cause" shall mean (1) a material failure by a Participant (other than a failure resulting from employee's incapacity due to a mental or physical disability) to perform the Participant's duties and responsibilities, which failure is demonstrably willful and deliberate on the Participant's part, is committed in bad faith or without reasonable belief that such failure is in the best interests of the Company and its affiliates and is not remedied in a reasonable period of time after receipt of written notice from the Company or its affiliate specifying such failure, (2) the commission by the Participant of a felony, or a misdemeanor involving moral turpitude, or (3) dishonesty or willful misconduct in connection with the Participant's employment.

          (d)    Code.    The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (e)    Fair Market Value.    The term "Fair Market Value" shall mean the reported closing price of a share of Stock on the principal securities exchange or market on which the Stock is then listed or admitted to trading.

          (f)    Fiscal Year.    The term "Fiscal Year" shall mean the twelve (12) month period beginning on February 1, 2005, and thereafter the twelve (12) month period beginning on the Saturday closest to January 31 of each of calendar year 2006 and 2007.

          (g)    Poor Performance.    The term "poor performance" shall mean the circumstance in which a Participant receives a below-expectations rating in any primary performance category per the Company performance management system within six months prior to the date that the Participant is terminated.

          (h)    Subsidiary.    The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Section 424(f) of the Code) with respect to the Company.

SECTION 10
EXPIRATION OF LTIP

        The LTIP shall expire, subject to earlier termination pursuant to Section 8, on the date on which all Cash Incentive Awards (if any) are paid in full in accordance with the provisions of the LTIP (or, if earlier, on the date that the Office determines that the LTIP EBITDA is less than Threshold LTIP EBITDA.)

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APPENDIX D-3

Senior Executive SHC 2005
Annual Incentive Plan Document

Overview

Plan Objective	The Senior Executive SHC Annual Incentive Plan ("AIP") is designed to:
• Reward eligible associates for sustained company financial performance

Participation	CEO, Presidents, EVPs, and SVPs ("Senior Executives").

Plan Description	The AIP will consist primarily of two financial components consisting EBITDA and Merchandise Margin.
The AIP EBITDA definition will be consistent with the definition of EBITDA in the Sears Holdings Corporation 2005 Senior Executive Long-Term Incentive Program (LTIP).

The Merchandise Margin for Sears, Roebuck and Co. business will be defined as Sears Internal Gross Margin; Gross profit (merchandise sales less cost of goods and shrink, including impact of associate discounts) plus vendor subsidy (excluding advertising subsidy), plus vendor penalties and audit recoveries, less expenses related to repairing items under warranty, less net markdowns on returns, less internal 0% financing charge (5.5% of net 0% sales—eliminated at Corporate).

The Merchandise Margin for Kmart businesses will be defined as Kmart Gross Margin with Allowances Gross profit (merchandise sales less cost of goods and shrink, excluding impact of associate discounts) plus vendor and advertising subsidy. Does not include vendor penalties and audit recoveries.

Performance and Award Periods
The performance period (i.e., period of time by which participants are evaluated on the established performance criteria) for the AIP will follow the Sears Holdings Corporation fiscal year. AIP awards will be paid to eligible participants on an annual basis, within a reasonable time following the close of the performance period.
The 2005 AIP performance period ends on 1/28/06.

Incentive Award Opportunity
Incentive award opportunity will be determined by job based on the competitive marketplace. Incentive opportunity for each job is defined as a percentage of base salary and includes minimum, target, and maximum values.
Incentive award is based on actual performance versus goals established.

2005 AIP provides a minimum opportunity equal to 0% of target incentive and maximum opportunity equal to 150% of target incentive. Also, the Compensation Committee reserves the right to apply negative discretion to any incentive award.

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Goal-Setting	Financial Goals
Financial goals include threshold, target, and maximum/excellence levels of performance.
• Threshold performance reflects the minimum hurdle that must be achieved before any AIP award is earned. This level of performance should approximate the previous year's performance, but may need to be modified depending on the level of previous year's performance (e.g. 90% of target).
• Target performance reflects an expected level of performance, consistent with the business strategy. The level of performance should represent plan.
• Maximum/Excellence performance reflects performance that significantly exceeds company and shareholder expectations (125% of target).
The Compensation Committee approves company financial goals for the AIP.
2005 AIP performance levels:
• Threshold = 50% payout
• Target = 100% payout
• Maximum/Excellence = 150% payout
Financial performance falling in-between is straight-lined interpolated.

Administration	Administration Policies follow.

Roles and Responsibilities	Roles and Responsibilities follow.

Administration Policies

Policy	Description

Award Date	Earned incentive awards will be paid to eligible participants within 75 days from the close of the performance period.
An eligible participant must be actively employed on the award date in order to receive any earned AIP award (unless otherwise required by law).

Job Change
In general, an associate's target annual incentive should reflect that of the new job, while maintaining a comparable level of target total cash compensation opportunity. Accordingly, any adjustment to target incentive should be assessed in conjunction with any concurrent base pay adjustments.

If an individual's target incentive changes during the plan year, any earned incentive will be pro-rated (see "Pro-ration" policy for more detailed information) on a monthly basis, based on the time in each incentive-eligible assignment.
Below are several common types of job changes and the typical target incentive action:
Promotions: target incentive should immediately reflect that of the new job.

Developmental: if target incentive for new job is lower than that of current job, target incentive may be reduced. However, overall target total cash compensation opportunity (i.e., sum of salary and target incentive) for the new job should be comparable to the current job's target total cash compensation opportunity.
Demotions: target incentive should be immediately reduced to that of the new job.
Exceptions will be handled on a case by case basis, under the discretion of the HR Generalist and business executive. (See "Incentive Exceptions" for additional information.)

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Incentive Target Standardization
All associates within a common job should have a standard target incentive. For those jobs that have not been "standardized", incumbents will retain their current target incentive until the pre-determined standardization date. Upon standardization, all incumbents will immediately assume the standard target incentive for that job.

Incentive Pro-ration	Any pro-ration of AIP awards will take place on a daily basis, based on the actual event date of a participant's job change or employment status change.

Employment Status Change	Termination with cause: A participant whose employment is terminated for cause will forfeit any earned AIP award.
Voluntary termination: A participant who voluntarily terminates employment (resigns) prior to the AIP award date will forfeit any earned AIP award.
Involuntary termination: A participant who terminates employment due to job elimination, unit closing, reorganization, business exit, or layoff will forfeit any earned AIP award.

Leave of absence: A participant who is on a leave of absence during the plan year will be eligible for a pro-rata portion of the incentive payment based on the number of months on active payroll during the plan year.
Employment Status Change (continued)
Retirement: If a participant retires during the plan year, any earned incentive award will be pro-rated based on the number of active months during the plan year and will be paid on the award date. If a participant retires after the end of the plan year but before the award date, the participant will be eligible to receive full payment of any earned incentive on the award date.

Death: If a participant dies during the plan year, any earned incentive award will be pro-rated based on the number of months on active payroll during the plan year and will be paid on the award date. If a participant dies after the end of the plan year but before the award date, the participant will be eligible to receive full payment of any earned incentive on the award date.
Disability: Any time on short-term disability during the plan year will be treated as actively working and will be eligible for any earned incentive award.

Reinstatement: If a participant is reinstated during the plan year, any earned incentive award will be pro-rated based on the number of active months during the plan year following reinstatement. Any incentive earned prior to employment termination will be forfeited.

Incentive Exceptions	For associates below the Named Executive Officers, business realities may dictate the need for an incentive exception in certain situations. Examples may include:
	1.	Business reorganization
	2.	Unit opening, conversion, and/or remodel
	3.	Field management jobs—transfer to unit or district with significantly different performance
A request for incentive exception must be submitted to Corporate Compensation for review and requires approval of the Office of the Chairman.

Taxation	All AIP awards are subject to applicable taxes and withholding as defined by law. Applicable taxes are the responsibility of the participant.

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Plan Amendment or Termination
Participation in the AIP is at the discretion of the company and shall not constitute a guarantee of employment. No incentive amounts under this program are guaranteed. The AIP may be amended or terminated at any time at the company's sole discretion.

Roles and Responsibilities

Role	AIP Responsibilities

SHLD Compensation Committee	•	Final approval for plan, incentive plan assignments, performance goals, and plan administration.

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Individual Modifier	Eligibility: All non-Section 16(b) Senior Executives

Description
	The Committee will evaluate and rate the individual performance of each non-Section 16(b) senior executive at the end of the fiscal year. For 2005 the performance modifier will be determined as follows:

	Performance	Rating	Modifier

	Exceeds	5	+ 25%
	Above	4	+ 15%
	Average	3	No adjustment
	Below	2	- 25%
	Poor	1	- 100%

	The individual performance modifier adjusts the financially calculated incentive award up or down. The modifier can reduce the entire financial incentive award to $ 0 (e.g. performance rating = "1"), or it can increase an incentive award up to but not to exceed 150% of target incentive.

	Section 16(b) Officers will not be eligible for the individual performance modifier. For all other Senior Executives, the individual performance modifier may increase or decrease their calculated financial award.
Illustration:

Target Incentive	Incentive Plan Component	Incentive Plan Weighting	Incentive Plan Payout %	Incentive Award

$500,000	SHC EBITDA	50%	115%	$287,500
	Bus EBITDA	50%	50%	$125,000

				$412,500	Financial Award

		Performance Rating	Performance Modifier

		4	15%	115%	Individual Modifer

				$474,375	Total incentive Award ($)

				95%	Total incentive Award (% of Target)

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APPENDIX D-4

2005 Annual Incentive Plan Document
(as amended to May 24, 2005)

Overview

Plan Objective	The Sears Holdings Corporation AIP is designed to:
• Reward eligible associates for sustained company financial performance
• Drive Sears and Kmart integration efforts, where appropriate
• Recognize significant individual contributions to overall company success

Participation
All salaried associates are eligible to participate in the AIP. An eligible participant must be actively employed on the award distribution date in order to receive any earned AIP award (unless otherwise required by law).
For 2005, all salaried associates and exception hourly associates are eligible to participate in the AIP.

Plan Description
The AIP will consist primarily of a financial component, but will also include an individual performance component. Profitability—defined as Earnings Before Interest Taxes Depreciation and Amortization, i.e., EBITDA (or equivalent measure)—will be the financial component measure. Individual performance will be measured based on the achievement of business results established at the start of the plan year as well as on the demonstration of Sears leadership principles.
The current year plan document is located in Appendix A.

Performance and Award Periods
The performance period (i.e., period of time by which participants are evaluated on the established performance criteria) for the AIP will follow the Sears Holdings Corporation fiscal year. AIP awards will be paid to eligible participants on an annual basis, within a reasonable time following the close of the performance period.
The 2005 AIP performance period ends on 1/28/06.

Incentive Award Opportunity
Incentive award opportunity will be determined by job based on the competitive marketplace. Incentive opportunity for each job is defined as a percentage of base salary and includes minimum, target, and maximum values.
Incentive award is based on actual performance versus goals established prior to the start of the performance period.
2005 AIP includes minimum opportunity equal to 50% of target incentive and maximum opportunity equal to 150% of target incentive.

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Goal Setting	AIP financial and individual goals for the performance period are established prior to the start of the performance period.
Financial Goals
Financial goals include threshold, target, and maximum/excellence levels of performance.
•
Threshold performance reflects the minimum hurdle that must be achieved before any AIP award is earned. This level of performance should approximate the previous year's performance, but may need to be modified depending on the level of previous year's performance.
• Target performance reflects an expected level of performance, consistent with the business strategy. The level of performance should represent plan.
• Maximum/Excellence performance reflects performance that significantly exceeds company and shareholder expectations.
The Compensation Committee approves company financial goals for the AIP.
2005 SHC AIP EBITDA goals:
• Threshold =
• Target =
• Maximum/Excellence =
Individual Goals

Individual goals are jointly established by each participant and his/her supervisor at the start of the performance period. Individual goals must include what results are to be achieved during the performance period, as well as how these results are to be achieved.

Senior Executives (CEO, EVPs, SVPs) will not have an individual goal component in their AIP. For all other participants (VP positions and below), the individual goal component will not exceed 20% of a participant's overall target incentive.
Incentive awards under the individual goal component will be contingent upon the achievement of a threshold level of company financial performance.
For the 2005 AIP individual component, Sears participants will be evaluated based on both Business Results (the "what") and Leadership Principles (the "how").

Administration	Administration Policies are located in Appendix B.

Roles and Responsibilities	Roles and Responsibilities are located in Appendix C.

Questions	Contact your HR Generalist with any questions.

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Administration Policies

Policy	Description

Award Date	Earned incentive awards will be paid to eligible participants within 75 days from the close of the performance period.
An eligible participant must be actively employed on the award date in order to receive any earned AIP award (unless otherwise required by law).

Job Change
In general, an associate's target annual incentive should reflect that of the new job, while maintaining a comparable level of target total cash compensation opportunity. Accordingly, any adjustment to target incentive should be assessed in conjunction with any concurrent base pay adjustments.

If an individual's target incentive changes during the plan year, any earned incentive will be pro-rated (see "Pro-ration" policy for more detailed information) on a monthly basis, based on the time in each incentive-eligible assignment.
Below are several common types of job changes and the typical target incentive action:
Promotions: target incentive should immediately reflect that of the new job.

Developmental: if target incentive for new job is lower than that of current job, target incentive may be reduced. However, overall target total cash compensation opportunity (i.e., sum of salary and target incentive) for the new job should be comparable to the current job's target total cash compensation opportunity.
Demotions: target incentive should be immediately reduced to that of the new job.
Exceptions will be handled on a case by case basis, under the discretion of the HR Generalist and business executive. (See "Incentive Exceptions" for additional information.)

Incentive Target Standardization
All associates within a common job should have a standard target incentive. For those jobs that have not been "standardized", incumbents will retain their current target incentive until the pre-determined standardization date. Upon standardization, all incumbents will immediately assume the standard target incentive for that job.

Incentive Pro-ration
Any pro-ration of AIP awards will take place only on the first day of the month, based on the actual event date of a participant's job change or employment status change. The following schedule will be utilized to determine the effective month for pro-ration purposes:
• Event date between the first and the fifteenth of the month—pro-ration date is the first day of the same month.
• Event date between the sixteenth and the last day of the month—pro-ration date is the first day of the following month.

Employment Status Change	Termination with cause: A participant whose employment is terminated for cause will forfeit any earned AIP award.
Voluntary termination: A participant who voluntarily terminates employment (resigns) prior to the AIP award date will forfeit any earned AIP award.

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Employment Status Change (continued)

Involuntary termination: A participant who terminates employment due to job elimination, unit closing, reorganization, business exit, or layoff will receive a pro-rated portion of the AIP award based on the number of months on active payroll during the plan year.

Leave of absence: A participant who is on a leave of absence during the plan year will be eligible for a pro-rata portion of the incentive payment based on the number of months on active payroll during the plan year.

Retirement: If a participant retires during the plan year, any earned incentive award will be pro-rated based on the number of active months during the plan year and will be paid on the award date. If a participant retires after the end of the plan year but before the award date, the participant will be eligible to receive full payment of any earned incentive on the award date.

Death: If a participant dies during the plan year, any earned incentive award will be pro-rated based on the number of months on active payroll during the plan year and will be paid on the award date. If a participant dies after the end of the plan year but before the award date, the participant will be eligible to receive full payment of any earned incentive on the award date.
Disability: Any time on short-term disability during the plan year will be treated as actively working and will be eligible for any earned incentive award.

Reinstatement: If a participant is reinstated during the plan year, any earned incentive award will be pro-rated based on the number of active months during the plan year following reinstatement. Any incentive earned prior to employment termination will be forfeited.

Incentive Exceptions	Business realities may dictate the need for an incentive exception in certain situations. Examples may include:
	1.	Business reorganization
	2.	Unit opening, conversion, and/or remodel
	3.	Field management jobs—transfer to unit or district with significantly different performance
A request for incentive exception must be submitted to Corporate Compensation for review and requires approval of the Office of the Chairman.

Taxation	All AIP awards are subject to applicable taxes and withholding as defined by law. Applicable taxes are the responsibility of the participant.

Plan Amendment or Termination
Participation in the AIP is at the discretion of the company and shall not constitute a guarantee of employment. No incentive amounts under this program are guaranteed. The AIP may be amended or terminated at any time at the company's sole discretion.

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Roles and Responsibilities

Role	AIP Responsibilities

SHLD Compensation Committee	•	Final approval for senior executive incentive plans

Office of the Chairman	•	Final approval for all incentive plans, including plan design and goals that do not fall under the purview of the Compensation Committee
	•	Final approval for any incentive exceptions

Senior Executives	•	Review incentive plan goals and weightings for their business
	•	Work with Corporate/Business Unit finance to establish financial goals
	•	Request incentive exceptions as appropriate

Corporate Finance	•	Define and recommend financial goals to Office of the Chairman and Compensation Committee
	•	Ensure goals and anticipated payouts are within established budgets
	•	Support Business Unit Finance to define business-specific financial goals

Business Unit Finance	•	Define financial goals that are consistent with and support overall plan goals

Corporate Compensation	•	Design and implement plans
	•	Ensure compensation plans support SHC strategic objectives and are administered consistently across the organization
	•	Secure plan approval
		—	From Compensation Committee if associates covered by plan fall under their purview
		—	From Office of the Chairman for all other enterprise-wide plans
	•	Develop communications
	•	Review and recommend incentive exceptions, as appropriate, to Office of the Chairman

HR Systems and Reporting Solutions	•	Develop solutions for administering new plans
	•	Perform ongoing maintenance tasks on incentive system
	•	Ensure that the systems properly support incentive payments

Associate Service Center (ASC)	•	Develop pay file and verify accuracy
	•	General plan administration
	•	Ensure correct ratings are entered into PeopleSoft
	•	Manage verification process
	•	Manage questions from associates and managers

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Human Resources Generalists	•	Assign plan goals and weightings of goals for associates in plans that are under their business unit
	•	Validate plan assignment
	•	Execute communication plan and develop business-specific communications

Management	•	Communicate and support implementation of incentive plans
	•	Adjust individual goals as necessary and communicate with associate
	•	Review individual goal completion and provide feedback to associate

Associate	•	Verify accuracy of incentive data
	•	Ensure individual goals are current and being evaluated on a timely basis

Individual Modifier	Eligibility: All salaried associates and exception hourly associates

Description
	Each eligible associate will receive an individual performance rating which may result in an increase or decrease in the annual incentive payout. For 2005, the performance modifier will be determined as follows:

	Performance	Rating	Modifier

	Exceeds	5	+ 25%
	Above	4	+ 15%
	Average	3	No adjustment
	Below	2	- 25%
	Poor	1	- 100%

	The individual performance modifier adjusts the financially calculated incentive award up or down. The modifier can reduce the entire financial incentive award to $ 0 (e.g. performance rating = "1"), or it can increase an incentive award up to but not to exceed 150% of target incentive.
Illustration:

Target Incentive	Incentive Plan Component	Incentive Plan Weighting	Incentive Plan Payout %	Incentive Award

$10,000	SHC EBITDA	50%	115%	$5,750
	Bus EBITDA	50%	50%	$2,500

				$8,250	Financial Award

		Performance Rating	Performance Modifier

		4	15%	115%	Individual Modifer

				$9,488	Total incentive Award ($)

				95%	Total incentive Award (% of Target)

D-4-6

APPENDIX D-5
SEARS HOLDINGS CORPORATION
2006 LONG-TERM INCENTIVE PROGRAM (LTIP)

SECTION 1
GENERAL

        1.1.    Purpose.    The Sears Holdings Corporation 2006 Long-Term Incentive Program (the "LTIP") is a performance-based program. The LTIP is designed to motivate the salaried employees of Sears Holdings Corporation (the "Company"), Sears Holdings Management Corporation, Sears, Roebuck and Co., Kmart Holding Corporation and their Subsidiaries, to achieve significant, lasting change that successfully positions the Company for future growth. Performance goals under the LTIP align Participants' financial incentives with the financial goals of the Company. Awards under the LTIP are designed to vary commensurately with achieved performance. Both (i) Awards structured to satisfy the requirements for "performance-based compensation" outlined in regulations issued under Section 162(m) of the Internal Revenue Code ("Code Section 162(m)"), and (ii) Awards not so structured, may be issued hereunder.

        1.2.    Operation, Administration, and Definitions.    The operation and administration of the LTIP, including the Awards made under the LTIP, shall be subject to the provisions of Section 6 (relating to operation and administration). Capitalized terms in the LTIP shall be defined as set forth in the LTIP (including the definitional provisions of Section 9). The LTIP is established under, and constitutes a part of, the Sears Holdings Corporation Umbrella Incentive Program (the "UIP"). All Awards hereunder are contingent on shareholder approval of the UIP, as provided in subsection 3.1.

SECTION 2
PARTICIPATION

        2.1.    Eligible Employee.    The term "Eligible Employee" means those salaried employees of the Company or a Subsidiary who are designated as Eligible Employees by the "Committee" (as such term is defined in subsection 6.2 and further described in Section 7). Subject to the terms and conditions of the LTIP, the Committee shall determine and designate, from time to time, from among the Eligible Employees, those persons who shall be granted one or more Awards under the LTIP, and thereby become "Participants" in the LTIP.

        2.2.    New Hires.    The Committee may designate as Participants those employees whom the Committee determines have been newly hired or promoted into the group of Eligible Employees, provided that, if Awards to such individuals are intended to meet the requirements of Code Section 162(m), the terms and conditions of such Awards shall be subject to such adjustments as the Committee deems necessary or desirable to qualify such Awards as "performance-based compensation" for purposes of Code Section 162(m).

SECTION 3
CASH INCENTIVE AWARDS

        3.1.    Target Cash Incentive Awards.    At one or more meetings of the Committee after February 1, 2006, the Committee may award "Target Cash Incentive Awards" (as such term is defined in subsection 3.1(a) below) to each Participant designated by the Committee at such meeting, in an amount determined by the Committee in its sole discretion. In connection with such Awards, the Committee shall establish "Target LTIP EBITDA", "Threshold LTIP EBITDA" and "Superior LTIP EBITDA" (each as defined in subsection 3.3 below), provided, however, that Threshold LTIP EBITDA and Superior LTIP EBITDA shall each be expressed as a percentage of Target LTIP EBITDA. All Awards hereunder shall be contingent on shareholder approval of the UIP in accordance with Code Section 162(m) and the regulations promulgated thereunder, and no amount shall be paid under any Award, unless and until shareholder approval of the UIP has been obtained in accordance with Code Section 162(m) and the regulations thereunder.

          (a)   A Target Cash Incentive Award shall, at the date of grant, consist of a commitment by the Company to distribute, at the time specified in, and in accordance with the provisions of, Section 4, below, as applicable, an amount equal to the Participant's Target Cash Incentive Award multiplied by the applicable Award Multiple set forth in subsection 3.4, below, subject to approval of the final award amount by the Committee (the "Cash Incentive Award") and to the provisions of subsection 6.3.

D-5-1

          (b)   A Cash Incentive Award shall generally be satisfied by a distribution in cash to the Participant, provided, however, that, if permitted by the Committee, a Participant may elect, by such deadline as specified under uniform and nondiscriminatory rules established by the Committee, to receive, in lieu of cash and in full satisfaction of such Cash Incentive Award, the number of shares of Company common stock ("Stock") equal (i) to the cash amount described at paragraph (a) of this subsection 3.1, divided by (ii) the Fair Market value of a share of Stock as of the day immediately preceding the date of distribution, provided that issuance of any shares of Stock in accordance with this subsection 3.1(b) shall be contingent on the availability of shares of Stock under any shareholder-approved plan of the Company providing for the issuance of Stock in satisfaction of the Awards hereunder (which in no event shall be an employee stock purchase plan).

        3.2.    Performance Period.    The "Performance Period" shall be the Company's 2006, 2007 and 2008 Fiscal Years (provided that, in the case of an employee who is newly hired or promoted into the group of Eligible Employees after the first day of the Company's 2006 Fiscal Year, the Performance Period shall be such shorter period as established by the Committee, subject to the requirements of Code Section 162(m), if applicable. The amount of the Cash Incentive Award shall be determined at the completion of the Performance Period in accordance with subsection 3.1, above, and subsection 4.1 below.

        3.3.    "LTIP EBITDA."

          (a)    LTIP EBITDA.    Subject to adjustment, if any, in accordance with paragraph (e) of this subsection 3.3, "LTIP EBITDA" refers to total earnings of the Company and its affiliates and its predecessors, other than Sears Canada (referred to as the "Domestic Company") for the Performance Period, determined before interest, taxes, depreciation and amortization, and excluding the following items: all litigation or claim judgments or settlements, the effect of purchase accounting and changes in accounting methods; gains, losses and costs associated with acquisitions, divestitures and store closures; integration costs that are disclosed as merger related; and bankruptcy-related matters of the predecessor company.

          (b)    Target LTIP EBITDA.    Subject to adjustment, if any, in paragraph (e), "Target LTIP EBITDA" refers to the target level of LTIP EBITDA, for the Performance Period, established by the Committee in accordance with subsection 3.1, above.

          (c)    Threshold LTIP EBITDA.    Subject to adjustment, if any, in paragraph (e), "Threshold LTIP EBITDA" refers to a level of LTIP EBITDA, for the Performance Period, established by the Committee, which shall be equal 90 percent of Target LTIP EBITDA and, if exactly achieved, shall generate an AWARD Multiple (described in subsection 3.4, below) of 60 percent.

          (d)    Superior LTIP EBITDA.    Subject to adjustment, if any, in paragraph (e), "Superior LTIP EBITDA" refers to a level of LTIP EBITDA, for the Performance Period, established by the Committee, which shall equal 125 percent of Target LTIP EBITDA, and, if achieved, shall generate an Award Multiple (described in subsection 3.4, below) of 200 percent.

          (e)    Adjustments to Target LTIP EBITDA, Threshold LTIP EBITDA and Superior LTIP EBITDA.    The LTIP EBITDA incentive targets contemplate that the Domestic Company remains approximately the same size over the period of the LTIP. If, after February 1, 2006, the Domestic Company acquires or divests itself of assets or an entity that has associated EBITDA (measured using the same principles as those described in subsection 3.3(a)) in its last full fiscal year prior to the acquisition or divestiture of greater than or equal to $250,000,000, Target LTIP EBITDA will be increased or decreased, as applicable, by such prior full fiscal year's EBITDA associated with such entity or assets.

        3.4.    "Award Multiple."    The Award Multiple shall be as outlined below:

          (a)   if LTIP EBITDA is 100% of Target LTIP EBITDA, the Award Multiple shall be 100%;

          (b)   if LTIP EBITDA is equal to Threshold LTIP EBITDA, the Award Multiple shall be 60%;

          (c)   if LTIP EBITDA is greater than Threshold LTIP EBITDA, but less than Target LTIP EBITDA, the Award Multiple shall be a whole percentage between 60% and 100%, determined by interpolation on a straight line basis relative to such LTIP EBITDA, Threshold LTIP EBITDA and Target LTIP EBITDA amounts, and rounded down to the nearest whole percentage;

          (d)   if LTIP EBITDA is less than Threshold LTIP EBITDA, the Award Multiple shall be 0;

D-5-2

          (e)   if LTIP EBITDA is greater than Target LTIP EBITDA, but less than Superior LTIP EBITDA, the Award Multiple shall be a whole percentage between 100% and 200%, determined by interpolation on a straight line basis relative to such LTIP EBITDA, Target LTIP EBITDA and Superior LTIP EBITDA amounts, and rounded down to the nearest whole percentage; and

          (f)    if LTIP EBITDA is greater than or equal to Superior LTIP EBITDA, the Award Multiple shall be 200%.

        3.5.    Limitation on Individual Awards.    Notwithstanding anything herein to the contrary, the total Cash Incentive Award paid to any Participant pursuant to the LTIP shall in no event exceed $15 million.

        3.6.    Limitations.    All Cash Incentive Awards awarded under the LTIP (and any Stock or cash otherwise distributable pursuant thereto) are subject to the provisions of Sections 4, 5 and 6.

SECTION 4
DISTRIBUTION

        4.1.    General.    Subject to Sections 5 and 6, the shares of Stock or the cash that result from the payout formula described at Section 3 shall be distributed, in a single lump sum, as soon as practicable after the first Committee meeting after the LTIP EBITDA results for the Company's 2008 Fiscal Year are available to the Committee. Notwithstanding anything herein to the contrary, no distribution shall be made hereunder until after the Committee has certified the attainment of the performance goals and the amount to be paid to each Participant. The date as of which payment is made in accordance with this subsection 4.1 is referred to herein as the "payment date."

        4.2.    Termination and Other Provisions.    All distributions are subject to the provisions of Sections 5 and 6, below.

SECTION 5
TERMINATION

        5.1.  The effect of termination of employment on a Participant's right to receive a Cash Incentive Award (whether payable in cash or Stock) depends both on the reason for the termination and the point in the Performance Period that the termination occurs, as described below.

          (a)    Voluntary Termination or Involuntary Termination with Cause.    In the event that a Participant voluntarily terminates employment (unless the Participant retires (in accordance with the definition of "retires" or "retirement" contained in the written Company Human Resources Policy as in effect from time to time, or with written Committee consent)), or is involuntarily terminated for "poor performance" or with "Cause" (each as defined in the Participant's Executive Severance/Noncompete Agreement or other employment contract, or if such term does not appear therein, or, if the Participant has no Executive Severance/Noncompete Agreement or other employment contract, then as defined in Section 9) prior to the payment date of his or her Award, such Participant shall forfeit all of his or her Award.

          (b)    Retirement, Disability or Involuntary Termination without Cause.    In the event that, prior to the payment date of his or her Award, a Participant (i) retires (as defined in subsection 5.1(a) above), (ii) suffers a permanent and total disability (as defined in the written Company Human Resources Policy) while employed by the Company or a Subsidiary, or (iii) is involuntarily terminated on account of job elimination (rather than poor performance) and without Cause (as defined in subsection 5.1(a) above), subject to Section 6, below, such individual shall be entitled to a distribution in an amount equal to the Cash Incentive Award, if any, that would otherwise be payable to the Participant under subsection 3.1, above, pro-rated through the date of termination in accordance with subsection 5.1(d) below; provided, however, that in no event shall a Participant receive any payment hereunder unless (A) LTIP EBITDA for the period from the inception of the Performance Period through the last completed full month that occurs on or preceding the Participant's date of termination is equal to or greater than Target LTIP EBITDA (pro-rated in accordance with subsection 5.1(d) below), (B) LTIP EBITDA is equal to or greater than Target LTIP EBITDA for the Performance Period, and (C) as of his date of termination, the Participant had been employed by one or more of the Company, Sears Holdings Management Corporation, Sears, Roebuck and Co., Kmart Holding Corporation or one of their Subsidiaries, for at least 12 months of the Performance Period applicable to such individual.

D-5-3

          (c)    Death.    In the event that a Participant dies while employed by the Company or a Subsidiary and prior to the payment date for his or her Award, his or her Target Cash Incentive Award shall be prorated through the date of death, in accordance with subsection 5.1(d) below, and, subject to Section 6, below, his or her estate shall be entitled to receive a Cash Incentive Award, equal to his or her prorated Target Cash Incentive Award and payable in cash, provided, however, that in no event shall a payment be made with respect to a deceased Participant hereunder unless as of his date of termination he had been employed by one or more of the Company, Sears Holdings Management Corporation, Sears, Roebuck and Co., Kmart Holding Corporation or one of their Subsidiaries, for at least 12 months.

          (d)   All prorations of the Cash Incentive Award, the Target Cash Incentive Award, or Target LTIP EBITDA, as applicable, under this Section 5 are based on a fraction, the numerator of which is the number of full months during the Performance Period in which the Participant was employed by the Company or any Subsidiary, and the denominator of which is the full number of months in the Performance Period.

SECTION 6
OPERATION AND ADMINISTRATION

        6.1.    Source of Awards.    In the case of Awards under the LTIP that are settled in shares of Stock, such shares shall be distributed under a stock plan adopted by the Company and approved by the shareholders thereof that provides for the issuance of Stock in satisfaction of Awards hereunder, (which in no event shall be an employee stock purchase plan). In the event of any conflict between this document and such stock plan, the provisions of the stock plan shall govern.

        6.2.    Committee.    The LTIP is administered by the Compensation Committee of the Board (the "Committee"), as further described at Section 7. Any determinations by the Committee regarding this LTIP are binding on all Participants. The Committee may make additional changes that it deems appropriate for the effective administration of the LTIP. Subject to subsection 6.3, these changes may not increase the benefits to which Participants may become entitled under the LTIP, nor change the pre-established measures in goals that have been approved.

        6.3.    Negative Discretion.    Notwithstanding anything in the LTIP to the contrary, prior to the settlement of any Cash Incentive Award, the Committee may (i) reduce the amount of such Award, or the number of shares of Stock or amount of cash to be delivered in connection with such Award, and (ii) with respect to Awards that are not designated as intended to meet the requirements of "performance based compensation" under Code Section 162(m) and the regulations issued thereunder, may change the pre-established measures in goals that have been approved for such Award and increase the amount of such Award or the number of shares of stock or amount of cash to be delivered in connection with such Award.

        6.4.    General Restrictions.    Delivery of shares of Stock under the LTIP, in satisfaction of a Cash Incentive Award, shall be subject to the following:

          (a)   Notwithstanding any other provision of the LTIP, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the LTIP unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b)   To the extent that the LTIP provides for issuance of Stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any exchange or similar entity.

        6.5.    Tax Withholding.    All distributions under the LTIP are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the LTIP on satisfaction of the applicable withholding obligations. To the extent permitted by the Committee, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns (provided, however, that to the extent shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this clause (ii) shall be limited to shares held by the Participant for not less than six months prior to the payment date (or such other period of time as the Company's accountants may require)); or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the LTIP, provided, however, that such shares

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under this clause (iii) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

        6.6.    Settlement of Awards.    The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, or a combination thereof, subject, in the case of settlement in shares, to the terms of the stock plan under which the Stock is issued. Satisfaction of any such obligations under an Award, which is sometimes referred to as the "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. Each Subsidiary shall be liable for payment of cash due under the LTIP with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

        6.7.    Transferability.    Except as otherwise provided by the Committee, Awards under the LTIP are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

        6.8.    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the LTIP, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the LTIP, as the Committee shall require.

        6.9.    Agreement With Company.    Any Award under the LTIP shall be subject to such terms and conditions, not inconsistent with the LTIP, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to as an "Award Agreement" regardless of whether any Participant signature is required.

        6.10.    Action by Company or Subsidiary.    Any action required or permitted to be taken under the LTIP by the Company, Sears Holdings Management Corporation, Sears, Roebuck and Co., Kmart Holding Corporation or any Subsidiary, if any, of the foregoing shall be by resolution of its board of directors, or by action of one or more members of the board of directors of such company (including a committee of the board) who are duly authorized to act for such board with respect to the applicable action, or (except to the extent prohibited by applicable law or applicable rules of any securities exchange or similar entity) by a duly authorized officer of such company.

        6.11.    Gender and Number.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        6.12.    Limitation of Implied Rights.

          (a)   Neither a Participant nor any other person shall, by reason of participation in the LTIP, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the LTIP. A Participant shall have only a contractual right to the cash or Stock, if any, payable under the LTIP, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the LTIP shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b)   The LTIP does not constitute a contract of employment, and selection as a Participant shall not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the LTIP, unless such right or claim has specifically accrued under the terms of the LTIP. Except as otherwise provided in the LTIP, no Award under the LTIP shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        6.13.    Evidence.    Evidence required of anyone under the LTIP may be by certificate, affidavit, document or other information, which the person charged with acting on such evidence considers pertinent and reliable, and which has been signed, made or presented by the proper party or parties.

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        6.14.    Corporate Transaction.    In the event of a corporate transaction involving the Company (including without limitation, any Stock dividend, Stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee may adjust Awards to preserve but in no event increase the benefits or potential benefits of the Awards; provided, however, that no such adjustment may be made to the extent such adjustment would cause Awards that are designated as intended to constitute "performance-based compensation" under Code Section 162(m) and the regulations issued thereunder, to cease to qualify as "performance-based compensation" under Code Section 162(m). Actions permitted under the preceding sentence by the Committee may include any adjustments that the Committee determines to be equitable (which may include, without limitation, (a) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (b) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of the payment).

SECTION 7
COMMITTEE

        7.1.    Administration.    As provided in subsection 6.2, the authority to control and manage the operation and administration of the LTIP shall be vested in the Compensation Committee of the Board of Directors of the Company (the "Committee").

        7.2.    Powers of Committee.    The Committee's administration of the LTIP shall be subject to the following:

          (a)   As provided in subsection 2.1 above, the Committee shall have the authority and discretion to determine those key employees who are Eligible Employees, to select from among the Eligible Employees those persons who shall receive Awards.

          (b)   Subject to the other provisions of the LTIP, the Committee shall have the authority and discretion to determine the time or times of receipt, to determine the types of Awards, to establish the terms, conditions, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 8) to amend, cancel, or suspend Awards. However (and subject to the requirements of Code Section 162(m), if applicable) to the extent that the Committee determines that the restrictions imposed by the LTIP preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c)   The Committee shall have the authority and discretion to interpret the LTIP, to establish, amend, and rescind any rules and regulations relating to the LTIP, to determine the terms and provisions of any Award Agreement made pursuant to the LTIP, and to make all other determinations that may be necessary or advisable for the administration of the LTIP.

          (d)   Any interpretation of the LTIP by the Committee and any decision made by it under the LTIP are final and binding on all persons.

        7.3.    Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of a securities exchange or similar entity, or would cause Awards designated as intended to constitute performance-based compensation under Code Section 162(m) to not satisfy the requirements thereunder, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. The Committee may revoke any such allocation or delegation at any time.

        7.4.    Information to be Furnished to Committee.    The Company, Sears Holdings Management Corporation, Sears, Roebuck and Co., Kmart Holding Corporation, and their Subsidiaries, shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company, Sears Roebuck and Co., Kmart Holding Corporation and their Subsidiaries, as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment, and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the LTIP must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the LTIP, subject to any applicable privacy laws.

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SECTION 8
AMENDMENT AND TERMINATION

        The Board or Committee may, at any time, amend or terminate the LTIP, or any Award, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the LTIP prior to the date such amendment is adopted by the Board (or the Committee, if applicable), and no amendment may be made, without the consent of the shareholders of the Company, that would cause any Awards designated as intended to meet the requirements of "performance based compensation" under Code 162(m) and the regulations thereunder, to cease to be deductible under Code Section 162(m). Notwithstanding anything herein to the contrary, (i) no amendment shall be made that would cause the Plan not to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity, and (ii) the LTIP and any Award thereunder may be amended without Participant consent to the extent that the Committee determines such amendment necessary to cause the LTIP or Award to comply with the requirements of Code Section 409A or any other applicable law or rule of any applicable securities exchange or similar entity.

SECTION 9
DEFINED TERMS

        In addition to the other definitions contained herein, the following definitions shall apply:

          (a)    Award.    The term "Award" means any Cash Incentive Award, whether settled in cash or Stock.

          (b)    Board.    The term "Board" means the Board of Directors of the Company.

          (c)    Cause.    The term "Cause" shall mean (1) a material failure by a Participant (other than a failure resulting from employee's incapacity due to a mental or physical disability) to perform the Participant's duties and responsibilities, which failure is demonstrably willful and deliberate on the Participant's part, is committed in bad faith or without reasonable belief that such failure is in the best interests of the Company and its affiliates and is not remedied in a reasonable period of time after receipt of written notice from the Company or its affiliate specifying such failure, (2) the commission by the Participant of a felony, or a misdemeanor involving moral turpitude, or (3) dishonesty or willful misconduct in connection with the Participant's employment.

          (d)    Code.    The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (e)    Fair Market Value.    The term "Fair Market Value" shall mean the reported closing price of a share of Stock on the principal securities exchange or market on which the Stock is then listed or admitted to trading.

          (f)    Fiscal Year.    The term "Fiscal Year" shall mean the twelve (12) month period beginning on January 28, 2006, and thereafter the twelve (12) month period beginning on the Saturday closest to January 31 of each of calendar year 2007 and 2008.

          (g)    Performance-Based Compensation.    The term "performance-based compensation" shall have the meaning ascribed to it under Code Section 162(m) and the regulations thereunder.

          (h)    Poor Performance.    The term "poor performance" shall mean the circumstance in which a Participant receives a below-expectations rating in any primary performance category per the Company performance management system within six months prior to the date that the Participant is terminated.

          (i)    Subsidiary.    The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Section 424(f) of the Code) with respect to the Company.

SECTION 10
EXPIRATION OF LTIP

        The LTIP shall expire, subject to earlier termination pursuant to Section 8, on the date on which all Cash Incentive Awards (if any) are paid in full in accordance with the provisions of the LTIP (or, if earlier, on the date that the Committee determines that the LTIP EBITDA is less than Threshold LTIP EBITDA).

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APPENDIX D-6

Sears Holdings Corporation 2006
Annual Incentive Plan

Annual Incentive Plan Document

Overview

Plan Objective	The Sears Holdings Corporation 2006 Annual Incentive Plan ("AIP") is designed to:
• Reward eligible associates for sustained company financial performance
• This AIP is established under the Sears Holdings Corporation Umbrella Incentive Program.

Participation	All salaried associates.

Plan Description	The AIP will consist primarily of two financial components consisting of EBITDA and Merchandise Margin.
The AIP EBITDA definition will be consistent with the definition of EBITDA in the Sears Holdings Corporation 2006 Long-Term Incentive Program (LTIP).

Sears Canada EBITDA will be measured in Canadian dollars and will be consistent with the definition of EBITDA (earnings before interest, taxes, depreciation and amortization) as reported in the external financial statements.

The Merchandise Margin for Sears, Roebuck and Co. business will be defined as Sears Internal Gross Margin; Gross profit (merchandise sales less cost of goods and shrink, including impact of associate discounts) plus vendor subsidy (excluding advertising subsidy), plus vendor penalties and audit recoveries, less expenses related to repairing items under warranty, less net markdowns on returns, less internal 0% financing charge (5.5% of net 0% sales—eliminated at Corporate).

The Merchandise Margin for Kmart Holding Corporation businesses will be defined as Kmart Gross Margin with Allowances; Gross profit (merchandise sales less cost of goods and shrink, excluding impact of associate discounts) plus vendor and advertising subsidy. Does not include vendor penalties and audit recoveries.

Performance and Award Periods
The performance period (i.e., period of time by which participants are evaluated on the established performance criteria) for the AIP will follow the Sears Holdings Corporation fiscal year. AIP awards will be paid to eligible participants on an annual basis, within a reasonable time following the close of the performance period.
The 2006 AIP performance period ends on 2/3/2007.

Incentive Award Opportunity
Incentive award opportunity will be determined by job based on the competitive marketplace. Incentive opportunity for each job is defined as a percentage of base salary and includes minimum, target, and maximum values.
Incentive award is based on actual performance versus goals established.

2006 AIP provides a minimum opportunity equal to 0% of target incentive and maximum opportunity equal to 200% of target incentive. Also, the Compensation Committee reserves the right to apply discretion to any incentive award, except with respect to 162(m) performance awards in which no positive discretion is permitted.

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Individual Modifier	•	Individual modifier allows the calculated financial award to be modified, positively or negatively, based on individual performance
		— Total incentive award can not be modified above the 200% maximum
	•	Individual performance will modify the incentive award in the following manner

		Performance	Rating	Modifier

		Exceeds	5	0% - 25%
		Above	4	0% - 15%
		Average	3	No adjustment
		Below	2	- 25%
		Poor	1	- 100%

Goal-Setting	Financial Goals
Financial goals include threshold, target, and maximum/excellence levels of performance.
•
Threshold performance reflects the minimum hurdle that must be achieved before any AIP award is earned. This level of performance should approximate the previous year's performance, but may need to be modified depending on the level of previous year's performance (e.g. 90% of target).
• Target performance reflects an expected level of performance, consistent with the business strategy. The level of performance should represent plan.
• Maximum/Excellence performance reflects performance that significantly exceeds company and shareholder expectations (125% of target).
The Compensation Committee approves company financial goals for the AIP.
2006 AIP performance levels:
• Threshold = 60% payout
• Target = 100% payout
• Maximum/Excellence = 200% payout
Financial performance falling in-between is straight-lined interpolated.

Administration	Administration Policies follow.

Roles and Responsibilities	Roles and Responsibilities follow.

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Administration Policies

Policy	Description

Award Date	Earned incentive awards will be paid to eligible participants within 75 days from the close of the performance period.
An eligible participant must be actively employed on the award date in order to receive any earned AIP award (unless otherwise required by law).

Job Change
In general, an associate's target annual incentive will reflect the target of the new job, while maintaining a comparable level of target total cash compensation opportunity. Accordingly, any adjustment to target incentive should be assessed in conjunction with any concurrent base pay adjustments.

If an individual's target incentive changes during the plan year, any earned incentive will be pro-rated (see "Pro-ration" policy for more detailed information) on a daily basis, based on the time in each incentive-eligible assignment.
Below are several common types of job changes and the typical target incentive action:
Promotions: target incentive should immediately reflect that of the new job.

Developmental: if target incentive for new job is lower than that of current job, target incentive may be reduced. However, overall target total cash compensation opportunity (i.e., sum of salary and target incentive) for the new job should be comparable to the current job's target total cash compensation opportunity.
Demotions: target incentive should be immediately reduced to that of the new job.
Exceptions will be handled on a case by case basis, under the discretion of the Human Resources Generalist and business executive. (See "Incentive Exceptions" for additional information.)

Incentive Target Standardization
All associates within the same job category will have a standard target incentive. For those jobs that have not been "standardized", incumbents will retain their current target incentive until the pre-determined standardization date. Upon standardization, all incumbents will immediately assume the standard target incentive for that job.

Incentive Pro-ration	Any pro-ration of AIP awards will take place on a daily basis, based on the actual event date of a participant's job change or employment status change.

Employment Status Change	Termination with cause: A participant whose employment is terminated for cause will forfeit any earned AIP award.
Voluntary termination: A participant who voluntarily terminates employment (resigns) prior to the AIP award date will forfeit any earned AIP award.
Involuntary termination: A participant who terminates employment due to job elimination, unit closing, reorganization, business exit, or layoff will forfeit any earned AIP award.

Leave of absence: A participant who is on a leave of absence during the plan year will be eligible for a pro-rata portion of the incentive payment based on the number of days on active payroll during the plan year.

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Employment Status Change (continued)
Retirement: If a participant retires during the plan year, any earned incentive award will be pro-rated based on the number of active days during the plan year and will be paid on the award date. If a participant retires after the end of the plan year but before the award date, the participant will be eligible to receive full payment of any earned incentive on the award date.

Death: If a participant dies during the plan year, any earned incentive award will be pro-rated based on the number of days on active payroll during the plan year and will be paid on the award date. If a participant dies after the end of the plan year but before the award date, the participant will be eligible to receive full payment of any earned incentive on the award date.
Disability: Any time on short-term disability during the plan year will be treated as actively working and will be eligible for any earned incentive award.

Reinstatement: If a participant is reinstated during the plan year, any earned incentive award will be pro-rated based on the number of active days during the plan year following reinstatement. Any incentive earned prior to employment termination will be forfeited.

Incentive Exceptions	For associates below the Named Executive Officers, business realities may dictate the need for an incentive exception in certain situations. Examples may include:
	1.	Business reorganization
	2.	Unit opening, conversion, and/or remodel
	3.	Field management jobs—transfer to unit or district with significantly different performance
A request for incentive exception must be submitted to Corporate Compensation for review and requires approval of the Office of the Chairman.

Taxation	All AIP awards are subject to applicable taxes and withholding as defined by law. Applicable taxes are the responsibility of the participant.

Plan Amendment or Termination
Participation in the AIP is at the discretion of the company and shall not constitute a guarantee of employment. No incentive amounts under this program are guaranteed. The AIP may be amended or terminated at any time at the Company's sole discretion.

Roles and Responsibilities

Role	AIP Responsibilities

Sears Holdings Corporation Compensation Committee	•	Final approval for Plan, incentive plan assignments, performance goals, and Plan administration.

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[SEARS HOLDINGS CORPORATION LOGO] P.O. BOX 8648 EDISON NJ 08818-8648	PROXY VOTING INSTRUCTION CARD
Your vote is important. Casting your vote in one of the three ways described on this instruction card votes all common shares of Sears Holdings Corporation that you are entitled to vote and gives voting instructions for any common shares held on your behalf in the Sears 401(k) Savings Plan, the Lands End, Inc. Retirement Plan and the Sears Puerto Rico Savings Plan.

 VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to Sears Holdings Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
If you vote by phone or via the Internet, you do not need to mail in your proxy card.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SEARH1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEARS HOLDINGS CORPORATION

The Board of Directors recommends a vote
FOR proposals 1 through 5.

Election of Directors			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line below.
1.	The nominees for election to the Board of Directors are:
	01. Donald J. Carty	06. Steven T. Mnuchin	☐	☐	☐
	02. William C. Crowley	07. Richard C. Perry
	03. Alan J. Lacy	08. Ann N. Reese
	04. Edward S. Lampert	09. Thomas J. Tisch
05. Aylwin B. Lewis
		For	Against	Abstain			For	Against	Abstain
2.	Approve the Sears Holdings Corporation 2006 Associate Stock Purchase Plan	☐	☐	☐	4.	Approve the Sears Holdings Corporation Umbrella Incentive Program	☐	☐	☐
3.	Approve the Sears Holdings Corporation 2006 Stock Plan	☐	☐	☐	5.	Ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the Company's independent public accountants for fiscal year 2006	☐	☐	☐
I have given written voting instructions, a change of address or comments on the back of this card.		YES	NO	☐
Please indicate if you plan to attend the meeting		☐	☐

NOTE: Please sign exactly as your name or names appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, give full title.
Signature [PLEASE SIGN WITHIN BOX] Date					Signature (Joint Owners) Date

SEARS HOLDINGS CORPORATION
ADMISSION TICKET

        You should present this admission ticket in order to gain admittance to the 2006 Annual Meeting of Stockholders. This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. If shares are held in the name of a broker, trust, bank, or other nominee, you should bring with you a statement, proxy or letter from the broker, trustee, bank or nominee confirming the beneficial ownership of the shares as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

DIRECTIONS TO SEARS HOLDINGS CORPORATION

Directions from Midway Airport:

Take I-290, Eisenhower Expressway, West. This will turn into Rt. 53 North, approximately 25 miles out of the Loop. Follow Rt. 53 North and exit on I-90 West, Northwest Tollway. Stay on I-90 West to the exit at Beverly Road and proceed North (right). You will see the Sears Entrance on the right. Turn right into the Sears complex and follow the signs to Visitor Parking. Proceed from Visitor Parking to the Main Entrance (you passed it on the way to the Visitor Parking area).

Directions from the Loop or O'Hare Airport:

Take I-90/94 West and stay on I-90, Northwest Tollway, West, towards Rockford. Exit at Beverly Road and proceed North (right). You will see the Sears Entrance on the right. Turn right into the Sears complex and follow the signs to Visitor Parking. Proceed from Visitor Parking to the Main Entrance (you passed it on the way to the Visitor Parking area).

Directions from West to Route 59:

Take I-90, Northwest Tollway, East to Rt. 59 (first exit after Rt. 25). Exit at Rt. 59 and proceed North. At Higgins Road (Rt. 72) turn left. Proceed West on Higgins Road to Beverly Road. At Beverly Road turn left and proceed South. You will see the Sears Entrance on the left. Turn left into the Sears complex and follow the signs to Visitor Parking. Proceed from Visitor Parking to the Main Entrance (you passed it on the way to the Visitor Parking area).

P R O X Y

Sears Holdings Corporation

This Proxy is Solicited on Behalf of the Board of Directors
of Sears Holdings Corporation

        The undersigned, revoking any proxy previously given, hereby appoint(s) William R. Harker, William K. Phelan and Allen R. Ravas, all of whom are officers of Sears Holdings Corporation, and each of them, as proxies with full powers of substitution, to vote, as directed on the reverse side of this card, all shares the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders of Sears Holdings Corporation, and at any adjournment or postponement of the meeting, and authorizes each proxy to vote at his discretion on any other matter that may properly come before the meeting or at any adjournment or postponement of the meeting.

        This card also provides voting instructions for any common shares held on the undersigned's behalf in the Sears 401(k) Savings Plan, the Lands' End, Inc. Retirement Plan and the Sears Puerto Rico Savings Plan.

        This proxy, when properly executed, will be voted in the manner directed herein and in the discretion of the proxy holders on all other matters properly coming before the meeting. If no direction is made, this proxy will be voted FOR all of the Board of Directors' nominees for election to the Board of Directors and FOR proposals 2 through 5, except for any shares the undersigned holds in the Sears 401(k) Savings Plan, the Lands' End, Inc. Retirement Plan and the Sears Puerto Rico Savings Plan, which will be voted according to the rules of those plans.

Address Changes/Comments/Voting Instructions:

(If you noted any Address Changes, Comments or Voting Instructions above, please check the corresponding box on the reverse.) SEE REVERSE SIDE

QuickLinks

SEARS HOLDINGS CORPORATION 3333 Beverly Road Hoffman Estates, Illinois 60179
Proxy Statement
TABLE OF CONTENTS
QUESTIONS AND ANSWERS
CORPORATE GOVERNANCE
ITEM 1. ELECTION OF DIRECTORS
ITEM 2. APPROVAL OF 2006 ASSOCIATE STOCK PURCHASE PLAN
THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE SEARS HOLDINGS CORPORATION 2006 ASSOCIATE STOCK PURCHASE PLAN.
ITEM 3. APPROVAL OF 2006 STOCK PLAN
ITEM 4. APPROVAL OF UMBRELLA INCENTIVE PROGRAM
ITEM 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER INFORMATION
IMPORTANT
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SEARS HOLDINGS CORPORATION
APPENDIX B SEARS HOLDINGS CORPORATION 2006 ASSOCIATE STOCK PURCHASE PLAN (Effective August 1, 2006)
SECTION 1 GENERAL
SECTION 2 METHOD OF PURCHASE
SECTION 3 OPERATION AND ADMINISTRATION
SECTION 4 COMMITTEE
SECTION 5 AMENDMENT AND TERMINATION
SECTION 6 DEFINED TERMS
APPENDIX A EMPLOYERS
APPENDIX C SEARS HOLDINGS CORPORATION 2006 STOCK PLAN, AS AMENDED
SECTION 1 GENERAL
SECTION 2 AWARDS
SECTION 3 OPERATION AND ADMINISTRATION
SECTION 4 COMMITTEE
SECTION 5 AMENDMENT AND TERMINATION
SECTION 6 DEFINED TERMS
APPENDIX D SEARS HOLDINGS CORPORATION UMBRELLA INCENTIVE PROGRAM (UIP)
SECTION 1 GENERAL
SECTION 2 PARTICIPATION
SECTION 3 CASH INCENTIVE AWARDS/STOCK AWARDS
SECTION 4 DISTRIBUTION
SECTION 5 TERMINATION
SECTION 6 OPERATION AND ADMINISTRATION
SECTION 7 COMMITTEE
SECTION 8 AMENDMENT AND TERMINATION
SECTION 9 DEFINED TERMS
APPENDIX D-1
SEARS HOLDINGS CORPORATION 2005 SENIOR EXECUTIVE LONG-TERM INCENTIVE PROGRAM (LTIP)
FIRST AMENDMENT TO THE SEARS HOLDINGS CORPORATION 2005 SENIOR EXECUTIVE LONG-TERM INCENTIVE PROGRAM
APPENDIX D-2 SEARS HOLDINGS CORPORATION 2005 VICE PRESIDENT LONG-TERM INCENTIVE PROGRAM (LTIP) SECTION 1 GENERAL
SECTION 2 PARTICIPATION
SECTION 3 CASH INCENTIVE AWARDS
SECTION 4 DISTRIBUTION
SECTION 5 TERMINATION
SECTION 6 OPERATION AND ADMINISTRATION
SECTION 7 OFFICE
SECTION 8 AMENDMENT AND TERMINATION
SECTION 9 DEFINED TERMS
SECTION 10 EXPIRATION OF LTIP
APPENDIX D-3
Senior Executive SHC 2005 Annual Incentive Plan Document
APPENDIX D-4
2005 Annual Incentive Plan Document (as amended to May 24, 2005)
APPENDIX D-5 SEARS HOLDINGS CORPORATION 2006 LONG-TERM INCENTIVE PROGRAM (LTIP) SECTION 1 GENERAL
SECTION 2 PARTICIPATION
SECTION 3 CASH INCENTIVE AWARDS
SECTION 4 DISTRIBUTION
SECTION 5 TERMINATION
SECTION 6 OPERATION AND ADMINISTRATION
SECTION 7 COMMITTEE
SECTION 8 AMENDMENT AND TERMINATION
SECTION 9 DEFINED TERMS
SECTION 10 EXPIRATION OF LTIP
APPENDIX D-6
Sears Holdings Corporation 2006 Annual Incentive Plan
Annual Incentive Plan Document